As filed with the Securities and Exchange Commission on June 28, 2019

1933 Act Registration No. 333-14729

1940 Act Registration No. 811-07755

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 47	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 51	☒

Nuveen Multistate Trust II

(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 917-7700

Christopher M. Rohrbacher Vice President and Secretary 333 West Wacker Drive Chicago, IL 60606 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

Title of Securities Being Registered: Shares of beneficial interest.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 47

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Nuveen California High Yield Municipal Bond Fund, Nuveen California Intermediate Municipal Bond Fund and Nuveen California Municipal Bond Fund; the Prospectus for Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund and Nuveen New York Municipal Bond Fund

Part B—The Statement of Additional Information for Nuveen California High Yield Municipal Bond Fund, Nuveen California Intermediate Municipal Bond Fund and Nuveen California Municipal Bond Fund; the Statement of Additional Information for Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund and Nuveen New York Municipal Bond Fund

Part C—Other Information

Signatures

Exhibit Index

Exhibits

Mutual Funds	28 June 2019

Fund Name	Class A	Class C	Class C2	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHCX	NCHRX
Nuveen California Intermediate Municipal Bond Fund	NUCAX	NUCCX	—	NUCIX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCACX	NCSPX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Prospectus

Section 1  Fund Summaries

Nuveen California High Yield Municipal Bond Fund  2

Nuveen California Intermediate Municipal Bond Fund  9

Nuveen California Municipal Bond Fund  15

Section 2 How We Manage Your Money

Who Manages the Funds  21

More About Our Investment Strategies 23

How We Select Investments 27

What the Risks Are 28

Section 3 How You Can Buy and Sell Shares

What Share Classes We Offer  35

How to Reduce Your Sales Charge 39

How to Buy Shares 41

Special Services 42

How to Sell Shares 44

Section 4  General Information

Dividends, Distributions and Taxes 47

Distribution and Service Payments 49

Net Asset Value 51

Frequent Trading 52

Fund Service Providers 53

Section 5  Financial Highlights

Nuveen California High Yield Municipal Bond Fund  54

Nuveen California Intermediate Municipal Bond Fund  55

Nuveen California Municipal Bond Fund  56

Appendix—Variations in Sales Charge Reductions and
Waivers Available Through Certain Intermediaries A-1

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Fund Summaries

Nuveen California High Yield Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide high current income exempt from regular federal, California state and, in some cases, California local income taxes. Total return is a secondary objective when consistent with the Fund's primary objective.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 35 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%
Other Expenses
Interest and Related Expenses[3]	0.34%	0.34%	0.34%	0.34%
Remainder of Other Expenses	0.10%	0.10%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.17%	1.97%	1.71%	0.96%

1 The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3 Includes interest expense and fees paid on Fund borrowing and/or interest and related expenses from inverse floaters.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2	Section 1 Fund Summaries

	Class A	Class C	Class C2	Class I
1 Year	$534	$200	$174	$98
3 Years	$776	$618	$539	$306
5 Years	$1,037	$1,062	$928	$531
10 Years	$1,781	$2,296	$2,019	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

The Fund invests significantly in lower-quality long-term municipal bonds and may employ effective leverage through investments in inverse floaters. These investment strategies should be considered high risk relative to strategies employed by investment grade municipal bond funds.

Under normal market conditions, the Fund invests at least 65% of its net assets in low-to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. Below investment grade municipal bonds (those rated BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time).

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished. The Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a research-intensive investment process to identify high-yielding long-term municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate

Section 1 Fund Summaries	3

your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Because the Fund invests at least 65% of its assets in low-to-medium-quality bonds, including high yield securities, the Fund's credit risks are greater than those of funds that buy only investment grade securities. Also, the Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Defaulted Bond Risk—Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. The Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. In any reorganization or liquidation proceeding relating to a defaulted bond, the Fund may lose its entire investment.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government

4	Section 1 Fund Summaries

fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance. The Fund may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of California issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from California personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and California personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers

Section 1 Fund Summaries	5

making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

* Class A year-to-date total return as of March 31, 2019 was 4.17%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 18.05% and -8.79%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

6	Section 1 Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	3/28/06	(4.69)%	6.09%	9.80%	N/A
Class A (return after taxes on distributions)		(4.72)%	6.07%	9.79%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(1.32)%	5.72%	9.15%	N/A
Class C (return before taxes)	2/10/14	(1.34)%	N/A	N/A	5.33%
Class C2 (return before taxes)	3/28/06	(0.99)%	6.43%	9.68%	N/A
Class I (return before taxes)	3/28/06	(0.35)%	7.21%	10.50%	N/A
S&P Municipal Yield Index[1] (reflects no deduction for fees, expenses or taxes)		4.11%	6.33%	8.62%	5.85%
Lipper California Municipal Debt Funds Category Average[2] (reflects no deduction for taxes or sales loads)		0.50%	4.33%	5.79%	3.86%

1 S&P Municipal Yield Index is structured so that 70% of the market value of the index consists of bonds that are either not rated or are rated below investment grade, 20% are rated BBB/Baa, and 10% are rated single A.

2 Represents the average annualized returns for all reporting funds in the Lipper California Municipal Debt Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
John V. Miller, CFA	Senior Managing Director and Head of Municipals	March 2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal and California state personal income taxes. However, all or a portion of these distributions may be subject to the federal and state alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal and California state personal income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial

Section 1 Fund Summaries	7

intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

8	Section 1 Fund Summaries

Nuveen California Intermediate Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide you with as high a level of current interest income exempt from regular federal income tax and California state personal income tax, as is consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 35 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.00%
Other Expenses
Interest and Related Expenses[3]	0.02%	0.02%	0.02%
Remainder of Other Expenses	0.98%	0.98%	0.99%
Total Annual Fund Operating Expenses	1.71%	2.51%	1.52%
Fee Waivers and/or Expense Reimbursements[4]	(0.94)%	(0.95)%	(0.94)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.77%	1.56%	0.58%

1 The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3 Includes interest expense and fees paid on Fund borrowing and/or interest and related expenses from inverse floaters.

4 The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2021 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers currently in place are not renewed beyond July 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Section 1 Fund Summaries	9

	Class A	Class C	Class I
1 Year	$376	$159	$59
3 Years	$631	$586	$281
5 Years	$1,016	$1,151	$637
10 Years	$2,094	$2,691	$1,639

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal income tax and California state personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund will generally maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions.

Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

Under normal market conditions, the Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce

10	Section 1 Fund Summaries

the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal

Section 1 Fund Summaries	11

bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of California issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from California personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and California personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and

12	Section 1 Fund Summaries

thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

 * Class A year-to-date total return as of March 31, 2019 was 3.11%. The performance of the other share classes will differ due to their different expense structures.

During the two-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 2.32% and -1.19%, respectively, for the quarters ended March 31, 2017 and March 31, 2018.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance (the S&P Municipal Bond Intermediate Index is the Fund's primary benchmark) and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	10/19/16	(1.99)%	0.09%
Class A (return after taxes on distributions)		(1.99)%	0.09%
Class A (return after taxes on distributions and sale of Fund shares)		(0.54)%	0.41%
Class C (return before taxes)	10/19/16	0.35%	0.66%
Class I (return before taxes)	10/19/16	1.32%	1.71%
S&P Municipal Bond Intermediate Index[1] (reflects no deduction for fees, expenses or taxes)		1.55%	1.58%
S&P Municipal Bond California Index[2] (reflects no deduction for fees, expenses or taxes)		1.08%	1.73%
Lipper California Intermediate Municipal Debt Funds Category Average[3] (reflects no deduction for taxes or sales loads)		0.92%	1.03%

1 An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years.

2 An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market.

3 Represents the average annualized returns for all reporting funds in the Lipper California Intermediate Municipal Debt Funds Category.

Section 1 Fund Summaries	13

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Scott R. Romans, PhD	Managing Director	October 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal and California state personal income taxes. However, all or a portion of these distributions may be subject to the federal and state alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal and California state personal income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

14	Section 1 Fund Summaries

Nuveen California Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide you with as high a level of current interest income exempt from regular federal, California state and, in some cases, California local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 35 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-66 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%
Other Expenses
Interest and Related Expenses[3]	0.02%	0.02%	0.02%	0.02%
Remainder of Other Expenses	0.06%	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	0.76%	1.56%	1.31%	0.56%

1 The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3 Includes interest expense and fees paid on Fund borrowing and/or interest and related expenses from inverse floaters.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class C2	Class I
1 Year	$494	$159	$133	$57
3 Years	$653	$493	$415	$179
5 Years	$825	$850	$718	$313
10 Years	$1,323	$1,856	$1,579	$701

Section 1 Fund Summaries	15

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and California personal income tax. These municipal bonds include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and California personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from California personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

16	Section 1 Fund Summaries

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds.

Section 1 Fund Summaries	17

As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of California issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from California personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and California personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

18	Section 1 Fund Summaries

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

  * Class A year-to-date total return as of March 31, 2019 was 2.85%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 10.57% and -5.13%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance (the S&P Municipal Bond Index is the Fund's primary benchmark) and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	9/7/94	(4.14)%	4.09%	6.35%	N/A
Class A (return after taxes on distributions)		(4.14)%	4.08%	6.34%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(1.18)%	3.99%	5.98%	N/A
Class C (return before taxes)	2/10/14	(0.70)%	N/A	N/A	3.67%
Class C2 (return before taxes)	9/19/94	(0.48)%	4.43%	6.22%	N/A
Class I (return before taxes)	7/1/86	0.28%	5.20%	7.01%	N/A
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)		1.36%	3.89%	5.11%	3.49%
S&P Municipal Bond California Index[2] (reflects no deduction for fees, expenses or taxes)		1.08%	4.27%	5.57%	3.80%
Lipper California Municipal Debt Funds Category Average[3] (reflects no deduction for taxes or sales loads)		0.50%	4.33%	5.79%	3.86%

1  An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

2 An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market.

3 Represents the average annualized returns for all reporting funds in the Lipper California Municipal Debt Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Section 1 Fund Summaries	19

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Scott R. Romans, PhD	Managing Director	January 2003

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders.The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal and California state personal income taxes. However, all or a portion of these distributions may be subject to the federal and state alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal and California state personal income taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

20	Section 1 Fund Summaries

Section 2 How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Who Manages the Funds

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen, LLC managed approximately $989.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds' assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio manager for Nuveen California High Yield Municipal Bond Fund is John V. Miller. The portfolio manager for Nuveen California Intermediate Municipal Bond Fund and Nuveen California Municipal Bond Fund is Scott R. Romans. Each portfolio manager’s business experience for the last five years is set forth below.

•  John V. Miller, CFA, Senior Managing Director and Head of Municipals, entered the financial services industry in 1993 and became a portfolio manager in 2000. Before being named Head of Municipals in December 2017, he was Co-Head of Fixed Income starting in 2011, and Chief Investment Officer for the firm’s municipal bond team starting in 2007. He manages nine Nuveen-sponsored investment companies, with a total of approximately $30.7 billion under management.

•  Scott R. Romans, PhD, Managing Director and Portfolio Manager, entered the financial services industry in 2000 and became a portfolio manager in 2003. He joined Nuveen Asset Management in 2003 and manages 14 Nuveen-sponsored investment companies, with a total of approximately $13.9 billion under management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Section 2 How We Manage Your Money	21

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen California High Yield Municipal Bond Fund
For the first $125 million	0.4000%
For the next $125 million	0.3875%
For the next $250 million	0.3750%
For the next $500 million	0.3625%
For the next $1 billion	0.3500%
For the next $8 billion	0.3250%
For the next $5 billion	0.3125%
For the next $5 billion	0.3000%
For net assets over $20 billion	0.2875%

Average Daily Net Assets	Nuveen California Intermediate Municipal Bond Fund	Nuveen California Municipal Bond Fund
For the first $125 million	0.3500%	0.3500%
For the next $125 million	0.3375%	0.3375%
For the next $250 million	0.3250%	0.3250%
For the next $500 million	0.3125%	0.3125%
For the next $1 billion	0.3000%	0.3000%
For the next $3 billion	0.2750%	0.2750%
For the next $5 billion	0.2500%	0.2500%
For net assets over $10 billion	0.2375%	0.2375%

The overall complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund pay the overall complex-level fee rate. Nuveen California Municipal Bond Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate and making, as appropriate, an upward adjustment to that rate based upon the percentage of the Fund's assets that are not "eligible assets.” The maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of March 31, 2019, the Funds’ effective complex-level fee rates were as follows:

Complex-Level Fee Rate
Nuveen California High Yield Municipal Bond Fund	0.1588%
Nuveen California Intermediate Municipal Bond Fund	0.1588%
Nuveen California Municipal Bond Fund	0.1610%

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

22	Section 2 How We Manage Your Money

Nuveen California High Yield Municipal Bond Fund	0.53%
Nuveen California Intermediate Municipal Bond Fund	—%*
Nuveen California Municipal Bond Fund	0.48%

*For the most recent fiscal year, Nuveen Fund Advisors reimbursed in excess of management fees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for each Fund set forth below do not exceed the following percentages of the average daily net assets of any class of Fund shares:

Nuveen California High Yield Municipal Bond Fund	1.00%
Nuveen California Intermediate Municipal Bond Fund	0.60% through July 31, 2021
Nuveen California Municipal Bond Fund	0.75%

The expense limitation expiring July 31, 2021 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitations that do not expire may be terminated or modified only with the approval of shareholders of the applicable Fund.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended February 28, 2019.

More About Our Investment Strategies

The investment objectives of Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund, which are described in the "Fund Summaries" section, may not be changed without shareholder approval. The investment objective of Nuveen California Intermediate Municipal Bond Fund, which is described in the "Fund Summaries" section, may be changed without shareholder approval. If the investment objective of Nuveen California Intermediate Municipal Bond Fund changes, you will be notified at least 60 days in advance.

Each Fund has adopted a fundamental investment policy (a “Name Policy”). Each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal income tax and California state personal income tax. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value. A Name Policy may not be changed without shareholder approval.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal

Section 2 How We Manage Your Money	23

investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Funds at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Municipal Bonds

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

The municipal bonds in which the Funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

The municipal bonds in which the Funds invest may have variable, floating, or fixed interest rates.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the Funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Funds may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Funds adequately for the additional interest rate risk the Funds must assume, the Funds may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Funds may buy more bonds from issuers in that industry.

If suitable municipal bonds from the state of California are not available at attractive prices and yields, a Fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal and state personal income taxes. The Funds may invest up to 20% of their net assets in municipal bonds that are not exempt from federal and state personal income tax, including municipal bonds from other states. Income received from the Funds’ municipal bonds may be subject to the federal and state alternative minimum tax.

24	Section 2 How We Manage Your Money

Credit Quality. The Funds have principal investment strategies requiring them to invest in municipal bonds that have received a particular rating from a rating service, such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-. Municipal bonds that are rated below investment grade (BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

While Nuveen California High Yield Municipal Bond Fund invests at least 65% of its net assets in low-to-medium-quality municipal bonds under normal market conditions, it may invest in higher quality municipal bonds (those rated AAA/Aaa to A or, if unrated, judged by Nuveen Asset Management to be of comparable quality) or in any type of short-term, high-quality investments (including non-municipal investments) as a temporary defensive measure, in response to unusual market conditions, when there is a lack of acceptable lower rated bonds or at times when yield spreads do not justify the increased risks of investing in lower rated bonds, or during periods of large cash inflows or outflows. If the Fund invests in higher quality and/or short-term securities, it may not be able to achieve its investment objectives.

Inverse Floaters

Each Fund may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Funds. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were

Section 2 How We Manage Your Money	25

to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

Nuveen California High Yield Municipal Bond Fund may invest in inverse floaters that create effective leverage of up to 30% of the Fund’s total investment exposure. For purposes of this calculation, the Fund’s total investment exposure includes not only the inverse floaters owned by the Fund but also the assets attributable to the floaters issued by the related TOB trust. As an illustration, assume that a hypothetical fund with $80 of assets invests in the inverse floaters issued by a TOB trust with $30 of underlying municipal bonds and a 2:1 leverage ratio (i.e., the trust has issued $20 of floaters and $10 of inverse floaters). The fund’s effective leverage amount (the $20 of floaters outstanding) would be equal to 20% of its total $100 investment exposure ($80 of original assets plus the $20 in floaters to which the fund is now exposed).

Investment Companies and Other Pooled Investment Vehicles

As a non-principal investment strategy, under normal market conditions, Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may invest up to 10% of their total assets in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities of the types in which the Funds may invest directly. In addition, Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may invest a portion of their assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Funds may invest directly.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company or other pooled investment vehicle, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company or other pooled investment vehicle. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs.

Short-Term Investments and Cash Equivalents

Under normal market conditions, each Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The Funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the Funds invest in taxable securities, they may not be able to achieve their investment objectives.

As a non-principal investment strategy, each Fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its objective. A Fund does not

26	Section 2 How We Manage Your Money

expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

As a non-principal investment strategy, each Fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date.

Municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mutual-funds—by navigating to your Fund’s web page and clicking on the “Characteristics” link. By following this link, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website approximately five business days following the end of each most recent month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

How We Select Investments

Investment Philosophy

Nuveen Asset Management believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management follows a disciplined, research-driven investment approach to find securities that combine exceptional relative value with above-average return potential.

Investment Process

Nuveen Asset Management believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

• Credit analysis and surveillance

•  Sector analysis

•  Limited industry concentration

•  Trading strategies

Section 2 How We Manage Your Money	27

• Sell discipline

•  Yield curve and structural analysis

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. See the “Fund Summaries” section for a description of the principal risks of investing in a particular Fund. Additional information about these risks is listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Active management risk: The funds’ sub-adviser actively manages each fund’s investments. Consequently, the funds are subject to the risk that the investment techniques and risk analyses employed by the funds’ sub-adviser may not produce the desired results. This could cause a fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the funds’ sub-adviser in connection with managing a fund and may also adversely affect the ability of a fund to achieve its investment goal.

Alternative minimum tax risk: Each fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call risk: Municipal bonds are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Such redemptions and subsequent reinvestments would also increase a fund's portfolio turnover. If the called bond was purchased at a premium, the value of the premium may be lost in the event of prepayment.

Credit risk: Credit risk is the risk that an issuer of a municipal bond held by a fund may be unable or unwilling to make interest and principal payments and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Municipal bonds are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a municipal bond may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the bond and in shares of a fund, and can also affect the bond’s liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Credit risk may be increased by a fund's investments in inverse floaters because of the leveraged nature of these investments.

28	Section 2 How We Manage Your Money

To the extent that a fund holds municipal bonds that are secured or guaranteed by financial institutions, changes in the credit quality of such financial institutions could cause the values of these municipal bonds to decline.

Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, a fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Defaulted bond risk: Defaulted bonds are speculative and involve substantial risks in addition to the risks of investing in high yield securities that have not defaulted. Nuveen California High Yield Municipal Bond Fund generally will not receive interest payments on the defaulted bonds and there is a substantial risk that principal will not be repaid. Nuveen California High Yield Municipal Bond Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted bond, Nuveen California High Yield Municipal Bond Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted bonds and any securities received in exchange for defaulted bonds may be subject to restrictions on resale.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

Section 2 How We Manage Your Money	29

In addition, when a fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the fund’s shares and can result in losses that exceed the amount originally invested. The success of a fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A fund may also enter into over-the-counter ("OTC") transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Swap agreements may involve fees, commissions or other costs that may reduce a fund's gains from a swap agreement or may cause the fund to lose money.

Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired.

High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a fund to even greater credit risk than investments in other below-investment grade securities.

Income risk: A fund’s income from its municipal bonds could decline during periods of falling interest rates because the fund generally may have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio municipal bonds (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. In addition, a fund’s income could decline when the fund experiences defaults on municipal bonds it holds. Also, if a fund invests in inverse floaters, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

Interest rate risk: Municipal bonds held by a fund will fluctuate in value with changes in interest rates. In general, municipal bonds will increase in value when interest rates fall and decrease in value when interest rates rise. A fund may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term municipal bonds are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of municipal bonds with call

30	Section 2 How We Manage Your Money

features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by a fund's investment in inverse floaters and forward commitments because of the leveraged nature of these investments.

Inverse floaters risk: The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that a fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to a fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

A fund may invest in recourse inverse floaters. With such an investment, the fund will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the fund to lose money in excess of its investment.

A TOB trust may be terminated without a fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the fund could lose money in excess of its investment.

TOB trusts have historically been established by third party sponsors (e.g., banks, broker-dealers and other financial institutions). Rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) have generally precluded banking entities and their affiliates from sponsoring TOB trusts. In response to these restrictions, market participants have developed a new structure for TOB trusts designed to ensure that no banking entity is sponsoring the TOB trust for purposes of the Volcker Rule. To the extent that a fund, rather than a third-party bank or financial institution, sponsors a TOB trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or under the general oversight of, the fund. A fund’s additional duties and responsibilities under the new TOB trust structure may give rise to certain additional risks including compliance, securities law and operational risks.

Municipal bond market liquidity risk: Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a

Section 2 How We Manage Your Money	31

fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a fund’s ability to buy or sell bonds. As a result, the fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt fund performance. Nuveen California High Yield Municipal Bond Fund may invest a significant portion of its assets in unrated bonds. The market for these bonds may be less liquid than the market for rated bonds of comparable quality.

Municipal lease obligations risk: Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a fund might not recover the full principal amount of the obligation.

Municipal securities risk: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of a fund may be more dependent on the analytical abilities of the fund’s sub-adviser than funds that invest in stock or other corporate investments.

State concentration risk: Each fund invests a significant portion of its assets in the securities of issuers located in the State of California and will be disproportionally affected by political and economic conditions and developments in that state. Because each fund invests principally in the municipal securities of one state, it may have a higher level of risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state could adversely affect municipal securities issuers in that state and therefore the value of a fund’s investment portfolio. For more information about the risks affecting municipal securities issuers located in the

32	Section 2 How We Manage Your Money

State of California in which the funds invest, please see the statement of additional information.

Tax risk: There is no guarantee that a fund’s income will remain exempt from federal and state income taxes. Proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by a fund and the value of the fund’s portfolio would be adversely affected.

A fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued and neither a fund or its portfolio manager(s) will independently review the bases for those tax opinions. However, after a fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the fund’s dividends with respect to that bond might be subject to federal income tax.

Investments in taxable obligations, as well as certain derivatives utilized by a fund, will cause a fund to have taxable investment income. In addition, a fund may recognize taxable ordinary income from market discount. A fund may also realize capital gains on the sale of its securities. These capital gains will be taxable regardless of whether they are derived from the sale of tax-exempt bonds or taxable securities. To the extent that a fund invests in bonds of municipal issuers located in other states, the fund may have income that is not exempt from state personal income tax.

Unrated bond risk: Unrated municipal bonds determined by the funds’ sub-adviser to be of comparable quality to rated municipal bonds which a fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. territory risk: A fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and state personal income tax. Accordingly, a fund may be adversely affected by local political and economic conditions and developments within these U.S. territories. For more information about the risks affecting municipal securities issuers located in U.S. territories in which the funds invest, please see the statement of additional information.

Valuation risk: The municipal bonds in which a fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that a fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if a fund were to change pricing

Section 2 How We Manage Your Money	33

services, or if a fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the fund’s net asset value.

Zero coupon bonds risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.

Non-Principal Risks

Large transactions risk: A fund may experience adverse effects due to large purchases or redemptions of fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by fund shareholders, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. If a fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the fund may have to borrow money to do so. In such an instance, a fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, until a fund is able to sell securities to meet redemption requests, the fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the fund’s performance. Similarly, large fund share purchases may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Other investment companies risk: When Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund invest in other investment companies, including ETFs, shareholders bear both their proportionate share of Fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, each Fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

34	Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What Share Classes We Offer

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Funds, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Funds have adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allows each Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.20% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 and over*	—	—	1.00

* You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

Section 3 How You Can Buy and Sell Shares	35

Nuveen California Intermediate Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 and over*	—	—	1.00

* You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a CDSC of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. The Distributor compensates your financial advisor or other financial intermediary at the time of sale at a rate of 1.00% of the amount of Class C shares purchased, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $250,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Class C shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares does not apply to shares

36	Section 3 How You Can Buy and Sell Shares

held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class C2 Shares

Your Fund will issue Class C2 shares upon the exchange of Class C2 shares from another Nuveen Municipal Bond Fund or for purposes of dividend reinvestment, but Class C2 shares are not available for new accounts or for additional investment into existing accounts. Class C2 shares are subject to annual distribution and service fees of 0.75% of your Fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.55% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C2 shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Class C2 shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C2 shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Only Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund issue Class C2 shares.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is

Section 3 How You Can Buy and Sell Shares	37

$100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Certain bank or broker-affiliated trust departments.

•  Advisory accounts of Nuveen Fund Advisors and its affiliates.

• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•  Officers of Nuveen, LLC and its affiliates, and their immediate family members.

•  Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

•  Certain financial intermediary personnel, and their immediate family members.

•  Certain other institutional investors described in the statement of additional information.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Please refer to the statement of additional information for more information about Class A, Class C, Class C2 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A, Class C or Class C2 shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class C or Class C2 shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and

38	Section 3 How You Can Buy and Sell Shares

Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Reduce Your Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of Class C or Class C2 shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A Sales Charge Reductions

•  Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•  Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•  Purchases of $250,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

•  Shares purchased through the reinvestment of Nuveen Defined Portfolio (unit investment trusts offered through the Distributor prior to March 1, 2002) and Nuveen Mutual Fund dividends and capital gain distributions.

•  Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

Section 3 How You Can Buy and Sell Shares	39

• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

• Current and former trustees/directors of the Nuveen Funds.

•  Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•  Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•  Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class C or Class C2 shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, may be waived or reduced under the following circumstances:

• In the event of total disability of the shareholder.

•  In the event of death of the shareholder.

•  For certain redemptions made pursuant to a systematic withdrawal plan.

•  For redemptions in connection with a payment of account or plan fees.

•  For redemptions of accounts not meeting required minimum balances.

•  Upon an optional conversion by a Fund of Class C or Class C2 shares held in an account which no longer has a financial intermediary of record into Class A shares.

• For redemptions of Class C or Class C2 shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.

•  For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

40	Section 3 How You Can Buy and Sell Shares

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Funds. Class A and Class C shares may not be purchased directly from a Fund. In addition, the availability of Class A and Class C shares through a financial intermediary will depend on the policies of the intermediary.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•  By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Funds at (800) 257-8787.

Section 3 How You Can Buy and Sell Shares	41

You cannot purchase shares by wire on days when federally chartered banks are closed.

• By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

• On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•  By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Funds at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•  From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•  From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•  Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

42	Section 3 How You Can Buy and Sell Shares

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. With respect to Class C2 shares, you are eligible to exchange shares into (i) Class C2 shares of other Nuveen Municipal Bond Funds, or (ii) Class C shares of any other Nuveen Mutual Fund, but if you exchange back into a Nuveen Municipal Bond Fund, you will receive Class C shares instead of Class C2 shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Class A or Class C shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class C2 shares.

Section 3 How You Can Buy and Sell Shares	43

How to Sell Shares

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

• By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Your request must include the following information:

• The Fund’s name;

•  Your name and account number;

•  The dollar or share amount you wish to redeem;

•  The signature of each owner exactly as it appears on the account;

•  Any certificates you have for the shares;

•  The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

• The address where you want your redemption proceeds sent (if other than the address of record); and

•  Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•  You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•  You have changed the address on your Fund’s records within the last 30 days;

•  Your redemption request is in excess of $50,000; or

• You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

44	Section 3 How You Can Buy and Sell Shares

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•  On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

• By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

An Important Note About Telephone Transactions

Although Nuveen Funds has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine.

Also, you should verify your trade confirmations immediately upon receipt.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected

Section 3 How You Can Buy and Sell Shares	45

shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Meeting Redemption Requests

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

46	Section 3 How You Can Buy and Sell Shares

Section 4 General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends, Distributions and Taxes

The Funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each Fund seeks to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the Fund. To help maintain more stable monthly distributions, the distribution paid by a Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and any such under- (or over-) distribution of income is reflected in the Fund’s net asset value. This policy is designed to result in the distribution of substantially all of a Fund’s net income over time. The Funds declare and pay any taxable capital gains or other taxable distributions once a year at year end. The Funds may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board's discretion.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Funds at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Taxes and Tax Reporting

Because the Funds invest primarily in municipal bonds from the State of California, the regular monthly dividends you, if you are a taxpayer in that state, receive will generally be exempt from regular federal and California state personal income taxes. All or a portion of these dividends, however, may be subject to the federal and state alternative minimum tax.

Generally the Funds do not seek to realize taxable income or capital gains. However, the Funds may realize and distribute taxable income or capital gains from time to time as a result of each Fund’s normal investment activities. The Funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Distributions from the Funds’ long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The Funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Section 4 General Information	47

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the Funds may affect the taxation of your benefits.

Each sale or exchange of Fund shares may be a taxable event. When you exchange shares of one Nuveen Mutual Fund for shares of a different Nuveen Mutual Fund, the exchange is treated the same as a sale for tax purposes. A sale may result in capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares for more than 12 months at the time of disposition.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Investors

The Funds are offered for sale in the United States and are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in a Fund.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Funds at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To

48	Section 4 General Information

assist you in comparing municipal investments like the Funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Rate:	A Taxable Investment Would Need to Yield:
10%	2.22%	3.33%	4.44%	5.56%
12%	2.27%	3.41%	4.55%	5.68%
22%	2.56%	3.85%	5.13%	6.41%
24%	2.63%	3.95%	5.26%	6.58%
32%	2.94%	4.41%	5.88%	7.35%
35%	3.08%	4.62%	6.15%	7.69%
37%	3.17%	4.76%	6.35%	7.94%
40.8%*	3.38%	5.07%	6.76%	8.45%

*  This is the maximum stated regular federal tax rate of 37.00% plus the 3.8% Medicare tax imposed on the net investment income of certain taxpayers. The Medicare tax could also apply to taxpayers in other tax brackets.

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

State Taxes on Distributions

The Funds intend to comply with certain state tax requirements so that the dividends they pay that are attributable to interest on certain municipal securities will be excluded from the taxable income of individuals, trusts and estates. To meet these requirements, each Fund must meet certain requirements with respect to the Fund’s assets that are exempt from a state’s personal income tax. More information about tax considerations that may affect each Fund and its shareholders appears in the Funds’ statement of additional information.

Distribution and Service Payments

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

Under the Plan, the Distributor receives a distribution fee for Class C and Class C2 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class C2 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more

Section 4 General Information	49

than paying other types of sales charges. Long-term holders of Class C and Class C2 shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates

50	Section 4 General Information

preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

There is some uncertainty concerning whether the types of payments described above may be made to or received by a financial intermediary with respect to Class I shares offered through the intermediary’s brokerage platform where the intermediary imposes commissions on purchases and redemptions of such shares. Such payments may be terminated in light of future regulatory developments.

Net Asset Value

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined

Section 4 General Information	51

for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Frequent Trading

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading

52	Section 4 General Information

Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Fund Service Providers

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4 General Information	53

Section 5 Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or, if shorter, the period of operations for the fund or class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the three most recent fiscal years has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The financial statements for the years ended February 29, 2016 and prior were audited by other independent auditors.

Nuveen California High Yield Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets(c)(d)	Assets(c)	Rate(e)
Class A (3/06)
2019	$9.58	$0.38	$(0.08)	$0.30	$(0.37)	$—	$(0.37)	$9.51	3.15%	$417,134	1.17%	3.99%	20%
2018	9.35	0.39	0.21	0.60	(0.37)	—	(0.37)	9.58	6.46	402,777	1.05	4.00	5
2017	9.70	0.38	(0.35)	0.03	(0.38)	—	(0.38)	9.35	0.25	413,223	0.93	3.85	22
2016	9.59	0.42	0.10	0.52	(0.41)	—	(0.41)	9.70	5.59	384,498	0.85	4.36	9
2015	8.74	0.42	0.85	1.27	(0.42)	—	(0.42)	9.59	14.83	294,922	0.85	4.56	10
Class C (2/14)
2019	9.58	0.30	(0.09)	0.21	(0.29)	—	(0.29)	9.50	2.20	66,758	1.97	3.19	20
2018	9.35	0.31	0.21	0.52	(0.29)	—	(0.29)	9.58	5.61	71,740	1.85	3.17	5
2017	9.69	0.30	(0.34)	(0.04)	(0.30)	—	(0.30)	9.35	(0.44)	68,189	1.73	3.08	22
2016	9.58	0.34	0.10	0.44	(0.33)	—	(0.33)	9.69	4.75	48,447	1.65	3.52	9
2015	8.73	0.34	0.86	1.20	(0.35)	—	(0.35)	9.58	13.96	21,791	1.64	3.65	10
Class C2 (3/06)
2019	9.57	0.33	(0.09)	0.24	(0.31)	—	(0.31)	9.50	2.57	28,101	1.71	3.44	20
2018	9.34	0.33	0.22	0.55	(0.32)	—	(0.32)	9.57	5.87	37,003	1.60	3.43	5
2017	9.69	0.32	(0.34)	(0.02)	(0.33)	—	(0.33)	9.34	(0.30)	41,673	1.48	3.32	22
2016	9.57	0.37	0.11	0.48	(0.36)	—	(0.36)	9.69	5.12	49,296	1.41	3.84	9
2015	8.73	0.37	0.85	1.22	(0.38)	—	(0.38)	9.57	14.14	52,873	1.40	4.05	10
Class I (3/06)
2019	9.57	0.40	(0.09)	0.31	(0.38)	—	(0.38)	9.50	3.35	415,991	0.96	4.19	20
2018	9.34	0.40	0.22	0.62	(0.39)	—	(0.39)	9.57	6.66	430,330	0.85	4.16	5
2017	9.69	0.39	(0.34)	0.05	(0.40)	—	(0.40)	9.34	0.44	295,089	0.73	4.04	22
2016	9.57	0.43	0.12	0.55	(0.43)	—	(0.43)	9.69	5.91	301,832	0.65	4.56	9
2015	8.72	0.44	0.85	1.29	(0.44)	—	(0.44)	9.57	15.08	233,408	0.65	4.75	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with Nuveen Fund Advisors, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

		Interest
	and Related Expenses
	Year Ended February 28/29:
	2019	0.34%
	2018	0.22
	2017	0.09
	2016	—
	2015	—
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

54	Section 5 Financial Highlights

Nuveen California Intermediate Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets(c)(d)	Assets(c)	Rate(e)
Class A (10/16)
2019	$9.88	$0.16	$0.25	$0.41	$(0.16)	$—	$(0.16)	$10.13	4.21%	$1,470	0.77%	1.65%	32%
2018	9.78	0.16	0.08	0.24	(0.14)	—	(0.14)	9.88	2.48	1,242	0.77	1.57	14
2017(f)	10.00	0.06	(0.24)	(0.18)	(0.04)	—	(0.04)	9.78	(1.75)	300	0.76 *	1.57 *	19
Class C (10/16)
2019	9.86	0.09	0.25	0.34	(0.08)	—	(0.08)	10.12	3.61	98	1.56	0.87	32
2018	9.76	0.08	0.09	0.17	(0.07)	—	(0.07)	9.86	1.90	234	1.56	0.78	14
2017(f)	10.00	0.02	(0.24)	(0.22)	(0.02)	—	(0.02)	9.76	(2.42)	70	1.56 *	0.55 *	19
Class I (10/16)
2019	9.88	0.18	0.26	0.44	(0.18)	—	(0.18)	10.14	4.50	10,686	0.58	1.86	32
2018	9.78	0.18	0.08	0.26	(0.16)	—	(0.16)	9.88	2.67	5,502	0.57	1.77	14
2017(f)	10.00	0.05	(0.22)	(0.17)	(0.05)	—	(0.05)	9.78	(1.69)	4,879	0.56 *	1.51 *	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

Interest
and Related Expenses
Year Ended February 28/29:
	2019	0.02%
	2018	—
	2017(f)	—
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
(f)	For the period October 19, 2016 (commencement of operations) through February 28, 2017.
*	Annualized.

Section 5 Financial Highlights	55

Nuveen California Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets(c)(d)	Assets(c)	Rate(e)
Class A (9/94)
2019	$11.02	$0.35	$(0.05)	$0.30	$(0.36)	$—	$(0.36)	$10.96	2.77%	$506,038	0.76%	3.20%	56%
2018	11.00	0.37	0.01	0.38	(0.36)	—	(0.36)	11.02	3.46	460,166	0.75	3.28	16
2017	11.32	0.36	(0.31)	0.05	(0.37)	—	(0.37)	11.00	0.36	441,928	0.75	3.16	33
2016	11.17	0.40	0.17	0.57	(0.42)	—	(0.42)	11.32	5.21	381,175	0.76	3.60	22
2015	10.55	0.44	0.62	1.06	(0.44)	—	(0.44)	11.17	10.20	304,490	0.78	4.07	14
Class C (2/14)
2019	10.98	0.26	(0.05)	0.21	(0.27)	—	(0.27)	10.92	1.94	66,305	1.56	2.40	56
2018	10.96	0.28	0.01	0.29	(0.27)	—	(0.27)	10.98	2.64	75,799	1.55	2.48	16
2017	11.27	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	10.96	(0.38)	84,321	1.55	2.33	33
2016	11.13	0.31	0.16	0.47	(0.33)	—	(0.33)	11.27	4.29	49,383	1.56	2.76	22
2015	10.52	0.35	0.61	0.96	(0.35)	—	(0.35)	11.13	9.26	16,841	1.57	3.15	14
Class C2 (9/94)
2019	11.00	0.29	(0.06)	0.23	(0.29)	—	(0.29)	10.94	2.16	24,030	1.31	2.64	56
2018	10.97	0.31	0.01	0.32	(0.29)	—	(0.29)	11.00	2.95	41,122	1.30	2.74	16
2017	11.29	0.29	(0.31)	(0.02)	(0.30)	—	(0.30)	10.97	(0.22)	51,119	1.30	2.60	33
2016	11.14	0.34	0.16	0.50	(0.35)	—	(0.35)	11.29	4.60	56,346	1.31	3.06	22
2015	10.52	0.38	0.62	1.00	(0.38)	—	(0.38)	11.14	9.61	59,361	1.33	3.54	14
Class I (7/86)
2019	11.03	0.37	(0.05)	0.32	(0.38)	—	(0.38)	10.97	2.93	821,588	0.56	3.40	56
2018	11.01	0.39	0.01	0.40	(0.38)	—	(0.38)	11.03	3.62	817,770	0.55	3.48	16
2017	11.32	0.38	(0.31)	0.07	(0.38)	—	(0.38)	11.01	0.61	696,134	0.55	3.35	33
2016	11.17	0.42	0.17	0.59	(0.44)	—	(0.44)	11.32	5.38	634,702	0.56	3.80	22
2015	10.55	0.47	0.61	1.08	(0.46)	—	(0.46)	11.17	10.38	444,064	0.58	4.28	14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with Nuveen Fund Advisors, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

Interest
and Related Expenses
Year Ended February 28/29:
	2019	0.02%
	2018	—
	2017	—
	2016	—
	2015	—
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

56	Section 5 Financial Highlights

Appendix to the Prospectus

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

A-1

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (the “Adviser”) or Nuveen Securities, LLC (the “Distributor”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from a Fund or through another intermediary to receive these waivers or discounts.

The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Adviser or the Distributor.

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•  Shares purchased through an Ameriprise Financial investment advisory program (if Class I or a similar share class for such investment advisory program is not available).

• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if Class I or a similar share class for such investment advisory program is not available).

•  Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Nuveen-sponsored mutual fund).

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

A-2

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, step son, step daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•  Shares purchased by or through a 529 Plan

•  Shares purchased through a Merrill Lynch affiliated investment advisory program

•  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•  Shares of funds purchased through the Merrill Edge Self-Directed platform

• Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus

•  Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares Available at Merrill Lynch

• Death or disability of the shareholder

•  Shares sold as part of a systematic withdrawal plan as described in the prospectus

A-3

• Return of excess contributions from an IRA Account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•  Shares acquired through a Right of Reinstatement

• Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

•  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•  Breakpoints as described in the prospectus

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Nuveen-sponsored mutual fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•  Letters of Intent (“LOI”) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases of any Nuveen-sponsored mutual fund over a 13-month period of time

Class A Share Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•  Shares purchased through a Morgan Stanley self-directed brokerage account

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•  Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption

A-4

and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

•  Shares purchased through a Raymond James investment advisory program.

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•  Death or disability of the shareholder.

•  Shares sold as part of a systematic withdrawal plan as described in the prospectus.

•  Return of excess contributions from an IRA Account.

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a Right of Reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•  Breakpoints as described in the prospectus.

•  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

A-5

Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.

The following intermediaries have entered into such an agreement:

Baker & Co., Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.

RDM Investment Services, Inc.

Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
TD Ameritrade, Inc.
TD Ameritrade Clearing, Inc.

A-6

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Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond
High Yield Municipal Bond
Intermediate Duration Municipal Bond
Limited Term Municipal Bond
Short Duration High Yield Municipal Bond
Short Term Municipal Bond
Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond
California High Yield Municipal Bond
California Intermediate Municipal Bond
California Municipal Bond
Colorado Municipal Bond
Connecticut Municipal Bond
Georgia Municipal Bond
Kansas Municipal Bond
Kentucky Municipal Bond
Louisiana Municipal Bond
Maryland Municipal Bond
Massachusetts Municipal Bond
Michigan Municipal Bond

Municipal-State (continued)

Minnesota Intermediate Municipal Bond
Minnesota Municipal Bond
Missouri Municipal Bond
Nebraska Municipal Bond
New Jersey Municipal Bond
New Mexico Municipal Bond
New York Municipal Bond
North Carolina Municipal Bond
Ohio Municipal Bond
Oregon Intermediate Municipal Bond
Pennsylvania Municipal Bond
Tennessee Municipal Bond
Virginia Municipal Bond
Wisconsin Municipal Bond

Taxable Fixed Income

High Income Bond
NWQ Flexible Income
Preferred Securities and Income
Strategic Income
Symphony Credit Opportunities
Symphony Floating Rate Income

Global/International

Emerging Markets Equity
International Growth
NWQ Global Equity Income
NWQ International Value
Santa Barbara Global Dividend Growth
Santa Barbara International Dividend Growth
Winslow International Small Cap

Value

Dividend Value
Large Cap Value
Mid Cap Value
NWQ Large-Cap Value
NWQ Multi-Cap Value
NWQ Small-Cap Value
NWQ Small/Mid-Cap Value
Small Cap Value

Growth

Large Cap Growth
Mid Cap Growth Opportunities
Small Cap Growth Opportunities
Winslow Large-Cap Growth

Core

Large Cap Core
Large Cap Select
Santa Barbara Dividend Growth
Small Cap Select

Real Assets

Global Infrastructure
Global Real Estate Securities
Gresham Diversified Commodity Strategy
Real Asset Income
Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation
Strategy Balanced Allocation
Strategy Conservative Allocation
Strategy Growth Allocation

Alternative Strategies

Equity Long/Short
Equity Market Neutral
Gresham Managed Futures Strategy

Other Information for Fund Shareholders

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The Funds' most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Funds at (800) 257-8787, on the Funds' website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.

Household Mailings

Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for your Fund. You may also occasionally receive proxy statements for your Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. If you would like to opt out of these household-based mailings, please call Nuveen Funds at (800) 257-8787.

The Funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787

www.nuveen.com

MPR-CA3-0619P

Mutual Funds	28 June 2019

Fund Name	Class A	Class C	Class C2	Class I
Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTCX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NMACX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NNJCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NNYCX	NTNYX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

Prospectus

Section 1  Fund Summaries

Nuveen Connecticut Municipal Bond Fund  2

Nuveen Massachusetts Municipal Bond Fund  8

Nuveen New Jersey Municipal Bond Fund  14

Nuveen New York Municipal Bond Fund 20

Section 2  How We Manage Your Money

Who Manages the Funds 26

More About Our Investment Strategies 28

How We Select Investments 31

What the Risks Are 31

Section 3 How You Can Buy and Sell Shares

What Share Classes We Offer  38

How to Reduce Your Sales Charge 41

How to Buy Shares 43

Special Services 45

How to Sell Shares 46

Section 4  General Information

Dividends, Distributions and Taxes 50

Distribution and Service Payments 52

Net Asset Value 54

Frequent Trading 55

Fund Service Providers 56

Section 5  Financial Highlights

Nuveen Connecticut Municipal Bond Fund  57

Nuveen Massachusetts Municipal Bond Fund  58

Nuveen New Jersey Municipal Bond Fund  59

Nuveen New York Municipal Bond Fund 60

Appendix—Variations in Sales Charge Reductions and
Waivers Available Through Certain Intermediaries A-1

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Fund Summaries

Nuveen Connecticut Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide you with as high a level of current interest income exempt from regular federal, Connecticut state and, in some cases, Connecticut local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 38 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.80%	1.60%	1.35%	0.60%

1 The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2	Section 1 Fund Summaries

	Class A	Class C	Class C2	Class I
1 Year	$498	$163	$137	$61
3 Years	$665	$505	$428	$192
5 Years	$846	$871	$739	$335
10 Years	$1,368	$1,900	$1,624	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Connecticut personal income tax. These municipal bonds include obligations issued by the State of Connecticut and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and Connecticut personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Connecticut personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Section 1 Fund Summaries	3

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

4	Section 1 Fund Summaries

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of Connecticut issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from Connecticut personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and Connecticut personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Section 1 Fund Summaries	5

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

* Class A year-to-date total return as of March 31, 2019 was 2.31%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 7.30% and -3.94%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	7/13/87	(3.51)%	2.67%	4.40%	N/A
Class A (return after taxes on distributions)		(3.53)%	2.66%	4.38%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(0.90)%	2.81%	4.29%	N/A
Class C (return before taxes)	2/10/14	(0.13)%	N/A	N/A	2.29%
Class C2 (return before taxes)	10/4/93	0.10%	2.99%	4.27%	N/A
Class I (return before taxes)	2/25/97	0.91%	3.77%	5.06%	N/A
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)		1.36%	3.89%	5.11%	3.49%
Lipper Other States Municipal Debt Funds Category Average[2] (reflects no deduction for taxes or sales loads)		0.68%	3.34%	4.34%	2.91%

1 An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

2 Represents the average annualized returns for all reporting funds in the Lipper Other States Municipal Debt Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

6	Section 1 Fund Summaries

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Michael S. Hamilton	Managing Director	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal and Connecticut state income tax. However, all or a portion of these distributions may be subject to the federal and state alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal and Connecticut state income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	7

Nuveen Massachusetts Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide you with as high a level of current interest income exempt from regular federal, Massachusetts state and, in some cases, Massachusetts local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 38 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.80%	1.60%	1.35%	0.60%

1 The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class C2	Class I
1 Year	$498	$163	$137	$61
3 Years	$665	$505	$428	$192
5 Years	$846	$871	$739	$335
10 Years	$1,368	$1,900	$1,624	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are

8	Section 1 Fund Summaries

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. These municipal bonds include obligations issued by the Commonwealth of Massachusetts and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and Massachusetts personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from Massachusetts personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline

Section 1 Fund Summaries	9

because of concerns about the issuer’s ability or willingness to make such payments. The Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell

10	Section 1 Fund Summaries

large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of Massachusetts issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from Massachusetts personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and Massachusetts personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1 Fund Summaries	11

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

 * Class A year-to-date total return as of March 31, 2019 was 2.76%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 10.56% and -4.58%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	9/7/94	(4.41)%	2.95%	5.13%	N/A
Class A (return after taxes on distributions)		(4.41)%	2.94%	5.12%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(1.50)%	3.02%	4.92%	N/A
Class C (return before taxes)	2/10/14	(1.04)%	N/A	N/A	2.54%
Class C2 (return before taxes)	10/6/94	(0.79)%	3.26%	5.01%	N/A
Class I (return before taxes)	12/22/86	(0.01)%	4.06%	5.81%	N/A
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)		1.36%	3.89%	5.11%	3.49%
Lipper Massachusetts Municipal Debt Funds Category Average[2] (reflects no deduction for taxes or sales loads)		(0.06)%	3.32%	4.60%	2.89%

1 An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

2 Represents the average annualized returns for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

12	Section 1 Fund Summaries

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Michael S. Hamilton	Managing Director	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal and Massachusetts state income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal and Massachusetts state income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	13

Nuveen New Jersey Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide you with as high a level of current interest income exempt from regular federal, New Jersey state and, in some cases, New Jersey local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 38 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%
Other Expenses
Interest and Related Expenses[3]	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.82%	1.62%	1.37%	0.62%

1 The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3 Includes interest expense and fees paid on Fund borrowing and/or interest and related expenses from inverse floaters.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class C2	Class I
1 Year	$500	$165	$139	$63
3 Years	$671	$511	$434	$199
5 Years	$856	$881	$750	$346
10 Years	$1,391	$1,922	$1,646	$774

14	Section 1 Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and New Jersey personal income tax. These municipal bonds include obligations issued by the State of New Jersey and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and New Jersey personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New Jersey personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Section 1 Fund Summaries	15

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds.

16	Section 1 Fund Summaries

As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of New Jersey issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from New Jersey personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and New Jersey personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1 Fund Summaries	17

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

  * Class A year-to-date total return as of March 31, 2019 was 3.13%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 8.90% and -5.38%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	9/6/94	(3.30)%	3.51%	5.24%	N/A
Class A (return after taxes on distributions)		(3.51)%	3.41%	5.19%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(0.67)%	3.46%	4.97%	N/A
Class C (return before taxes)	2/10/14	0.02%	N/A	N/A	3.08%
Class C2 (return before taxes)	9/21/94	0.24%	3.82%	5.11%	N/A
Class I (return before taxes)	2/28/92	1.13%	4.62%	5.90%	N/A
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)		1.36%	3.89%	5.11%	3.49%
Lipper New Jersey Municipal Debt Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.75%	3.79%	4.99%	3.36%

1 An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

2 Represents the average annualized returns for all reporting funds in the Lipper New Jersey Municipal Debt Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

18	Section 1 Fund Summaries

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Paul L. Brennan, CFA	Managing Director	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders.The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal and New Jersey state income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal and New Jersey state income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	19

Nuveen New York Municipal Bond Fund

Investment Objective

The investment objective of the Fund is to provide you with as high a level of current interest income exempt from regular federal, New York state and, in some cases, New York local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 38 of the Fund’s prospectus and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

The tables and examples below do not reflect any commissions that shareholders may be required to pay directly to their financial intermediaries when buying or selling Class I shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.20%	1.00%	0.75%	0.00%
Other Expenses
Interest and Related Expenses[3]	0.01%	0.01%	0.01%	0.01%
Remainder of Other Expenses	0.09%	0.09%	0.08%	0.09%
Total Annual Fund Operating Expenses	0.78%	1.58%	1.32%	0.58%

1 The contingent deferred sales charge on Class C shares and Class C2 shares applies only to redemptions within 12 months of purchase.

2 Fee applies to the following types of accounts under $1,000 held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3 Includes interest expense and fees paid on Fund borrowing and/or interest and related expenses from inverse floaters.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Class C2	Class I
1 Year	$496	$161	$134	$59
3 Years	$659	$499	$418	$186
5 Years	$835	$860	$723	$324
10 Years	$1,345	$1,878	$1,590	$726

20	Section 1 Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and New York personal income tax. These municipal bonds include obligations issued by the State of New York and its subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal and New York personal income tax. The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax. The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

Under normal market conditions, the Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying municipal bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: futures contracts, swap contracts, options on futures contracts and options on swap contracts. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

The Fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Active Management Risk—The Fund’s sub-adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s sub-adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Alternative Minimum Tax Risk—The Fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If, during periods of falling interest rates, an issuer calls higher-yielding municipal bonds held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Section 1 Fund Summaries	21

Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. The Fund's investments in inverse floaters will increase the Fund's credit risk.

Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s municipal bonds. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider or a financial intermediary to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

High Yield Securities Risk—High yield securities, which are rated below investment grade and commonly referred to as “junk” bonds, are high risk investments that may cause income and principal losses for the Fund. They generally have greater credit risk, are less liquid and have more volatile prices than investment grade securities.

Income Risk—The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on municipal bonds it holds. Also, if the Fund invests in inverse floaters, the Fund's income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s municipal bonds will decline because of rising interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by the Fund's investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the Fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds.

22	Section 1 Fund Summaries

As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.

Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Municipal Securities Risk—The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

State Concentration Risk—Because the Fund primarily purchases municipal bonds of New York issuers, the Fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in the state and may involve greater risk than funds that invest in a larger universe of securities.

Tax Risk—Income from municipal bonds held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds and certain derivatives utilized by the Fund may cause the Fund to have taxable investment income. To the extent that the Fund invests in bonds of municipal issuers located in other states, the Fund may have income that is not exempt from New York personal income tax.

Unrated Bond Risk—Unrated municipal bonds determined by the Fund’s sub-adviser to be of comparable quality to rated municipal bonds which the Fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. Territory Risk—The Fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and New York personal income tax. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within these U.S. territories.

Valuation Risk—The municipal bonds in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1 Fund Summaries	23

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

  * Class A year-to-date total return as of March 31, 2019 was 3.02%. The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2018, the Fund's highest and lowest quarterly returns were 8.93% and -4.69%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance (the S&P Municipal Bond Index is the Fund's primary benchmark) and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Prior to February 10, 2014, Class C2 shares were designated Class C shares.

		Average Annual Total Returns for the Periods Ended December 31, 2018
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C)
Class A (return before taxes)	9/7/94	(3.89)%	3.29%	4.85%	N/A
Class A (return after taxes on distributions)		(3.90)%	3.28%	4.83%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		(1.09)%	3.36%	4.69%	N/A
Class C (return before taxes)	2/10/14	(0.54)%	N/A	N/A	2.92%
Class C2 (return before taxes)	9/14/94	(0.18)%	3.62%	4.73%	N/A
Class I (return before taxes)	12/22/86	0.42%	4.38%	5.51%	N/A
S&P Municipal Bond Index[1] (reflects no deduction for fees, expenses or taxes)		1.36%	3.89%	5.11%	3.49%
S&P Municipal Bond New York Index[2]
(reflects no deduction for fees, expenses or taxes)		0.92%	3.69%	4.85%	3.33%
Lipper New York Municipal Debt Funds Category Average[3] (reflects no deduction for taxes or sales loads)		0.82%	3.80%	4.93%	3.40%

1  An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

2 An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market.

3 Represents the average annualized returns for all reporting funds in the Lipper New York Municipal Debt Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

24	Section 1 Fund Summaries

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Scott R. Romans, PhD	Managing Director	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day through a financial advisor or other financial intermediary. Class C2 shares are available only through exchanges from other Nuveen Municipal Bond Funds and dividend reinvestments by current Class C2 shareholders.The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund intends to make interest income distributions that are exempt from regular federal, New York state and New York City personal income tax. However, all or a portion of these distributions may be subject to the federal alternative minimum tax. In addition, a portion of the Fund's distributions may be subject to regular federal, New York state and New York City personal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1 Fund Summaries	25

Section 2 How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Who Manages the Funds

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2019, Nuveen, LLC managed approximately $989.2 billion in assets, of which approximately $143.6 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds' assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The portfolio manager for Nuveen Connecticut Municipal Bond Fund and Nuveen Massachusetts Municipal Bond Fund is Michael S. Hamilton. The portfolio manager for Nuveen New Jersey Municipal Bond Fund is Paul L. Brennan. The portfolio manager for Nuveen New York Municipal Bond Fund is Scott R. Romans. Each portfolio manager’s business experience for the last five years is set forth below.

• Michael S. Hamilton, Managing Director and Portfolio Manager, entered the financial services industry in 1989 and became a portfolio manager in 1992. He joined Nuveen Asset Management in January 2011 and manages 12 Nuveen-sponsored investment companies, with a total of approximately $2.6 billion under management.

• Paul L. Brennan, CFA, Managing Director and Portfolio Manager, entered the financial services industry in 1991 and became a portfolio manager in 1994. He joined Nuveen Asset Management in 1997 and manages 11 Nuveen-sponsored investment companies, with a total of approximately $20.1 billion under management.

•  Scott R. Romans, PhD, Managing Director and Portfolio Manager, entered the financial services industry in 2000 and became a portfolio manager in 2003. He joined Nuveen Asset Management in 2003 and manages 14 Nuveen-sponsored investment companies, with a total of approximately $13.9 billion under management.

26	Section 2 How We Manage Your Money

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Connecticut Municipal Bond Fund	Nuveen Massachusetts Municipal Bond Fund	Nuveen New Jersey Municipal Bond Fund	Nuveen New York Municipal Bond Fund
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375%	0.3375%	0.3375%	0.3375%
For the next $250 million	0.3250%	0.3250%	0.3250%	0.3250%
For the next $500 million	0.3125%	0.3125%	0.3125%	0.3125%
For the next $1 billion	0.3000%	0.3000%	0.3000%	0.3000%
For the next $3 billion	0.2750%	0.2750%	0.2750%	0.2750%
For the next $5 billion	0.2500%	0.2500%	0.2500%	0.2500%
For net assets over $10 billion	0.2375%	0.2375%	0.2375%	0.2375%

The complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of March 31, 2019, the effective complex-level fee for each Fund was 0.1588% of the Fund’s average daily net assets.

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Connecticut Municipal Bond Fund	0.50%
Nuveen Massachusetts Municipal Bond Fund	0.50%
Nuveen New Jersey Municipal Bond Fund	0.50%
Nuveen New York Municipal Bond Fund	0.48%

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for each Fund set forth below do not exceed the following percentages of the average daily net assets of any class of Fund shares:

Nuveen Massachusetts Municipal Bond Fund	0.75%
Nuveen New York Municipal Bond Fund	0.75%

These expense limitations may be terminated or modified only with the approval of shareholders of the applicable Fund.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended February 28, 2019.

Section 2 How We Manage Your Money	27

More About Our Investment Strategies

The Funds' investment objectives, which are described in the "Fund Summaries" section, may not be changed without shareholder approval.

Each Fund has adopted a fundamental investment policy (a “Name Policy”). Nuveen Connecticut Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Connecticut personal income tax. Nuveen Massachusetts Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Nuveen New Jersey Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and New Jersey personal income tax. Nuveen New York Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and New York personal income tax. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value. A Name Policy may not be changed without shareholder approval.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Funds at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Municipal Bonds

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The Funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Funds will,

28	Section 2 How We Manage Your Money

in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

The municipal bonds in which the Funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

The municipal bonds in which the Funds invest may have variable, floating, or fixed interest rates.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the Funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the Funds may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the Funds adequately for the additional interest rate risk the Funds must assume, the Funds may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the Funds may buy more bonds from issuers in that industry.

If suitable municipal bonds from a specific state are not available at attractive prices and yields, a Fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal and state personal income taxes. The Funds may invest up to 20% of their net assets in municipal bonds that are not exempt from federal and state personal income tax, including municipal bonds from other states. Income received from the Funds’ municipal bonds may be subject to the federal and state alternative minimum tax.

Credit Quality. The Funds have principal investment strategies requiring them to invest in municipal bonds that have received a particular rating from a rating service, such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a Fund may invest in securities rated as low as B, the Fund may invest in securities rated B-. Municipal bonds that are rated below investment grade (BB/Ba or lower) are commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

Inverse Floaters

Each Fund may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the Funds. The floaters pay interest at a rate that is reset periodically (generally weekly)

Section 2 How We Manage Your Money	29

to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

Short-Term Investments and Cash Equivalents

Under normal market conditions, each Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The Funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the Funds invest in taxable securities, they may not be able to achieve their investment objectives.

As a non-principal investment strategy, each Fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its objective. A Fund does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

As a non-principal investment strategy, each Fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date.

30	Section 2 How We Manage Your Money

Municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mutual-funds—by navigating to your Fund’s web page and clicking on the “Characteristics” link. By following this link, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings information is generally made available on the Funds’ website approximately five business days following the end of each most recent month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

How We Select Investments

Investment Philosophy

Nuveen Asset Management believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management follows a disciplined, research-driven investment approach to find securities that combine exceptional relative value with above-average return potential.

Investment Process

Nuveen Asset Management believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

• Credit analysis and surveillance

•  Sector analysis

•  Limited industry concentration

•  Trading strategies

•  Sell discipline

•  Yield curve and structural analysis

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. See the “Fund Summaries” section for a description of the principal risks of investing in a

Section 2 How We Manage Your Money	31

particular Fund. Additional information about these risks is listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Active management risk: The funds’ sub-adviser actively manages each fund’s investments. Consequently, the funds are subject to the risk that the investment techniques and risk analyses employed by the funds’ sub-adviser may not produce the desired results. This could cause a fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the funds’ sub-adviser in connection with managing a fund and may also adversely affect the ability of a fund to achieve its investment goal.

Alternative minimum tax risk: Each fund has no limit as to the amount that can be invested in alternative minimum tax bonds. Therefore, all or a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call risk: Municipal bonds are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. A fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Such redemptions and subsequent reinvestments would also increase a fund's portfolio turnover. If the called bond was purchased at a premium, the value of the premium may be lost in the event of prepayment.

Credit risk: Credit risk is the risk that an issuer of a municipal bond held by a fund may be unable or unwilling to make interest and principal payments and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Municipal bonds are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a municipal bond may be lowered if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the bond and in shares of a fund, and can also affect the bond’s liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s. Credit risk may be increased by a fund's investments in inverse floaters because of the leveraged nature of these investments.

To the extent that a fund holds municipal bonds that are secured or guaranteed by financial institutions, changes in the credit quality of such financial institutions could cause the values of these municipal bonds to decline.

Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of a fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from

32	Section 2 How We Manage Your Money

computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, a fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Derivatives risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by a fund will not correlate with the asset, index or rate underlying the derivative contract.

The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the contract. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. These risks are heightened when the management team uses derivatives to enhance a fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

In addition, when a fund engages in certain derivative transactions, it is effectively leveraging its investments, which could result in exaggerated changes in the net asset value of the fund’s shares and can result in losses that exceed the amount originally invested. The success of a fund’s derivatives strategies will depend on the sub-adviser’s ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

A fund may also enter into over-the-counter ("OTC") transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. In addition, certain derivative instruments and markets may not be liquid, which means a fund may not be able to close out a derivatives transaction in a cost-efficient manner.

Short positions in derivatives may involve greater risks than long positions, as the risk of loss on short positions is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the notional amount of the instrument).

Swap agreements may involve fees, commissions or other costs that may reduce a fund's gains from a swap agreement or may cause the fund to lose money.

Futures contracts are subject to the risk that an exchange may impose price fluctuation limits, which may make it difficult or impossible for a fund to close out a position when desired.

Section 2 How We Manage Your Money	33

High yield securities risk: Securities that are rated below-investment grade are commonly referred to as “high yield” securities or “junk” bonds. High yield securities usually offer higher yields than investment grade securities, but also involve more risk. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher rated debt securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, and they generally have more volatile prices and carry more risk to principal. In addition, high yield securities generally are less liquid than investment grade securities. Any investment in distressed or defaulted securities subjects a fund to even greater credit risk than investments in other below-investment grade securities.

Income risk: A fund’s income from its municipal bonds could decline during periods of falling interest rates because the fund generally may have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio municipal bonds (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. In addition, a fund’s income could decline when the fund experiences defaults on municipal bonds it holds. Also, if a fund invests in inverse floaters, whose income payments vary inversely with changes in short-term market rates, the fund's income may decrease if short-term interest rates rise.

Interest rate risk: Municipal bonds held by a fund will fluctuate in value with changes in interest rates. In general, municipal bonds will increase in value when interest rates fall and decrease in value when interest rates rise. A fund may be subject to a greater risk of rising interest rates than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Longer-term municipal bonds are generally more sensitive to interest rate changes. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Interest rate risk may be increased by a fund's investment in inverse floaters and forward commitments because of the leveraged nature of these investments.

Inverse floaters risk: The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in response to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that a fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to a fund on its inverse floaters will be reduced or even eliminated as short-term municipal bond interest rates rise and will increase when short-term municipal bond interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

A fund may invest in recourse inverse floaters. With such an investment, the fund will be required to reimburse the liquidity provider of a TOB trust for any shortfall between the outstanding amount of any floaters and the value of the municipal bonds in the TOB trust

34	Section 2 How We Manage Your Money

in the event the floaters cannot be successfully remarketed, which could cause the fund to lose money in excess of its investment.

A TOB trust may be terminated without a fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the fund could lose money in excess of its investment.

TOB trusts have historically been established by third party sponsors (e.g., banks, broker-dealers and other financial institutions). Rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) have generally precluded banking entities and their affiliates from sponsoring TOB trusts. In response to these restrictions, market participants have developed a new structure for TOB trusts designed to ensure that no banking entity is sponsoring the TOB trust for purposes of the Volcker Rule. To the extent that a fund, rather than a third-party bank or financial institution, sponsors a TOB trust, certain responsibilities that previously belonged to the sponsor bank will be performed by, or under the general oversight of, the fund. A fund’s additional duties and responsibilities under the new TOB trust structure may give rise to certain additional risks including compliance, securities law and operational risks.

Municipal bond market liquidity risk: Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a fund’s ability to buy or sell bonds. As a result, the fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a fund needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt fund performance.

Municipal lease obligations risk: Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a fund might not recover the full principal amount of the obligation.

Municipal securities risk: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic

Section 2 How We Manage Your Money	35

factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that a fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of a fund may be more dependent on the analytical abilities of the fund’s sub-adviser than funds that invest in stock or other corporate investments.

State concentration risk: Each fund invests a significant portion of its assets in the securities of issuers located in a given state and will be disproportionally affected by political and economic conditions and developments in that state. Because each fund invests principally in the municipal securities of one state, it may have a higher level of risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state could adversely affect municipal securities issuers in that state and therefore the value of a fund’s investment portfolio. For more information about the risks affecting municipal securities issuers located in the states in which the funds invest, please see the statement of additional information.

Tax risk: There is no guarantee that a fund’s income will remain exempt from federal and state income taxes. Proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by a fund and the value of the fund’s portfolio would be adversely affected.

A fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued and neither a fund or its portfolio manager(s) will independently review the bases for those tax opinions. However, after a fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the fund’s dividends with respect to that bond might be subject to federal income tax.

Investments in taxable obligations, as well as certain derivatives utilized by a fund, will cause a fund to have taxable investment income. In addition, a fund may recognize taxable ordinary income from market discount. A fund may also realize capital gains on the sale of its securities. These capital gains will be taxable regardless of whether they are derived from the sale of tax-exempt bonds or taxable securities. To the extent that a fund invests in bonds of municipal issuers located in other states, the fund may have income that is not exempt from state personal income tax.

Unrated bond risk: Unrated municipal bonds determined by the funds’ sub-adviser to be of comparable quality to rated municipal bonds which a fund may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of

36	Section 2 How We Manage Your Money

illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.

U.S. territory risk: A fund’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal and state personal income tax. Accordingly, a fund may be adversely affected by local political and economic conditions and developments within these U.S. territories. For more information about the risks affecting municipal securities issuers located in U.S. territories in which the funds invest, please see the statement of additional information.

Valuation risk: The municipal bonds in which a fund may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that a fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the fund. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if a fund were to change pricing services, or if a fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the fund’s net asset value.

Zero coupon bonds risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.

Non-Principal Risks

Large transactions risk: A fund may experience adverse effects due to large purchases or redemptions of fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by fund shareholders, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. If a fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the fund may have to borrow money to do so. In such an instance, a fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, until a fund is able to sell securities to meet redemption requests, the fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the fund’s performance. Similarly, large fund share purchases may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Section 2 How We Manage Your Money	37

Section 3 How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What Share Classes We Offer

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen, LLC and the distributor of the Funds, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Funds have adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allows each Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.20% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 and over*	—	—	1.00

* You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A

38	Section 3 How You Can Buy and Sell Shares

shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. The Distributor compensates your financial advisor or other financial intermediary at the time of sale at a rate of 1.00% of the amount of Class C shares purchased, which includes an advance of the first year's service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $250,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Class C shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class C2 Shares

Your Fund will issue Class C2 shares upon the exchange of Class C2 shares from another Nuveen Municipal Bond Fund or for purposes of dividend reinvestment, but Class C2 shares are not available for new accounts or for additional investment into existing accounts. Class C2 shares are subject to annual distribution and service fees of 0.75% of your Fund’s average daily net assets. The annual 0.20% service fee

Section 3 How You Can Buy and Sell Shares	39

compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.55% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C2 shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Class C2 shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C2 shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Certain bank or broker-affiliated trust departments.

•  Advisory accounts of Nuveen Fund Advisors and its affiliates.

• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•  Officers of Nuveen, LLC and its affiliates, and their immediate family members.

40	Section 3 How You Can Buy and Sell Shares

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

•  Certain financial intermediary personnel, and their immediate family members.

•  Certain other institutional investors described in the statement of additional information.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Please refer to the statement of additional information for more information about Class A, Class C, Class C2 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A, Class C or Class C2 shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class C or Class C2 shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Reduce Your Sales Charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of Class C or Class C2 shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through

Section 3 How You Can Buy and Sell Shares	41

your intermediary, you will have to purchase Fund shares through another intermediary.

Class A Sales Charge Reductions

•  Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•  Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•  Purchases of $250,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

•  Shares purchased through the reinvestment of Nuveen Defined Portfolio (unit investment trusts offered through the Distributor prior to March 1, 2002) and Nuveen Mutual Fund dividends and capital gain distributions.

•  Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

• Current and former trustees/directors of the Nuveen Funds.

•  Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•  Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•  Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an

42	Section 3 How You Can Buy and Sell Shares

agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class C or Class C2 shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, may be waived or reduced under the following circumstances:

• In the event of total disability of the shareholder.

•  In the event of death of the shareholder.

•  For certain redemptions made pursuant to a systematic withdrawal plan.

•  For redemptions in connection with a payment of account or plan fees.

•  For redemptions of accounts not meeting required minimum balances.

•  Upon an optional conversion by a Fund of Class C or Class C2 shares held in an account which no longer has a financial intermediary of record into Class A shares.

• For redemptions of Class C or Class C2 shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.

•  For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

How to Buy Shares

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Funds. Class A and Class C shares may not be purchased directly from a Fund. In addition, the availability of Class A and Class C shares through a financial intermediary will depend on the policies of the intermediary.

Section 3 How You Can Buy and Sell Shares	43

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•  By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Funds at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•  By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

• On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares on-line, you must have

44	Section 3 How You Can Buy and Sell Shares

established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

• By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Funds at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•  From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•  From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•  Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. With respect to Class C2 shares,

Section 3 How You Can Buy and Sell Shares	45

you are eligible to exchange shares into (i) Class C2 shares of other Nuveen Municipal Bond Funds, or (ii) Class C shares of any other Nuveen Mutual Fund, but if you exchange back into a Nuveen Municipal Bond Fund, you will receive Class C shares instead of Class C2 shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Class A or Class C shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class C2 shares.

How to Sell Shares

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

46	Section 3 How You Can Buy and Sell Shares

Directly to the Funds

• By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140. Your request must include the following information:

• The Fund’s name;

•  Your name and account number;

•  The dollar or share amount you wish to redeem;

•  The signature of each owner exactly as it appears on the account;

•  Any certificates you have for the shares;

•  The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•  The address where you want your redemption proceeds sent (if other than the address of record); and

•  Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•  You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•  You have changed the address on your Fund’s records within the last 30 days;

•  Your redemption request is in excess of $50,000; or

• You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•  On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In

Section 3 How You Can Buy and Sell Shares	47

this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

•  By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

An Important Note About Telephone Transactions

Although Nuveen Funds has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine.

Also, you should verify your trade confirmations immediately upon receipt.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Meeting Redemption Requests

Each Fund typically will pay redemption proceeds using cash reserves maintained in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties, or by borrowing from another Nuveen Fund under an inter-fund lending program maintained by the Nuveen Funds pursuant to exemptive relief granted by the Securities and Exchange Commission. See “Investment Policies and Techniques—Borrowing” in the statement of additional information. These additional methods are more likely to be used to meet large redemption requests or in times of stressed market conditions.

Although the Funds generally pay redemption proceeds in cash, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a

48	Section 3 How You Can Buy and Sell Shares

redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. In this situation, you would generally receive a proportionate distribution of each security held by the Fund to the extent practicable. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

Section 3 How You Can Buy and Sell Shares	49

Section 4 General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

Dividends, Distributions and Taxes

The Funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each Fund seeks to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the Fund. To help maintain more stable monthly distributions, the distribution paid by a Fund for any particular monthly period may be more or less than the amount of net income actually earned by the Fund during such period, and any such under- (or over-) distribution of income is reflected in the Fund’s net asset value. This policy is designed to result in the distribution of substantially all of a Fund’s net income over time. The Funds declare and pay any taxable capital gains or other taxable distributions once a year at year end. The Funds may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board's discretion.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Funds at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Taxes and Tax Reporting

Because the Funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, if you are a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. Nuveen New York Municipal Bond Fund also intends to make distributions that are exempt from regular New York City personal income tax. All or a portion of these dividends, however, may be subject to the federal, state and local alternative minimum tax.

Generally the Funds do not seek to realize taxable income or capital gains. However, the Funds may realize and distribute taxable income or capital gains from time to time as a result of each Fund’s normal investment activities. The Funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Distributions from the Funds’ long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The Funds’ taxable

50	Section 4 General Information

dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your distributions is the same whether you reinvest them or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the Funds may affect the taxation of your benefits.

Each sale or exchange of Fund shares may be a taxable event. When you exchange shares of one Nuveen Mutual Fund for shares of a different Nuveen Mutual Fund, the exchange is treated the same as a sale for tax purposes. A sale may result in capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares for more than 12 months at the time of disposition.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Non-U.S. Investors

The Funds are offered for sale in the United States and are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in a Fund.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Funds at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Section 4 General Information	51

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the Funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Rate:	A Taxable Investment Would Need to Yield:
10%	2.22%	3.33%	4.44%	5.56%
12%	2.27%	3.41%	4.55%	5.68%
22%	2.56%	3.85%	5.13%	6.41%
24%	2.63%	3.95%	5.26%	6.58%
32%	2.94%	4.41%	5.88%	7.35%
35%	3.08%	4.62%	6.15%	7.69%
37%	3.17%	4.76%	6.35%	7.94%
40.8%*	3.38%	5.07%	6.76%	8.45%

*  This is the maximum stated regular federal tax rate of 37.00% plus the 3.8% Medicare tax imposed on the net investment income of certain taxpayers. The Medicare tax could also apply to taxpayers in other tax brackets.

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

State Taxes on Distributions

The Funds intend to comply with certain state tax requirements so that the dividends they pay that are attributable to interest on certain municipal securities will be excluded from the taxable income of individuals, trusts and estates. To meet these requirements, each Fund must meet certain requirements with respect to the Fund’s assets that are exempt from a state’s personal income tax. More information about tax considerations that may affect each Fund and its shareholders appears in the Funds’ statement of additional information.

Distribution and Service Payments

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

Under the Plan, the Distributor receives a distribution fee for Class C and Class C2 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class C2 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales

52	Section 4 General Information

literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class C2 shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of

Section 4 General Information	53

the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

There is some uncertainty concerning whether the types of payments described above may be made to or received by a financial intermediary with respect to Class I shares offered through the intermediary’s brokerage platform where the intermediary imposes commissions on purchases and redemptions of such shares. Such payments may be terminated in light of future regulatory developments.

Net Asset Value

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market

54	Section 4 General Information

data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Frequent Trading

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that

Section 4 General Information	55

doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

Fund Service Providers

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

56	Section 4 General Information

Section 5 Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the three most recent fiscal years has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The financial statements for the fiscal years ended February 29, 2016 and prior were audited by other independent auditors.

Nuveen Connecticut Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets	Assets	Rate(c)
Class A (7/87)
2019	$10.39	$0.33	$(0.01)	$0.32	$(0.32)	$—	$(0.32)	$10.39	3.09%	$138,188	0.80%	3.15%	7%
2018	10.51	0.33	(0.11)	0.22	(0.34)	—	(0.34)	10.39	2.07	139,320	0.81	3.12	12
2017	10.87	0.34	(0.35)	(0.01)	(0.35)	—	(0.35)	10.51	(0.15)	154,143	0.79	3.14	22
2016	10.86	0.36	0.01	0.37	(0.36)	—	(0.36)	10.87	3.50	166,511	0.79	3.34	12
2015	10.49	0.37	0.36	0.73	(0.36)	—	(0.36)	10.86	7.06	176,461	0.79	3.45	16
Class C (2/14)
2019	10.37	0.24	(0.01)	0.23	(0.23)	—	(0.23)	10.37	2.26	4,914	1.60	2.34	7
2018	10.49	0.25	(0.12)	0.13	(0.25)	—	(0.25)	10.37	1.26	4,994	1.61	2.33	12
2017	10.85	0.25	(0.35)	(0.10)	(0.26)	—	(0.26)	10.49	(0.93)	5,782	1.59	2.33	22
2016	10.84	0.27	0.02	0.29	(0.28)	—	(0.28)	10.85	2.70	4,646	1.59	2.53	12
2015	10.48	0.28	0.36	0.64	(0.28)	—	(0.28)	10.84	6.13	2,295	1.59	2.61	16
Class C2 (10/93)
2019	10.38	0.26	0.01	0.27	(0.26)	—	(0.26)	10.39	2.59	11,399	1.35	2.54	7
2018	10.50	0.27	(0.11)	0.16	(0.28)	—	(0.28)	10.38	1.49	24,798	1.36	2.57	12
2017	10.86	0.28	(0.35)	(0.07)	(0.29)	—	(0.29)	10.50	(0.71)	35,338	1.34	2.59	22
2016	10.85	0.30	0.01	0.31	(0.30)	—	(0.30)	10.86	2.93	39,682	1.34	2.80	12
2015	10.48	0.31	0.36	0.67	(0.30)	—	(0.30)	10.85	6.47	43,580	1.34	2.91	16
Class I (2/97)
2019	10.42	0.35	(0.01)	0.34	(0.34)	—	(0.34)	10.42	3.32	65,660	0.60	3.34	7
2018	10.54	0.35	(0.11)	0.24	(0.36)	—	(0.36)	10.42	2.29	67,824	0.61	3.32	12
2017	10.90	0.36	(0.35)	0.01	(0.37)	—	(0.37)	10.54	0.07	67,894	0.59	3.35	22
2016	10.90	0.38	0.01	0.39	(0.39)	—	(0.39)	10.90	3.63	72,697	0.59	3.54	12
2015	10.52	0.39	0.37	0.76	(0.38)	—	(0.38)	10.90	7.37	64,625	0.59	3.65	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

Section 5 Financial Highlights	57

Nuveen Massachusetts Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets(c)	Assets(c)	Rate(d)
Class A (9/94)
2019	$9.96	$0.28	$(0.02)	$0.26	$(0.29)	—	$(0.29)	$9.93	2.64%	$149,468	0.80%	2.86%	24%
2018	10.01	0.29	(0.05)	0.24	(0.29)	—	(0.29)	9.96	2.38	149,056	0.81	2.91	10
2017	10.26	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.01	0.56	117,805	0.80	2.93	15
2016	10.24	0.34	0.03	0.37	(0.35)	—	(0.35)	10.26	3.68	86,136	0.81	3.32	12
2015	9.89	0.36	0.36	0.72	(0.37)	—	(0.37)	10.24	7.42	84,367	0.81	3.52	11
Class C (2/14)
2019	9.88	0.20	(0.03)	0.17	(0.20)	—	(0.20)	9.85	1.79	6,792	1.60	2.07	24
2018	9.92	0.21	(0.05)	0.16	(0.20)	—	(0.20)	9.88	1.65	8,661	1.61	2.11	10
2017	10.17	0.21	(0.23)	(0.02)	(0.23)	—	(0.23)	9.92	(0.27)	7,682	1.60	2.10	15
2016	10.15	0.25	0.03	0.28	(0.26)	—	(0.26)	10.17	2.86	5,769	1.61	2.51	12
2015	9.81	0.27	0.36	0.63	(0.29)	—	(0.29)	10.15	6.50	2,382	1.61	2.65	11
Class C2 (10/94)
2019	9.89	0.23	(0.03)	0.20	(0.23)	—	(0.23)	9.86	2.03	8,197	1.35	2.30	24
2018	9.93	0.24	(0.05)	0.19	(0.23)	—	(0.23)	9.89	1.89	16,156	1.36	2.36	10
2017	10.18	0.24	(0.24)	-	(0.25)	—	(0.25)	9.93	(0.03)	20,013	1.35	2.37	15
2016	10.15	0.28	0.04	0.32	(0.29)	—	(0.29)	10.18	3.20	22,641	1.36	2.78	12
2015	9.81	0.30	0.35	0.65	(0.31)	—	(0.31)	10.15	6.74	25,254	1.36	2.97	11
Class I (12/86)
2019	9.95	0.30	(0.02)	0.28	(0.31)	—	(0.31)	9.92	2.83	227,690	0.60	3.08	24
2018	10.00	0.31	(0.05)	0.26	(0.31)	—	(0.31)	9.95	2.56	213,372	0.61	3.11	10
2017	10.25	0.32	(0.24)	0.08	(0.33)	—	(0.33)	10.00	0.73	171,258	0.60	3.12	15
2016	10.22	0.36	0.04	0.40	(0.37)	—	(0.37)	10.25	3.97	151,925	0.61	3.52	12
2015	9.88	0.38	0.35	0.73	(0.39)	—	(0.39)	10.22	7.52	143,304	0.62	3.72	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with Nuveen Fund Advisors, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.

58	Section 5 Financial Highlights

Nuveen New Jersey Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets(c)	Assets	Rate(d)
Class A (9/94)
2019	$11.20	$0.35	$0.08	$0.43	$(0.35)	$(0.08)	$(0.43)	$11.20	3.92%	$173,965	0.82%	3.13%	22%
2018	11.19	0.35	0.07	0.42	(0.37)	(0.04)	(0.41)	11.20	3.77	174,582	0.81	3.12	11
2017	11.54	0.36	(0.31)	0.05	(0.38)	(0.02)	(0.40)	11.19	0.46	154,595	0.80	3.14	15
2016	11.50	0.39	0.05	0.44	(0.40)	— *	(0.40)	11.54	3.99	142,413	0.81	3.42	16
2015	11.10	0.41	0.38	0.79	(0.39)	—	(0.39)	11.50	7.22	130,664	0.81	3.60	11
Class C (2/14)
2019	11.15	0.26	0.07	0.33	(0.26)	(0.08)	(0.34)	11.14	3.01	14,536	1.62	2.34	22
2018	11.14	0.26	0.07	0.33	(0.28)	(0.04)	(0.32)	11.15	2.96	16,282	1.61	2.32	11
2017	11.49	0.27	(0.31)	(0.04)	(0.29)	(0.02)	(0.31)	11.14	(0.35)	16,453	1.60	2.35	15
2016	11.45	0.30	0.05	0.35	(0.31)	— *	(0.31)	11.49	3.18	9,912	1.60	2.61	16
2015	11.06	0.32	0.37	0.69	(0.30)	—	(0.30)	11.45	6.31	6,690	1.61	2.81	11
Class C2 (9/94)
2019	11.16	0.29	0.06	0.35	(0.28)	(0.08)	(0.36)	11.15	3.23	15,265	1.37	2.62	22
2018	11.14	0.29	0.07	0.36	(0.30)	(0.04)	(0.34)	11.16	3.27	29,035	1.36	2.57	11
2017	11.49	0.30	(0.31)	(0.01)	(0.32)	(0.02)	(0.34)	11.14	(0.09)	35,993	1.35	2.59	15
2016	11.46	0.33	0.04	0.37	(0.34)	— *	(0.34)	11.49	3.37	41,354	1.36	2.88	16
2015	11.07	0.35	0.37	0.72	(0.33)	—	(0.33)	11.46	6.59	46,892	1.36	3.05	11
Class I (2/92)
2019	11.24	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	11.24	4.12	122,168	0.62	3.33	22
2018	11.22	0.38	0.07	0.45	(0.39)	(0.04)	(0.43)	11.24	4.06	117,074	0.61	3.32	11
2017	11.58	0.39	(0.32)	0.07	(0.41)	(0.02)	(0.43)	11.22	0.58	114,975	0.60	3.35	15
2016	11.54	0.41	0.06	0.47	(0.43)	— *	(0.43)	11.58	4.19	109,699	0.61	3.62	16
2015	11.14	0.44	0.38	0.82	(0.42)	—	(0.42)	11.54	7.42	104,578	0.61	3.81	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

Interest
and Related Expenses
Year Ended February 28/29:
	2019	0.01%
	2018	—
	2017	—
	2016	—
	2015	—
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

Section 5 Financial Highlights	59

Nuveen New York Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
												Ratios of
												Net
											Ratios of	Investment
		Net	Net		From	From				Ending	Expenses	Income (Loss)
		Investment	Realized/		Net	Accumulated				Net	to Average	to Average	Portfolio
Year Ended	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Total	Assets	Net	Net	Turnover
February 28/29	NAV	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	NAV	Return(b)	(000)	Assets(c)(d)	Assets(c)	Rate(e)
Class A (9/94)
2019	$10.79	$0.35	$(0.01)	$0.34	$(0.33)	$—	$(0.33)	$10.80	3.25%	$432,791	0.78%	3.25%	37%
2018	10.85	0.36	(0.05)	0.31	(0.37)	—	(0.37)	10.79	2.87	383,306	0.79	3.30	16
2017	11.17	0.37	(0.30)	0.07	(0.39)	—	(0.39)	10.85	0.56	320,116	0.78	3.35	24
2016	11.14	0.39	0.05	0.44	(0.41)	—	(0.41)	11.17	4.03	287,008	0.78	3.56	25
2015	10.71	0.41	0.43	0.84	(0.41)	—	(0.41)	11.14	7.95	269,664	0.78	3.76	23
Class C (2/14)
2019	10.78	0.26	(0.01)	0.25	(0.25)	—	(0.25)	10.78	2.32	37,515	1.58	2.45	37
2018	10.83	0.27	(0.04)	0.23	(0.28)	—	(0.28)	10.78	2.13	41,221	1.59	2.50	16
2017	11.16	0.28	(0.31)	(0.03)	(0.30)	—	(0.30)	10.83	(0.34)	32,296	1.58	2.55	24
2016	11.13	0.30	0.05	0.35	(0.32)	—	(0.32)	11.16	3.20	19,044	1.58	2.72	25
2015	10.70	0.31	0.45	0.76	(0.33)	—	(0.33)	11.13	7.13	7,209	1.58	2.83	23
Class C2 (9/94)
2019	10.78	0.29	(0.01)	0.28	(0.27)	—	(0.27)	10.79	2.58	24,033	1.32	2.69	37
2018	10.84	0.30	(0.05)	0.25	(0.31)	—	(0.31)	10.78	2.41	47,981	1.34	2.76	16
2017	11.17	0.31	(0.31)	—	(0.33)	—	(0.33)	10.84	(0.07)	62,247	1.33	2.80	24
2016	11.14	0.33	0.05	0.38	(0.35)	—	(0.35)	11.17	3.47	69,616	1.33	3.01	25
2015	10.71	0.35	0.43	0.78	(0.35)	—	(0.35)	11.14	7.36	74,707	1.33	3.20	23
Class I (12/86)
2019	10.80	0.37	—*	0.37	(0.36)	—	(0.36)	10.81	3.47	447,980	0.58	3.45	37
2018	10.86	0.39	(0.05)	0.34	(0.40)	—	(0.40)	10.80	3.09	412,823	0.59	3.50	16
2017	11.19	0.40	(0.32)	0.08	(0.41)	—	(0.41)	10.86	0.68	377,212	0.58	3.55	24
2016	11.16	0.42	0.04	0.46	(0.43)	—	(0.43)	11.19	4.25	359,843	0.58	3.76	25
2015	10.73	0.43	0.43	0.86	(0.43)	—	(0.43)	11.16	8.16	347,696	0.58	3.94	23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.

(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with Nuveen Fund Advisors, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)

The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and the interest expense and related fees paid on borrowings, where applicable. Each Ratio of Expenses to Average Net Assets includes interest and related expenses for each share class as follows:

		Interest
	and Related Expenses
	Year Ended February 28/29:
	2019	0.01%
	2018	0.02
	2017	0.01
	2016	0.01
	2015	—
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.

60	Section 5 Financial Highlights

Appendix to the Prospectus

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

A-1

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (the “Adviser”) or Nuveen Securities, LLC (the “Distributor”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from a Fund or through another intermediary to receive these waivers or discounts.

The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Adviser or the Distributor.

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•  Shares purchased through an Ameriprise Financial investment advisory program (if Class I or a similar share class for such investment advisory program is not available).

• Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if Class I or a similar share class for such investment advisory program is not available).

•  Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Nuveen-sponsored mutual fund).

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

A-2

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, step son, step daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed in the Funds’ prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•  Shares purchased by or through a 529 Plan

•  Shares purchased through a Merrill Lynch affiliated investment advisory program

•  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•  Shares of funds purchased through the Merrill Edge Self-Directed platform

•  Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

• Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus

•  Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares Available at Merrill Lynch

• Death or disability of the shareholder

•  Shares sold as part of a systematic withdrawal plan as described in the prospectus

A-3

• Return of excess contributions from an IRA Account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•  Shares acquired through a Right of Reinstatement

• Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

•  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform

Front-End Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•  Breakpoints as described in the prospectus

•  Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Nuveen-sponsored mutual fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (“LOI”) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases of any Nuveen-sponsored mutual fund over a 13-month period of time

Class A Share Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•  Shares purchased through a Morgan Stanley self-directed brokerage account

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•  Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption

A-4

and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Class A and Class C Share Sales Charge Reductions and Waivers Available Through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

•  Shares purchased through a Raymond James investment advisory program.

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A and C Shares Available at Raymond James

•  Death or disability of the shareholder.

•  Shares sold as part of a systematic withdrawal plan as described in the prospectus.

•  Return of excess contributions from an IRA Account.

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a Right of Reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, and/or Rights of Accumulation

•  Breakpoints as described in the prospectus.

•  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

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Class A Sales Charge Waivers Available Only Through Specified Intermediaries

As described in the prospectus, Class A shares may be purchased at net asset without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases.

The following intermediaries have entered into such an agreement:

Baker & Co., Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.

RDM Investment Services, Inc.

Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.

As described in the prospectus, Class A shares may be purchased at net asset value without a sales charge through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
TD Ameritrade, Inc.
TD Ameritrade Clearing, Inc.

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Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond
High Yield Municipal Bond
Intermediate Duration Municipal Bond
Limited Term Municipal Bond
Short Duration High Yield Municipal Bond
Short Term Municipal Bond
Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond
California High Yield Municipal Bond
California Intermediate Municipal Bond
California Municipal Bond
Colorado Municipal Bond
Connecticut Municipal Bond
Georgia Municipal Bond
Kansas Municipal Bond
Kentucky Municipal Bond
Louisiana Municipal Bond
Maryland Municipal Bond
Massachusetts Municipal Bond
Michigan Municipal Bond

Municipal-State (continued)

Minnesota Intermediate Municipal Bond
Minnesota Municipal Bond
Missouri Municipal Bond
Nebraska Municipal Bond
New Jersey Municipal Bond
New Mexico Municipal Bond
New York Municipal Bond
North Carolina Municipal Bond
Ohio Municipal Bond
Oregon Intermediate Municipal Bond
Pennsylvania Municipal Bond
Tennessee Municipal Bond
Virginia Municipal Bond
Wisconsin Municipal Bond

Taxable Fixed Income

High Income Bond
NWQ Flexible Income
Preferred Securities and Income
Strategic Income
Symphony Credit Opportunities
Symphony Floating Rate Income

Global/International

Emerging Markets Equity
International Growth
NWQ Global Equity Income
NWQ International Value
Santa Barbara Global Dividend Growth
Santa Barbara International Dividend Growth
Winslow International Small Cap

Value

Dividend Value
Large Cap Value
Mid Cap Value
NWQ Large-Cap Value
NWQ Multi-Cap Value
NWQ Small-Cap Value
NWQ Small/Mid-Cap Value
Small Cap Value

Growth

Large Cap Growth
Mid Cap Growth Opportunities
Small Cap Growth Opportunities
Winslow Large-Cap Growth

Core

Large Cap Core
Large Cap Select
Santa Barbara Dividend Growth
Small Cap Select

Real Assets

Global Infrastructure
Global Real Estate Securities
Gresham Diversified Commodity Strategy
Real Asset Income
Real Estate Securities

Asset Allocation

Strategy Aggressive Growth Allocation
Strategy Balanced Allocation
Strategy Conservative Allocation
Strategy Growth Allocation

Alternative Strategies

Equity Long/Short
Equity Market Neutral
Gresham Managed Futures Strategy

Other Information for Fund Shareholders

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

The Funds' most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Funds at (800) 257-8787, on the Funds' website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.

Household Mailings

Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for your Fund. You may also occasionally receive proxy statements for your Fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. If you would like to opt out of these household-based mailings, please call Nuveen Funds at (800) 257-8787.

The Funds are series of Nuveen Multistate Trust II, whose Investment Company Act file number is 811-07755.

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787

www.nuveen.com

MPR-MS2-0619P

June 28, 2019

Nuveen California High Yield Municipal Bond Fund
Ticker Symbols: Class A—NCHAX, Class C—NAWSX, Class C2—NCHCX, Class I—NCHRX

Nuveen California Intermediate Municipal Bond Fund
Ticker Symbols: Class A—NUCAX, Class C—NUCCX, Class I—NUCIX

Nuveen California Municipal Bond Fund
Ticker Symbols: Class A—NCAAX, Class C—NAKFX, Class C2—NCACX, Class I—NCSPX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated June 28, 2019 for Nuveen California High Yield Municipal Bond Fund, Nuveen California Intermediate Municipal Bond Fund and Nuveen California Municipal Bond Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Multistate Trust II. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated February 28, 2019, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

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GENERAL INFORMATION

The Funds are diversified series of Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II, (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on July 1, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective(s) and policies. Currently, seven series of the Trust are authorized and outstanding. Nuveen California Municipal Bond Fund was formerly named the Nuveen California Tax-Free Value Fund, a series of the Nuveen California Tax-Free Fund, Inc. The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Nuveen Fund Advisors and its affiliate, Teachers Advisors, LLC (“TAL”), are both wholly owned subsidiaries of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(3) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of securities and other instruments held in its portfolio.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent a Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(8) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to municipal obligations issued by

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governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the limitation in number (1) above, each Fund is currently classified as a diversified fund under the 1940 Act. This means that a Fund may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, a Fund can invest more than 5% of its assets in one issuer.

For purposes of applying the limitations set forth in numbers (1) and (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of applying the limitations set forth in numbers (2) and (3) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For purposes of applying the limitation set forth in number (7) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (7).

For purposes of applying the limitation set forth in number (8) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that nongovernmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8) above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

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Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Each Fund has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”). Each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal income tax and California state personal income tax. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value.

The foregoing fundamental investment policies cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.

A Fund may not:

(1) Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

For purposes of number (1) above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid investments” has the same meaning as given in Rule 22e-4 under the 1940 Act and associated guidance.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below in alphabetical order. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund, which is limited to investing in securities with specified ratings or of a certain credit quality, is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

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Asset Coverage Requirements

Consistent with the Securities and Exchange Commission ("SEC") staff guidance, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, swaps and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle and to the extent a Fund writes a credit default swap, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures contract or credit default swap at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Borrowing

Joint Credit Agreement

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), are parties to a 364-day, approximately $2.65 billion credit agreement with a group of lenders (the “Credit Agreement”), which expires in July 2019, unless extended or renewed. The Funds may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. Borrowing results in interest expense and being a Participating Fund results in other fees and expenses, which may increase a Fund’s net expenses and reduce the Fund’s return. In addition, borrowing by a Fund may create leverage by increasing a Fund’s investment exposure. This will result in any changes in the Fund’s net asset value, either positive or negative, being greater than they would have been if the Fund had not borrowed. Participating Funds have been allocated different first priority portions of the committed amount of the Credit Facility based primarily on the expected likelihood and extent of the need to borrow under the Credit Agreement. Administration, legal, arrangement and undrawn fees under the Credit Agreement are allocated among Participating Funds based upon these first priority portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund, while fees on any amounts drawn by a Participating Fund under the Credit Agreement are borne by that Participating Fund.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen Funds to participate in an inter-fund lending facility whereby the Nuveen Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen Funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no Nuveen Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no Nuveen Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Nuveen Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Nuveen Fund has a

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secured borrowing outstanding from any other lender, including but not limited to another Nuveen Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Nuveen Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Nuveen Fund may borrow through the inter-fund loan on a secured basis only; (4) no Nuveen Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Nuveen Fund’s inter-fund loans to any one Nuveen Fund shall not exceed 5% of the lending Nuveen Fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending Nuveen Fund and may be repaid on any day by a borrowing Nuveen Fund. In addition, a Nuveen Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Nuveen Fund’s investment objective(s) and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Nuveen Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Nuveen Fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” each Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of a Fund's portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, a Fund may be required to hold offsetting positions or to hold cash or

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liquid securities in a segregated account or designated on the Fund’s books. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Funds can use are described below. A Fund’s portfolio manager may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective(s) and are permissible under applicable regulations governing the Fund.

Options Transactions

The Funds may purchase put and call options on interest rates and bond indices.

Options on Interest Rates and Indices. The Funds may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Funds may engage in futures transactions. The Funds may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities and (3) bond indices. The Funds may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a

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specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. A Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Funds may also purchase or write put and call options on futures contracts and write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

When writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

When writing a put option, a Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

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When a Fund writes a straddle, sufficient assets will be segregated to meet the Fund's immediate obligations. A Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

As with investments in futures contracts, each Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Swap Transactions

The Funds may enter into interest rate, total return and credit default swap agreements. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”).

A Fund may enter into swap transactions for any purpose consistent with its investment objective(s) and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the

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credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Interest Rate Caps, Collars and Floors

The Funds may enter into interest rate caps, floors and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest

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rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

Each Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which each Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and

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possibly other losses to the Fund. A Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

3)  Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

4)  Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6)  Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7)  Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by this legislation and regulation in ways that are unforeseeable.

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Certain of the implementing regulations have not yet been finalized or made effective. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Funds may invest, is not yet certain.

Distressed and Defaulted Securities in a Workout Arrangement

A Fund may invest in municipal securities issued by entities that are experiencing financial difficulties at the time of investment (such securities are commonly referred to as distressed securities). Nuveen California Intermediate Municipal Bond Fund and Nuveen California Municipal Bond Fund may not invest in securities of an issuer which, at the time of acquisition, has defaulted on its obligations to pay principal or interest thereon when due or is involved in a bankruptcy or insolvency proceedings. However, a Fund may continue to hold municipal securities of an issuer that has defaulted or become involved in bankruptcy or insolvency proceedings subsequent to the time of acquisition.

Additionally, in the event that a Fund holds distressed or defaulted securities of an issuer, the Sub-Adviser may determine that it is in the best interest of Fund shareholders to pursue a workout arrangement with the issuer, which may involve making loans to the issuer, purchasing bonds (including defaulted bonds), equity or other interests of the issuer, or taking other related or similar steps involving the investment of additional monies.

• A Fund would typically make a loan to an entity suffering severe economic distress, oftentimes in or near bankruptcy. It is generally more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial distress. Making a loan to such an entity may allow the entity to remain a “going concern” and enable it to eventually both repay the loan as well as be in better position to pay interest and principal on the pre-existing bonds held by a Fund. Absent a loan, a Fund may be forced to liquidate the entity’s assets, which can reduce recovery value.

• A Fund may also acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally would be to acquire control of the municipal bond issuer in order to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s financial difficulties. In the course of exercising control of a distressed municipal issuer, the Sub-Adviser may pursue a Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. The Sub-Adviser does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to a Fund’s Board of Trustees regarding its control activities on a quarterly basis.

In the course of pursuing a workout arrangement, the Sub-Adviser may acquire material non-public information regarding an issuer, which may limit its ability to purchase or sell securities or otherwise to participate in an investment opportunity for a Fund.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the

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method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Investment Companies and Other Pooled Investment Vehicles

Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may invest in other investment companies, such as open-end funds, closed-end funds, and exchange-traded funds (“ETFs”), that invest primarily in Fund-eligible investments. Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may also invest in pooled investment vehicles other than registered investment companies. The Funds will only invest in other pooled investment vehicles that invest primarily in Fund-eligible investments.

If a Fund invests in other investment companies or pooled investment vehicles, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only with a Fund, but also with the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to a Fund and its shareholders.

Mortgage-Backed Securities

Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Municipal Bonds and Other Municipal Obligations

As described in the Prospectus, under normal market conditions, each Fund invests at least 80% of its net assets in a portfolio of municipal bonds and other municipal obligations free from regular federal income tax and California state personal income tax, which generally will be municipal obligations issued within the State of California or U.S. territories (such as Puerto Rico and Guam). In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works.

General obligation bonds are backed by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be

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limited or unlimited as to rate and amount. For a limited obligation or revenue bond, the only security is typically the net revenue derived from payments by a particular facility or class of facilities financed by the proceeds of the bonds or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. The credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Revenue bonds do not generally constitute the pledge of the credit of the issuer of such bonds and are generally not secured by the taxing power of the municipality. Revenue bonds are included in the term municipal obligations if the interest paid thereon is exempt from federal income tax. Revenue bonds may include, but are not limited to, pollution control, health care, housing, education-related and industrial development bonds.

Generally, the creditworthiness of a local municipal obligation is unrelated to that of the municipal obligations of the state itself if the state has no responsibility to guarantee or otherwise make payments on those local municipal obligations.

Generally, interest received on municipal obligations is exempt from federal income tax. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal obligations will continue to be tax exempt for the life of the municipal obligation. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal obligation. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal obligation could become federally taxable, possibly retroactively to the date the municipal obligation was issued, and an investor may need to file an amended income tax return.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which a Fund invests. In addition, issuers of municipal obligations may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control

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revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds

The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt.

Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Although non-appropriation lease obligations are secured by the leased equipment or facilities, disposition of the property in the event of foreclosure might prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Funds have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in a Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Fund is subject to limitations on the percentage of illiquid securities it can hold.

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Derivative Municipal Securities

The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Securities.”

Variable Rate Demand Notes (“VRDNs”)

VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities (Junk Bonds)

Under normal market conditions, Nuveen California High Yield Municipal Bond Fund invests at least 65% of its net assets in non-investment grade debt securities. The other Funds may invest up to 20% of their net assets in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality municipal obligations. Municipal obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

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(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, a Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Funds’ investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

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Nuveen California High Yield Municipal Bond Fund may invest up to 10% of its net assets in defaulted municipal obligations. Municipal obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a municipal obligation owned by the Fund could result in a significant decline in the value of that municipal obligation.

Short-Term Investments

Each Fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. In addition, under normal market conditions, each Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The Funds may also invest in short-term, high quality taxable securities or shares of taxable money market funds. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a Fund from achieving its investment objective(s).

Tax-Exempt Short Term Investments

The federally tax-exempt short-term investments the Funds may invest in include, but are not limited to, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

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Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

Taxable Short Term Investments

The Funds may also invest in the following taxable short-term investments that must be (i) obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, (ii) debt securities rated within the highest grade by Moody’s, Standard & Poor’s or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s and Fitch. Interest on each such instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

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Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of the Sub-Adviser present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Sub-Adviser will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Special Considerations Relating to Municipal Obligations of California and U.S. Territories

Except as described in the Prospectus, each of the Funds invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and California state personal income tax, a significant portion of which generally consists of municipal obligations issued in the State of California or by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of municipal obligations in the State of California or issuers of municipal obligations in U.S. territories that are held by a Fund. In general, the credit quality and credit risk of any issuer’s debt depends on the state and local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management and the strength of legal provisions in debt documents that protect debt holders. Furthermore, the marketability, valuation or liquidity of municipal securities will be negatively affected by defaults on debt obligations, downgrades of credit ratings or other market events. Additionally, to the extent a Fund invests in securities of issuers located outside of its respective state, the Fund may be exposed to the risks affecting the other states. Set forth below is a summary of information that bears upon the risk of investing in municipal obligations issued by public authorities in the State of California and issued by public authorities in the U.S. territories of Puerto Rico, U.S. Virgin Islands and Guam. This information was obtained from official statements of issuers located in the State of California, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State of California or a U.S. territory or their issuers since the date of its preparation. Any such change(s) may adversely affect the cash flows, expenditures, or revenues of a state, territory or applicable issuer, or otherwise negatively impact the current or projected financial situation of the state, territory or issuer, which in turn could hamper fund performance.

The bond ratings provided below are current as of the dates noted. Unless stated otherwise, the ratings indicated are for obligations of the State of California or U.S. territory. State and territory political subdivisions may have different ratings which are unrelated to the ratings assigned to state and territory obligations.

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Factors Pertaining to California. The Funds concentrate their investments in California municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in California and their ability to pay principal and interest on their obligations.

California is the most populous state in the United States with an estimated population of 39.5 million in 2018 or 12.1% of the United States population. California is divided into 58 counties, nearly 500 incorporated cities, and thousands of special districts. It is also the third largest state by area after Alaska and Texas.

California’s $2.74 trillion economy is the largest in the United States, representing 14.1% of the U.S. gross domestic product (“GDP”), and on a stand-alone basis would be the fifth largest in the world according to the International Monetary Fund. According to the U.S. Bureau of Economic Analysis, the State’s GDP grew 4.9% from 2016 to 2017 as compared to 4.2% for the United States as a whole. The State’s economy is diverse and generally mirrors the nation’s economic composition with a higher concentration in the information technology sector as compared to the United States. Though diverse, California’s economy has historically displayed more volatility than the nation’s as a whole. After experiencing a deep recession due to the deterioration of the housing market, California’s job growth continues to outpace the nation. Total non-farm employment for California was 17.4 million in April 2019 representing a year-over-year increase of 271,600 jobs. According to the Treasurer’s Office, California has added more jobs than the nation every month over the last 79 months. As a result, the State’s unemployment rate improved to a low of 4.3% (seasonally adjusted) as of April 2019, down from its peak of 12.3% as of November 2010, but still above the national average of 3.6% for the same period.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, California’s per capita income for 2018 ranks sixth highest among the 50 states. At $62,586 for calendar year 2018, it is 116% of the national average. California’s per capita personal income increased 4.3% year over year, exceeding the nation’s 3.8% increase during the same period. California’s poverty rate of 15.1% exceeds the national average of 14.6%. The State’s population continues to grow, increasing 5.8% since 2010.

Historically, California’s tax revenues have been more volatile than most states due to its steep personal income tax structure, which results in a reliance on a small number of taxpayers for a large share of tax revenues. With the passage of Proposition 30 and Proposition 55, which temporarily increased State sales and income taxes, recent budgets have been structurally balanced and allowed for transfers into a more stringent rainy day fund. The fiscal year 2019 enacted budget totaled $138.7 billion, approximately 9.2%higher than the revised estimate for fiscal year 2018, reflecting the improved stock market. The budget remains structurally balanced and continues to make deposits to the rainy day fund. Since the State finished its tenth year of economic expansion, five years longer than the average state’s recovery, the Governor continues to warn that the next economic downturn is inevitable and the State needs to be prepared by bolstering its reserves and paying down its debt in order to withstand future revenue loss. The 2019-20 May Revision to the Governor’s January Budget Proposal increases spending to $147 billion, 2.6% higher than the revised estimates for fiscal year 2019 and 1.9% higher than the Governor’s January Budget Proposal. It also projects a $20.9 billion surplus for the fiscal year beginning July 1 to be used largely for one-time expenses. The May Revision maintains balance and increases the Rainy Day Fund to t $16.5 billion. The Final Enacted Budget for Fiscal Year 2019-20 is expected to be enacted on time with no major changes. Liquidity remains strong with the State not having to issue Revenue Anticipation Notes over the last three fiscal years.

According to Moody’s, California has more net tax supported debt outstanding than any other state at $86.8 billion (excluding pension obligations). Although on a per capita basis, the State ranks ninth in the nation at $2,194 (versus the Moody’s median of $1,068) as of 2018. In addition to its outstanding debt, California also has authorized but unissued debt totaling approximately $37.1 billion of general obligation bonds and $6.4 billion of lease revenue bonds as of January 1, 2019. The State of California General Obligation bonds carry an Aa3 rating by Moody’s, a AA-rating by S&P and a AA-rating by Fitch.

California is the largest issuer of municipal debt among the 50 state issuers, issuing a total of $48.7 billion for the twelve month period ending May 31, 2019. This is a 14% decrease from the same period the prior year. Nationally, issuance totaled $338.6 billion for the same period, a 19.2% decrease from the prior year.

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California’s two largest pension plans, the California Public Employees’ Retirement System (CalPERS) and the California State Teachers’ Retirement System (CalSTRs) have funded ratios of 67% and 64%, respectively, as of June 30, 2017. In December 2016, the CalPERS Board voted to lower the assumed rate of return from 7.5% to 7%, to be phased in over three years beginning in 2018. The result is an increase in the State’s unfunded liability, which increases required contributions. Additionally, in February 2018, the CalPERS board voted to shorten the amortization period from 30 years to 20 years for new pension liabilities, effective June 30, 2019. The change results in a more rapid pay down of unfunded pension liabilities. The 2017-2018 State Budget included a one-time $6 billion supplemental payment to CalPERS to be funded through an internal cash loan from the Surplus Money Investment Fund, which will reduce the unfunded liability and is estimated to save the State approximately $4.8 billion over the next 20 years. The May Revision to the fiscal year 2019-20 budget also includes a supplemental payment of $3 billion to CalPERS, which is estimated to save $90 million a year. In February 2017, the CalSTRs Board also approved a reduction of its assumed rate of return from 7.5% to 7%, to be phased in 2018 and 2019. The State’s Other Post Employment Benefits (“OPEB”) liability remains large and unfunded at an estimated $85.59 billion as of June 30, 2018, down from $91 billion a year earlier. The State established the California Employers’ Retiree Benefit Trust Fund to prefund OPEB liability and has an approximately $874 million balance as of June 30, 2018.

California’s political landscape has often led to governmental difficulties, including the adoption of the state budget. Additionally, California’s voter initiative process has resulted in several initiatives that have restricted the taxing ability of the State and its political subdivisions, including Proposition 13. Other mandates have required the State and its political subdivisions to incur certain expenses, further restricting their financial flexibility. Furthermore, unanticipated initiatives that could impact the financial health of the State or its political subdivisions may be adopted in the future. The State and its political subdivisions may also face increasing financial pressure from costs relating to pensions and other post- employment benefits for government employees.

Factors Pertaining to Guam. Each Fund may invest in Guam municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligations.

Guam is the westernmost territory of the United States, approximately 3,800 miles west-southwest of Honolulu, Hawaii, 1,550 miles south-southeast of Tokyo, Japan and 1,600 miles east of Manila, Philippines. Guam’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Guam is the U.S. Congress. Residents of Guam are citizens of the United States but do not vote in national elections. Guam’s location exposes it to typhoons, earthquakes and volcanic activity. Guam’s 2018 population estimated to be 167,800 according to the United States Census Bureau and has increased 5.3% from the 2010’s Census estimated to be 159,358. The Government of Guam is the only taxing authority on the island and has no overlapping tax authorities underneath it such as school districts, cities or counties.

According to the U.S. Bureau of Economic Analysis, Guam’s economy grew to $5.859 billion in2017, up 12.7% cumulatively from 2012 and up 1.1% over the prior year partially as a result of an increase in consumer spending. Guam’s economy is largely dependent upon tourism, which accounts for approximately 30% of Guam’s GDP. Annual visitors in fiscal year 2018 totaled more than 1.52 million, which represents a decline of 1.9% over fiscal year 2017. The decline in Japanese visitors as Japanese consumption taxes have increased, reducing Japan’s disposable income and continued devaluation of the Japanese yen. Guam also has a large United States military presence, which boosts the island’s economy. The dependence on U.S. military spending increases the risk that future cut backs in the federal defense budget and/or military realignments could negatively impact Guam’s economy. According to the Bureau of Labor Statistics, Guam’s unemployment rate was 3.8% as of September 2018, which is above the national average of 3.6% during the same period, but down from a thirteen year high of 13.3% in March 2011. A scheduled military buildup based upon an agreement between the United States and Japan to relocate a number of U.S. Marines and their dependents from Okinawa to Guam has been reduced and delayed, but is still expected to be a primary driver of Guam’s growth over the mid to long term. Military relocation construction on the island has begun with Marine relocation to occur over a 12

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year period. Costs associated with the military buildup are expected to be funded by the federal government and the government of Japan.

According to the U.S. Bureau of Labor Statistics, Department of Labor, wealth levels for Guam are weak with per capita income representing only 32% of the national average for 2010. Additionally, Guam’s poverty rate is above the national average.

Historically, Guam has generated recurring operating deficits which resulted in an accumulated General Fund deficit of $303 million by fiscal year end 2011. Through the issuance of deficit reduction bonds in fiscal years 2011 and 2012, the Guam Government was able to generate surpluses and replenish the General Fund. However, General Fund operating deficits persisted in fiscal years 2013-2015 due to: unanticipated court-ordered landfill costs; an increase in income tax refunds; and cost of living adjustments to retirees, all of which contributed to a $119 million accumulated fund deficit and $177 million accumulated unassigned fund deficit by fiscal year end 2015. Operating surpluses were posted in fiscal years 2016 and 2017, due in part from the transfer of bond proceeds into the General Fund from the Guam Memorial Hospital Authority. The resulting accumulated fund deficit declined from $119 million in fiscal year 2015 to $73 million in fiscal year 2017, which represents approximately 10% of Guam’s expenditures.

Since Guam’s tax code mirrors the federal tax code, the passage of the federal Tax Cuts and Jobs Act of 2017 resulted in an unexpected $67 million budget gap (or 9.7% of General Fund revenues) for fiscal year 2018. In order to address the shortfall, the Guam Legislature passed a bill to temporarily increase the Business Privilege Tax from 4% to 5% through September 30, 2018 and then replace the increase with a permanent 2% general sales tax increase starting on October 1, 2018. The Guam Government has also enacted spending cuts to help close the budget gap. Since then, however, lawmakers repealed the 2% sales tax increase in July 2018. The Guam Legislature approved the fiscal year 2019 budget, which includes budget cuts and additional revenues from tax increases on real property and tobacco and makes permanent the temporary one percent increase in the Business Privilege Tax from 4% to 5%. The Governor proposed a $966.3 million budget for fiscal year 2020, up 1.05% over the current year’s budget. The 2020 Budget proposes to increase Guam employees’ salaries and continues to set aside money for tax refunds. It also resurrects the 2% set-aside for a rainy day fund. The budget is required to be adopted by no later than August 31 of each year.

Guam’s pension liability remains large. The Government of Guam Retirement Fund administers a Defined Benefit Plan (“DB Plan”) and a Defined Contribution Plan (“DC Plan”). After closing the DB Plan in 1995, the Guam Legislature voted to create two new plans known as the Defined Benefit 1.75 Plan and the Guam Retirement Security Plan in order to address insufficient savings by members in the DC Plan. Employees hired after September 30, 1995 are participates in the DC Plan but may elect to become members of the Defined Benefit 1.75 Plan. Employees hired after January 1, 2018, will participate in the Guam Retirement Security Plan, a hybrid of the DB Plan and the DC Plan. As of fiscal year end September 30, 2017, the DB Plan’s unfunded actuarial accrued liability was $1.266 billion, or 60% funded. Effective January 1, 2018, Guam is required to fully fund the DB Plan’s unfunded actuarial accrued liability by 2033. Guam’s other post-employment benefits (OPEB) net pension liability is significant at $1.1billion as of fiscal year 2017.

Guam’s debt burden is high and has been growing in recent years. Total direct debt has increased from $364.8 million in fiscal year 2008 to $1.296 billion in fiscal year 2017, a 255% increase. Guam issued General Obligation bonds in fiscal year 2009 and Business Privilege Tax Bonds in fiscal years 2011, 2012 and 2013 to reduce its deficit. Guam’s total direct debt per capita based upon the 2018 population estimate is high at $7,728 (compared to the Moody’s median for the United States of $1,068). Part of this is explained by the fact that Guam is the only taxing authority on the island and has no overlapping tax authorities underneath it such as school districts, cities or counties. Therefore, its debt burden is higher as it finances certain municipal projects that are typically funded at the local level in most states. In accordance with the Organic Act, Guam’s debt burden is limited to 10% of aggregate tax valuation of property in Guam which was $1.33 billion as of October 31, 2017. Total debt outstanding subject to the limit is $1.10 billion, leaving $238 million in future debt capacity as of September 30, 2017. As of September 2018, Guam’s General Obligation bonds carried a BB- rating by S&P. S&P removed the CreditWatch Negative status, which was assigned in March 2018, to reflect the island’s improved general

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fund cash flow and estimated financial results for fiscal year 2018 as a result of a fiscal realignment plan as well as its success in balancing its fiscal 2019 budget.

Guam’s fixed costs (including debt service, pension, and OPEB costs) are moderately high at 18.6% of Guam’s Total Governmental Fund spending in fiscal year 2017. This compares to 5.8% for New York State, 18.7% for Massachusetts, 8.9% for California and 3.6% for Florida. If measured against General Fund expenditures only, Guam’s fixed costs represent 32.6% of its Total Governmental Fund spending. These high costs will likely constrain the island’s financial flexibility for the foreseeable future.

The Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), signed into law in June 2016, established an independent fiscal oversight board for Puerto Rico responsible for developing a fiscal plan and providing oversight of the government’s financial operations. The legislation also creates a legal path for debt restructuring through a court supervised process similar to bankruptcy, if consensual agreements with creditors cannot be reached through negotiated settlements. Although PROMESA is not currently applicable to Guam or any other territories, the law has materially changed how rating agencies and markets are assessing Guam’s restructuring and default risk. Guam’s government does not presently have the ability to restructure debt or long-term obligations under PROMESA, however should the current law be constitutionally challenged on the basis of uniformity by Puerto Rico’s creditors, or if the Government of Guam petitions the U.S. Congress to expand the statute to include Guam and establish a fiscal oversight board specifically for the island, it is possible PROMESA could apply in the future. Guam officials have disavowed any intention to pursue access to PROMESA, though future administrations and elected officials could hold a different view.

Factors Pertaining to Puerto Rico. Each Fund may invest in Puerto Rico municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,000 miles southeast of Miami, Florida. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. Residents of Puerto Rico are citizens of the United States but do not vote in national elections.

Puerto Rico warned investors for several years that its debt burden may be unsustainable leading up to its first debt default in 2015. Federal tax incentives first implemented in the mid-1970s were completely phased out in 2006, contributing to a decade long recession impacting governmental revenues. Puerto Rico incrementally took on a significant amount of long-term debt to offset annual budget gaps rather than address the structural nature of the imbalance. This contributed to Puerto Rico’s out-sized debt burden, which is very high in comparison to most states. Puerto Rico’s debt per capita was an inflated $16,662, in comparison to the national median of $987, based on Moody’s 2018 State Debt Medians Report. Between 2000 and 2015 Puerto Rico’s public debt grew from $24.2 billion to over $73 billion, an increase of over 200%. When all public sector debt was included, total debt was over 100% of gross national product, well over the national median of 2.05%. Puerto Rico’s complex capital structure adds to the challenge associated with assessing the Territory' debt, which is issued through numerous governmental entities and secured by multiple security pledges. Many of the security pledges are ultimately dependent on the Commonwealth’s General Fund, creating an interdependency between credits.

Near a year after the Commonwealth’s first debt default, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law in June 2016. After the passage of PROMESA, Puerto Rico declared a moratorium on the Commonwealth’s obligation to make payments on any bonds or notes issued or guaranteed by Puerto Rico and defaulted on nearly $2 billion in debt payments due on July 1, 2016. PROMESA established an independent Financial Oversight and Management Board (FOMB) charged with certifying fiscal plans, approving budgets, restructuring operations and encouraging economic development.

One of the most important components of the PROMESA legislation is the legal framework providing a court-supervised debt restructuring process that enables Puerto Rico to adjust its debt and pension obligations. PROMESA establishes two alternate procedures for debt restructuring. The Title III restructuring process incorporates by reference parts of the federal bankruptcy code for municipal entities and is a court-supervised debt-adjustment mechanism similar to the U.S. bankruptcy code’s chapter 9. The Title VI framework creates a streamlined process to achieve debt restructuring through negotiated

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modifications of debt with the consent of a supermajority of creditors. If a supermajority of each pool of creditors approves a debt modification, the terms of the approved restructuring will apply to all other creditors within the pool.

The first fiscal plan for Puerto Rico was certified by the FOMB in March 2017. By May 2017, the board had initiated a Title III, bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System (ERS). Implementation of the fiscal plan and the Title III court process were both underway when Puerto Rico was hit by a devastating natural disaster. In mid-September 2017, Puerto Rico was hit by two hurricanes within the span of just two weeks. The first, Hurricane Irma, did not make direct contact, but caused widespread power outages. Before power could be fully restored, Hurricane Maria swept across the island a week and a half later, causing massive destruction and tens of billions of dollars in damage. The island’s electric infrastructure was severely damaged, leaving the entire island without power. Puerto Rico’s recovery and rebuilding process is still ongoing. The economic disruption caused by the hurricanes derailed the progress achieved by the government and oversight board, stalled creditor negotiations and created the need for revised fiscal plans.

Puerto Rico’s most recent fiscal plan was certified in May 2019. Like prior versions, the plan relies on a combination of structural reforms and fiscal measures to restore budgetary balance and encourage economic growth. The plan incorporates the impact of approximately $80 billion in federal disaster relief funding to be spent over the next decade and approximately $13 billion from reform measures to be implemented through fiscal year 2024. In contrast to earlier plans, the pace of federal aid spending is expected to slow, impacting Puerto Rico’s gross national product (“GNP”) growth forecasts, population estimates and consequently tax revenue projections. Based on the board’s estimates, Puerto Rico is projected to generate an estimated $13.2 billion operating surplus over the five-year fiscal plan period, before any contractually owed debt service is paid. Over the fiscal plan’s horizon, this surplus is sufficient to pay all contractually owed debt service and still generate an excess of $2 billion through fiscal year 2024. This is the largest primary operating surplus projected by the oversight board since PROMESA was enacted. Importantly, the fiscal surplus estimate assumes full implementation of the proposed labor, pension, business, tax and governmental reforms aimed at driving economic growth. Full implementation is unlikely. However, the plan also makes conservative assumptions about the amount of federal funding that will ultimately be available for Medicaid assistance. So far, fiscal plans have not accurately forecast revenues and the Puerto Rican government has fallen short in implementing reforms.

Though it appears Puerto Rico can afford its debt service in the short-term, the surplus is unlikely to be directed to debt prior to debt restructuring given ongoing litigation and creditor negotiations. The plan is clear, stating “Puerto Rico cannot afford to meet all its contractual debt service obligations, even with these reforms and measures,” and asserting Puerto Rico needs a comprehensive restructuring of its debt. Longer-term, as the stimulus from federal disaster aid phases out, the fiscal plan projects Puerto Rico will return to deficit operations in fiscal year 2037, even if all current reform measures are implemented.

Several agreements on debt have been reached and bond exchanges executed. In early February 2019, the federal district court overseeing Puerto Rico’s Title III bankruptcy case approved a plan of adjustment for Puerto Rico Sales Tax Financing Corporation (COFINA) bonds. COFINA bonds represent the largest portion of tax-supported debt restructured and the second consensual debt settlement since the Territory filed for bankruptcy. (The first was a smaller restructuring of Government Development Bank debt.) Approximately $17.6 billion of outstanding COFINA bonds were exchanged into $12 billion of new bonds secured by a new, closed senior lien. The court determined the settlement agreement was a reasonable compromise and in the best interest of both the Commonwealth and its stakeholders. The restructuring plan, which was the product of a negotiated settlement initially reached with creditors in mid-2018, allocates a reduced base amount of sales taxes to the COFINA corporation to secure the new bonds. A portion of sales tax revenues previously pledged to COFINA will now go back to the government. All creditor classes voted to approve the plan of adjustment submitted to the court in January 2019. Projected creditor recoveries vary by class. Senior lien bondholders have an estimated recovery rate of 93%, while uninsured subordinate holders have a 56% recovery rate.

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Importantly, confirmation of the COFINA plan of adjustment resolved the legal claim on sales tax revenues, which was a key gating issue that had to be resolved before the oversight board could move forward on addressing other debt obligations. Having this question settled provides greater clarity on the resources available for other debt and pension obligations. The market’s re-acceptance of COFINA bonds and the relatively smooth transition from a distressed to rehabilitated security is positive for Puerto Rico, but restructuring the remaining debt is unlikely to proceed as smoothly.

Puerto Rico’s General Obligation (GO) debt is the next most important debt obligation to address. The oversight board has stated its intention to file a plan of adjustment by mid-2019 and its goal is to have the plan confirmed by the court within the next year. The plan of adjustment will propose specific treatment for unsecured and secured creditors supported by the Commonwealth’s General Fund. Through the Title III/bankruptcy process, the plan of adjustment could ultimately impose debt impairment on non-consenting creditors and/or bondholders.

Puerto Rico’s future and the performance of any new restructuring bonds will likely depend on the island’s economic recovery. The Territory’s economy, historically dominated by government and manufacturing employment, went into a recession in 2006 as federal based tax incentives were permanently phased out. Between 2006 and 2017, Puerto Rico’s GNP fell over 17%. The 2017 hurricanes caused an estimated GNP decline of 4.7% in fiscal year 2018. The impact of disaster relief funding and recovery efforts contributed to a strong reversal in fiscal year 2019. GNP growth is projected to approach 4% in 2019. The stimulative impact of federal aid is expected to continue through 2022, though annual growth is expected to be more muted, at 2% or below. Total employment levels in Puerto Rico have improved, though not all hurricane job losses have been restored. As of April 2019, total non-farm employment was up 2.1% from the prior year. Prior to the storms, total employment levels had stabilized at about 15% below where they were a decade ago according to data from the U.S. Bureau of Labor Statistics. The unemployment rate has declined to 8.71% (April 2019), but recent declines are partially attributed to a shrinking labor force, not job creation.

High unemployment and weak job growth encouraged a steady out-migration of Puerto Rican residents, particularly among working-age residents and young families over the last decade. Puerto Rico saw a cumulative loss of about 10% from the peak population reached in 2004 even before the first debt defaults or 2017 hurricanes. The storms accelerated this trend and an estimated 5% of the population left the island. The net loss ended up much less than initial projections, which put the decline as high as 12%. Many Puerto Ricans returned once electricity and services were restored, but for months it was unclear what the net impact would be. The out-migration trend is expected to revert back to historic norms with annual declines closer to 1-2% per year beginning in 2019. Even at this more modest level, persistent out-migration driven by a lack of job opportunities threatens to permanently erode Puerto Rico’s economic base and recovery potential. The fiscal plan projects the total population will drop by another 8% by fiscal year 2024. Wealth levels in Puerto Rico are about half of the United States and over 40% of the population lives below the poverty line. Nearly half of residents rely on Medicaid for healthcare. The challenge of sustaining economic growth is considerable.

The City of Detroit’s bankruptcy was resolved in just 18 months, the rapid pace driven by the bankruptcy judge. Puerto Rico’s significantly larger debt burden and more complex debt structure has already contributed to a much longer process. Puerto Rico’s debt restructuring efforts will likely continue to have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance. Puerto Rico general obligation debt currently in default is rated Ca/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Factors Pertaining to U.S. Virgin Islands. Each Fund may invest in U.S. Virgin Islands municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in the U.S. Virgin Islands and their ability to pay principal and interest on their obligations.

The U.S. Virgin Islands (USVI) are the easternmost territory of the United States, approximately 40 miles east of Puerto Rico in the Caribbean Sea. USVI is made up primarily of four main islands: Saint Thomas, Saint John, Saint Croix, and Water Island. There are also several dozen smaller islands and USVI’s location exposes it to hurricanes, earthquakes and volcanic activity. The economy is largely dependent upon tourism with typically more than two million visitors annually, compared to a local population of just over 100,000. Manufacturing is a relatively smaller portion of the economy but is

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important to note as rum excise taxes, levied on rum distilled in USVI and paid upon export, secure a portion of USVI’s municipal bonds.

In September 2017 USVI was hit by two hurricanes within the span of two weeks. Both inflicted massive damage on the most populated islands, St. Thomas and St. John. Both experienced significant damage from Hurricane Irma which passed perilously close to the Virgin Islands’ northern edge. Hurricane Maria followed a week and a half later devastating the island of St. Croix. In St. John, the smaller of the affected islands, an estimated 80% of structures were severely damaged and roads were impassable. St. Thomas, home to about half of the Territory’s 100,000 residents, saw extensive damage to critical utility infrastructure, roads, hospitals, homes and structures across the island. Many hotels and much of the island’s tourism infrastructure were damaged.

The hurricanes unfortunately followed years of the economy struggling to rebound from an extended recession. In 2012, the Territory’s largest employer, Hovensa oil refinery, closed, significantly impacting employment and government tax revenues. The loss of Hovensa, combined with large public sector job cuts resulted in the lowest employment levels in a decade. Employment levels stabilized at a much lower level between 2014 and 2017, but then fell again following the storms. Tourism-related employment has historically accounted for about 20% of total employment and 30% of gross state product (GSP). Government estimates indicate tourism-related employment fell 5.6% in calendar year 2018, due in part to hotel closures and a lack of available accommodations for tourists. In early 2019, the USVI Tourism Commission estimated 35% to 40% of hotel rooms were still not available. Negotiations with insurance carriers, insurance settlement delays, a lack of contractors, and lack of available skilled labor have all slowed progress in restoring operations to full capacity. Many of the largest hotels remain closed and may not open reopen until 2020. Reconstruction accounts for some of the delays, but changes in ownership and rebranding have also stalled re-openings. Tourism generated economic activity and employment is not projected to recover until major hotels are repaired or rebuilt, a longer term project.

Construction employment has increased significantly, though not enough to fully offset tourism-related losses. Another recent improvement stems from an agreement reached with Limetree Bay Terminals to restart oil refinery operations on St. Croix. Limetree Bay will operate two facilities, a storage terminal and a refinery. Oil production will be at a much lower level, but the project is expected to generate $1.5 billion of investment and 1,400 jobs. Public sector jobs, which have historically accounted for an inordinately high 30% of island employment, have held steady. Total non-farm employment is up 2.4% for the first half of fiscal year 2019, but overall private and public payrolls remain significantly depleted from prior years. Based on data from the Bureau of Labor Statistics, total non-farm employment in 2018 was still 20% lower than levels reached in 2011, prior to the oil refinery closure. As of April 2019, the unemployment rate stood at 4.8%.

Over the long term, economists expect USVI growth to lag the United States, held back by poor industrial diversity, low incomes, out-migration, and high business costs. USVI’s income levels are very low with per capita income at less than 50% of the U.S. median and a poverty rate over 30%. Lost tourism revenues has been especially challenging for the Virgin Islands, but federal disaster relief spending has offset some of these losses in the near term. Contrary to initial projections, which projected dramatic declines, GSP declined only modestly in 2017 and 2018. Moody’s Analytics projects 3.0% GSP growth in 2019 and 2020 as federal aid is disbursed and tourism activity returns to prior norms once the Territory’s tourism infrastructure comes back online.

Federal disaster relief funding and rebuilding and recovery efforts will help mitigate hurricane related losses, bridge near term budget deficits and maintain operations. Several billion dollars for housing and infrastructure projects have been allocated to the Territory through numerous federal disaster recovery funding programs, grants and loans. Congress also authorized full funding of the island’s Medical Assistance Program for two years. The government has described this funding, which will be deployed over several years, as “an unprecedented opportunity to rebuild the Territory.” So far, approximately $3.5 billion in Federal dollars have been allocated to the government through the Federal Emergency Management Agency (FEMA) and multiple federal agencies like Housing and Urban Development (HUD). Federal funding should bolster the economy for a few years, but given the government’s large structural imbalance and hefty unfunded pension liabilities, difficult fiscal reforms will eventually be needed.

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During the recent period of prolonged economic contraction, corporate income tax and personal income tax collections dropped, causing severe budgetary pressure. For years, the government’s fiscal deficits and operating shortfalls were funded through the issuance of bonds and internal borrowing. In early 2017, the government developed a fiscal plan and enacted new revenue measures to address annual operating deficits, which were then estimated at about 20% of general fund revenues. The prior governor’s effort to enact his fiscal recovery plan was derailed by the storms in 2017. The USVI legislature officially decided to forgo adopting a budget for fiscal year 2018 and continue instead operating under fiscal year 2017 appropriations levels. Under USVI law, the preceding year’s budget carries over to the next year if a budget is not adopted. Tax collections fell dramatically in the weeks immediately following the disaster and the difficulty of estimating revenues post-storm influenced the decision to defer the budget. Federal Community Disaster Loan funds helped bridge the gap. Audited results for fiscal years 2017 and 2018 are not yet available making it difficult to establish the true fiscal impact of the storms.

USVI voters elected a new governor, Albert Bryan, in a runoff election in November 2018. In his first State of the Territory Address, Governor Bryan provided a fairly bleak picture of the government’s finances leading with, “the state of our territory is distressed” and “the territory is still very much mired in a financial and economic crisis.” But the new administration’s fiscal year 2020 budget proposal released at the end of May 2019 indicated revenues may be performing better than expected, due in part to federal recovery spending. The proposed budget for fiscal year 2020 totals $1.26 billion across all funds. Approximately $818 million of this is the General Fund, the primary operating fund of the government. The budget sets aside $5 million in a budget stabilization fund for the first time and contemplates funding income tax refunds, which the government is several years behind on paying. Positively, income taxes were up 12% both in 2018 and 2019. A conservative 1% increase is budgeted for 2020. Gross receipts taxes are up a projected 30% for 2019, but that growth is not expected to be sustained and a modest 1% increase is budgeted for 2020. The proposed budget is not structurally balanced as it does not fully fund pension contributions and relies on one-time revenues, but it is an improvement over prior years. The proposed budget provides for all debt service owed to be paid as scheduled and increases pension contributions.

The government’s nearly insolvent pension system represents one of the largest risks to the Territory’s long-term fiscal stability. The pension system’s unfunded liability is estimated at $5 billion. This out-sized liability, combined with the unfunded other post-employment benefits (OPEB) liability, is over double the amount of long-term bonded debt outstanding, which is closer to $2 billion. The Government Employees Retirement System (GERS) is on track to deplete assets as soon as 2023. Habitual underfunding or simply not funding annual contributions is the primary cause of the system’s fragility. In early 2018, a U.S. District court found the government to be in violation of previous consent judgements for failing to remit timely payments to the system. Recently enacted legislation increases the government’s annual appropriations into the system, but litigation over the amount owed by the government is ongoing.

Out-sized long-term liabilities threaten the Virgin Island’s longer-term solvency and have caused investors to question whether or not the Territory will follow a path similar to Puerto Rico’s recent debt defaults. The Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) enacted by the United States in 2016, is not currently applicable to the Virgin Islands, but could be in the future. Although future access to PROMESA would require the consent of the USVI government, and additional Congressional action, the new law has materially changed how the municipal market and rating agencies are assessing restructuring and default risk for the territory. Future access to PROMESA would first require the consent of the USVI government and could never be imposed without local support. The Virgin Islands government could request Congress to expand and revise the current law to also be applicable to the Territory. There is no set process or procedure for this to happen, but the USVI government would likely pass a resolution requesting access to PROMESA and an oversight board.

Under PROMESA, Congress could establish an independent fiscal oversight board charged with creating a five year fiscal plan for the territory. This would also open a potential path to future debt restructuring if the appointed oversight board and government chose to purse this option. At this time the Virgin Islands government has not indicated any plan to do this, but their long-term liabilities are

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significant. USVI attempted to bring a new bond issuance in December 2016 and then again in early 2017 to use deficit financing to bridge the projected budget gap. Both deals were pulled as the island struggled to find buyers, indicating the Territory’s market access may be constrained for additional deficit financing.

In August 2017, the prior administration announced its intention to stop participating in the public ratings process, saying the current administration had ended its relationship with Moody’s, Standard & Poor’s and Fitch. In response, Standard & Poor’s and Fitch withdrew their ratings. Standard & Poor’s indicated it would no longer be able to obtain timely information of satisfactory quality to maintain its rating on the securities in accordance with its applicable criteria and policies. In June 2019, Moody’s placed U.S. Virgin Island’s Caa3 issuer rating on review with direction uncertain based on the delay in the release of audited information. Matching Fund revenue bonds are currently rated Caa2. If Moody’s does not receive sufficient information within 90 days the rating could change or be withdrawn. Earlier this year, government officials have indicated they plan to re-engage with the capital markets including both rating agencies and the investor community.

Standby Commitments

Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may obtain standby commitments when they purchase municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by a Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Funds will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Asset Management, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when a Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining a Fund’s net asset value.

Structured Notes

Nuveen California High Yield Municipal Bond Fund and Nuveen California Intermediate Municipal Bond Fund may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed

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rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase and sell municipal obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a municipal obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the municipal obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued municipal obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

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MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 163 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 77 open-end mutual funds (the “Nuveen Mutual Funds”), 74 closed-end funds and 12 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	163	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	163	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite* Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).

163

Chairman (since 2019), Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service— Since 2013

Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010) and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				163	None

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163	Director, Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) (since 2010).

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2008

Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				163	None

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite* Length of Service— Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163

Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite* Length of Service— Since 2017

Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).

				161**	None

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee:

Margo L. Cook*** 333 West Wacker Drive Chicago, IL 60606 1964	Trustee	Term—Indefinite* Length of Service— Since 2016

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016), formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; President, Global Products and Solutions (since 2017) and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

				163	None

*  Each trustee serves an indefinite term until his or her successor is elected.

** Mr. Young was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

*** Ms. Cook is an “interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC and certain of its subsidiaries.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Greg A. Bottjer 333 West Wacker Drive Chicago, IL 60606 1971	Chief Administrative Officer	Term—Until August 2020 Length of Service— Since 2016

Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2013

Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—Until August 2020 Length of Service— Since 2016

Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2020 Length of Service— Since 2004	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2020 Length of Service— Since 2000	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2007

Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Secretary	Term—Until August 2020 Length of Service— Since 2008

Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC.

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Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Until August 2020 Length of Service— Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (2010-2013).

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term—Until August 2020 Length of Service— Since 2019

Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 1996

Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President (since 2017), Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and

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procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Terence J. Toth to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner. During the fiscal year ended February 28, 2019, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee

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shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended February 28, 2019, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 28, 2019, the Nominating and Governance Committee met four times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 28, 2019, the Dividend Committee met four times.

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The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 28, 2019, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended February 28, 2019, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the

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experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook is President of Nuveen Investments, Inc. (“Nuveen Investments”) since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President from 2016 to 2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC. She is President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her bachelor’s degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves on The University of Rhode Island Foundation Board of Trustees and is Chair of the All Stars Project of Chicago Board.

Jack B. Evans

Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August

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2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves on The President’s Council and previously was a director of The Curran Center for Catholic American Studies (2009-2018). He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP, was formerly a member of the Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Councils of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chairman, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of

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Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012), and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts) paid by the Funds for the fiscal year ended February 28, 2019, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation (including deferred amounts) paid to each trustee by the Nuveen Funds during the fiscal year ended February 28, 2019. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

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Name of Trustee	Aggregate Compensation From Funds	Amount of Total Compensation that Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Jack B. Evans	$6,348	$623	$362,953
William C. Hunter	6,464	—	380,500
Albin F. Moschner	5,956	—	345,500
John K. Nelson	6,663	—	387,000
William J. Schneider[1]	6,095	6,074	350,282
Judith M. Stockdale	5,941	869	345,774
Carole E. Stone	6,182	3,018	353,874
Terence J. Toth	6,948	—	403,450
Margaret L. Wolff	5,873	1,876	341,016
Robert L. Young	5,611	5,591	319,624

1 Mr. Schneider retired as Trustee of the Nuveen Funds on December 31, 2018.

Prior to January 1, 2019, independent trustees received a $185,000 annual retainer plus (a) a fee of $6,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $90,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee received $12,500 each as additional retainers. Independent trustees also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2019, independent trustees receive a $190,000 annual retainer plus they receive (a) a fee of $6,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for

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attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $15,000 each as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustees of the Trust who are not independent trustees serve without any compensation from the Funds.

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Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in each Fund, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2018:

					Trustees
	Cook	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Toth	Wolff	Young
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Nuveen California High Yield Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen California Intermediate Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen California Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

As of June 3, 2019, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

As of June 3, 2019, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Sales Loads

Trustees of the Trust and certain other Fund affiliates may purchase the Funds' Class I shares. See the Funds' Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen, LLC, the investment management arm of TIAA.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.”

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within such Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of such Fund as set forth in the Prospectus.

Each Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. The overall complex-level fee rate is based on the schedule below. Nuveen California High Yield Municipal Bond

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Fund and Nuveen California Intermediate Municipal Bond Fund pay the overall complex-level fee rate. The complex-level fee for Nuveen California Municipal Bond Fund is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds, and making, as appropriate, upward adjustments to that rate based upon the percentage of the Fund’s assets that are not “eligible assets.” The current overall complex-level fee schedule is as follows:

Complex-Level Asset	Effective Rate at
Breakpoint Level*	Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*  The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the Funds’ effective complex-level fee rates were as follows:

Complex-Level
Fund	Fee Rate
Nuveen California High Yield Municipal Bond Fund	0.1588%
Nuveen California Intermediate Municipal Bond Fund	0.1588%
Nuveen California Municipal Bond Fund	0.1610%

The following tables set forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to the Adviser			Fee Waivers and Expense Reimbursements from the Adviser
	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19	3/01/16- 2/28/17	3/01/17-2/28/18	3/01/18- 2/28/19
Nuveen California High Yield Municipal Bond Fund	$4,869,578	$4,792,922	$5,025,946	$—	$—	$—
Nuveen California Municipal Bond Fund	6,095,061	6,350,613	6,787,153	—	—	—

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	Management Fees Net of Expense Reimbursement Paid to the Adviser			Fee Waivers and Expense Reimbursements from the Adviser
	10/19/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19	10/19/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California Intermediate Municipal Bond Fund	$—*	$—*	$—*	$34,883	$79,264	$81,173

*Nuveen Fund Advisors reimbursed expenses in excess of management fees.

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Name	Fund
John V. Miller	Nuveen California High Yield Municipal Bond Fund
Scott R. Romans	Nuveen California Intermediate Municipal Bond Fund
Nuveen California Municipal Bond Fund

Compensation

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, TAL, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of February 28, 2019, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

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Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance-Based Fees	Assets of Accounts with Performance-Based Fees
John V. Miller	Registered Investment Companies	9	$30.3 billion	0	$0
	Other Pooled Investment Vehicles	8	231.1 million	0	0
	Other Accounts	13	66.2 million	0	0
Scott R. Romans	Registered Investment Companies	12	12.5 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	4.9 million	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Beneficial Ownership of Securities

The following table indicates as of February 28, 2019 the value, within the indicated range, of shares beneficially owned by each portfolio manager in the Fund(s) they manage and of shares in other Nuveen Funds managed by Nuveen Asset Management's municipal investment team. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in the Remainder of Nuveen Funds Managed by Nuveen Asset Management’s Municipal Investment Team
John V. Miller	Nuveen California High Yield Municipal Bond Fund	A	G
Scott R. Romans	Nuveen California Intermediate Municipal Bond Fund	A	D
	Nuveen California Municipal Bond Fund	A

The portfolio managers do not beneficially own any shares issued by the Funds because the Funds are state-specific and provide exemption from both regular federal, state and/or income tax for residents of the state in question, while the portfolio managers, who live in Illinois, would not benefit from that double or triple tax exemption and are better served investing in a nationally diversified fund or an Illinois state fund.

Transfer Agent

The Funds' transfer, shareholder services, and dividend paying agent is DST Asset Manager Solutions, Inc. (“DST”), P.O. Box 219140, Kansas City, Missouri 64121-9140.

Custodian

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds' shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated February 1, 1997 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds' shares on a continuous offering basis.

Independent Registered Public Accounting Firm

KPMG LLP, 200 East Randolph Street, Chicago, Illinois 60601, independent registered public accounting firm, has been selected as auditors for the Funds.

CODES OF ETHICS

The Funds, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to

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information about the Funds' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Funds invest their assets primarily in municipal bonds and cash management securities. In the rare event that a municipal issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Trustees or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6 under the Advisers Act, reports were filed with the SEC on Form N-PX, and the results provided to the Funds’ Board of Trustees and made available to shareholders as required by applicable rules.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere.

On behalf of a Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Funds (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when a Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily

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responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. The portfolio holdings information is posted monthly approximately five business days after the end of the month as of which the information is current. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to the legal counsel for the Funds’ independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Funds, the Adviser, and the Sub-Adviser do not receive compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it, which includes a prohibition on trading on such non-public information.

Compliance officers of the Funds and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

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There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

Advent
Bank of America PriceServe
Barclays Capital, Inc.
Barra
Bloomberg
Broadridge Investor Communication Solutions, Inc.
Broadridge Systems
Brown Brothers Harriman & Co.
Chapman and Cutler LLP

Confluence NXT

Donnelley Financial Solutions
Eagle Investment Systems, LLC
Electra Information Systems
FactSet Research Systems
Financial Graphic Services
Glass, Lewis & Co.

ICE Benchmark Administration Limited
ICE Data Services
IHS Markit, Ltd.
ISS
Investortools
KPMG LLP
Lipper Inc.

Moody’s
Morningstar, Inc.

Omgeo LLC
PricewaterhouseCoopers LLP
PricingDirect Inc.
Refinitiv
Rimes Technologies Corporation
SS&C

State Street Bank and Trust Co.
Strategic Insight

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.
Ultimus Fund Solutions, LLC
Wolters Kluwer

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are seven series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class C2 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting,

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redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of June 3, 2019, owned of record, or is known by the Trust to have owned beneficially, 5% or more of any class of a Fund’s shares. As of June 3, 2019, Nuveen Investments owned approximately 39% of the outstanding shares of Nuveen California Intermediate Municipal Bond Fund and, accordingly, controlled the Fund. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen California High Yield Municipal Bond Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	23.92%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.92%

	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	10.98%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	10.29%

	Charles Schwab & Co Inc For the Benefit of their Customers 211 Main St San Francisco CA 94105-1905	8.78%

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	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.59%

Nuveen California High Yield Municipal Bond Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	22.87%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	15.28%

	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	13.77%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	9.63%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	8.98%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	7.95%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6.10%

Nuveen California High Yield Municipal Bond Fund Class C2 Shares	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	23.68%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	21.33%

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	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	13.71%

	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	10.59%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	8.09%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5.20%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	5.10%

Nuveen California High Yield Municipal Bond Fund Class I Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin / 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	16.02%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	13.48%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	13.01%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	12.09%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	9.57%

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	Charles Schwab & Co., Inc. Attn: Mutual Fund Ops 211 Main St San Francisco CA 94105-1905	9.45%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	9.01%

Nuveen California Intermediate Municipal Bond Fund Class A Shares	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	72.32%

	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	20.41%

	Laura Corcoran Ttee Kevin and Laura Corcoran 2011 Trust UA Dtd 02/24/2011 8617 Balcom Ave Northridge CA 91325-3101	5.50%

Nuveen California Intermediate Municipal Bond Fund Class C Shares	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	43.94%

	Paul L White and Geraldine Yip White Ttees The Yip White Family Trust U/A Dtd 8/16/2016 6008 Romany Rd Oakland CA 94618-2010	36.60%

	Nuveen Investments Inc Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	19.46%

Nuveen California Intermediate Municipal Bond Fund Class I Shares	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	49.18%

	Nuveen Investments Inc Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	44.02%

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Nuveen California Municipal Bond Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	26.33%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	12.65%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	11.05%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	9.83%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	8.47%

Nuveen California Municipal Bond Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	19.09%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	18.86%

	MLPF&S for the Benefit of its Customers Attn Fund Admin / 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13.49%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	9.82%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	9.46%

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	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	7.61%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.19%

Nuveen California Municipal Bond Fund Class C2 Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin / 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	27.68%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.11%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	13.43%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	12.66%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.78%

Nuveen California Municipal Bond Fund Class I Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	12.68%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	10.73%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.62%

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LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	7.51%

Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	7.34%

American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6.84%

UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	5.79%

Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	5.15%

SEI Private Trust Company C/O TIAA-SWP 1 Freedom Valley Drive Oaks PA 19456-9989	5.13%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds' counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If a Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from tax-exempt interest or capital gains realized by a Fund).

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Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by a Fund.

Distributions

After the end of each year, you will receive a tax statement that separates your Fund’s distributions into four categories: exempt-interest dividends, ordinary income distributions, capital gain dividends and returns of capital. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Funds may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

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Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Qualification to Pay Exempt-Interest Dividends

A regulated investment company may report an applicable portion of a dividend (other than a capital gain dividend) as an “exempt-interest dividend,” if at least half of the regulated investment company’s assets at the close of each quarter of the taxable year consist of tax-exempt state and local bonds. The shareholder treats an exempt-interest dividend as an item of tax-exempt interest as described above.

Your Fund intends to qualify under the percentage of assets test, as described above. If your Fund qualifies under this test, some or all of a dividend paid by the Fund may be reported as an exempt-interest dividend.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Treatment of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses. Further, because the Funds pay exempt-

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interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain disclosures and certain other conditions are met. Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain disclosures and certain other conditions are met. These conditions include, but are not limited to, providing valid tax documentation certifying an investor’s non-U.S. status. Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of February 28, 2019, the following Funds had capital loss carry- forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year	Capital Loss Carry-Forwards
Nuveen California High Yield Municipal Bond Fund	—*	$15,679,449
Nuveen California Intermediate Municipal Bond Fund	—*	72,225
Nuveen California Municipal Bond Fund	—*	21,815,081

*Not subject to expiration

State Tax Matters

The treatment of certain dividends from each Fund under California state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a RIC for federal income tax purposes or if the exempt-interest dividends paid by a Fund are not excluded from gross income for federal income tax purposes. The discussion also assumes that each Fund will meet certain reporting and filing requirements under the applicable California laws and regulations. This discussion is based on California state law as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from the California Franchise Tax Board. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all California state income taxes. Additionally, you may be subject to California state income tax to the extent you sell or exchange Fund shares and realize a capital gain on the transaction.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers.

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Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

California Tax Status

The assets of the Funds will include interest bearing obligations issued by or on behalf of the State of California or a local government in California (the “California Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the California Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of California or a local government in California, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of California.

If you are an individual, you may exclude from taxable income for purposes of the California state personal income tax that is imposed under Part 10 of Division 2 of the Revenue and Taxation Code of California (the “California Personal Income Tax”) dividends received from a Fund that are properly reported by the Fund as exempt-interest dividends for California Personal Income Tax purposes in written statements furnished to you. The portion of a Fund’s dividends reported as California exempt-interest dividends may not exceed the amount of interest the Fund receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. A Fund may designate California exempt-interest dividends only if the Fund qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California.

Distributions from a Fund, other than those properly reported by the Fund as exempt-interest dividends for California Personal Income Tax purposes, will generally be subject to the California Personal Income Tax. Please note that all distributions from the Fund, including California exempt-interest dividends, received by taxpayers subject to the California Corporation Tax Law may be subject to the California franchise tax and the California income tax. You generally will be subject to tax for purposes of the California Personal Income Tax, and the California franchise and income taxes imposed on taxpayers subject to the California Corporation Tax Law on gain recognized on the sale or redemption of shares of the Fund. Interest on indebtedness incurred or continued to purchase or carry shares of a Fund, if the Fund distributes California exempt-interest dividends during a year, is generally not deductible for purposes of the California Personal Income Tax.

Neither the sponsor nor its counsel have independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in a Fund may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. The Funds are generally not a suitable investment for individuals investing through retirement plans.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another.

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For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.20%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on February 28, 2019 of Class A shares of Nuveen California High Yield Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$9.51
Per share sales charge—4.20% of public offering price (4.42% of net asset value per share)	0.42
Per share offering price to the public	$9.93

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the

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total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio (unit investment trusts offered through the Distributor prior to March 1, 2002), or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gain distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by the Distributor. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. The Distributor is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide the Distributor appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

• investors purchasing $250,000 or more;

• investors purchasing shares through the reinvestment of Nuveen Mutual Fund dividends and capital gain distributions;

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• investors purchasing shares for accounts held directly with a Fund that do not have a financial intermediary of record;

• current and former trustees/directors of the Nuveen Funds;

• current and retired employees of Nuveen, LLC and its affiliates or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

• clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

• investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds' shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to the Prospectus titled, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Funds toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $250,000 will not be accepted. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $250,000 will not be accepted. Your financial intermediary may set a lower maximum for Class C shares. Shareholders purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “Reduction or Elimination of Up-Front Sales Charge on Class A Shares” above.

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Redemption of Class C shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lower of the purchase price or redemption proceeds. Class C shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class C2 Shares

Nuveen California High Yield Municipal Bond Fund and Nuveen California Municipal Bond Fund will only issue Class C2 shares (i) upon the exchange of Class C2 shares from another Nuveen Municipal Bond Fund and (ii) for purposes of dividend reinvestment. Class C2 shares are not available for new accounts or for additional investment into existing accounts. Class C2 shares are subject to an annual distribution fee of 0.55% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C2 shares are also subject to an annual service fee of 0.20% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. See “Distribution and Service Plan.”

Redemption of Class C2 shares within 12 months of purchase may be subject to CDSC of 1.00% of the lower of the purchase price or redemption proceeds. Class C2 shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C2 shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Reduction or Elimination of Contingent Deferred Sales Charge

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a CDSC is imposed on any redemption within 18 months of purchase. Class C shares and Class C2 shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1.00% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed

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on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance; (vi) upon an optional conversion by a Fund of Class C shares or Class C2 shares held in an account which no longer has a financial intermediary of record into Class A shares; (vii) redemptions of Class C shares or Class C2 shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (viii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•  investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary;

•  any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

• any plan organized under section 529 under the Code (i.e., a 529 plan);

• current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

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• officers of Nuveen, LLC and its affiliates, and their immediate family members;

• full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gain distributions on their shares. In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary’s fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. With respect to Class C2 shares, you are eligible to exchange shares into (i) Class C2 shares of other Nuveen Municipal Bond Funds, or (ii) Class C shares of any other Nuveen Mutual Fund, but if you exchange back into a Nuveen Municipal Bond Fund, you will receive Class C shares instead of Class C2 shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with a Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140 or by calling Nuveen Funds toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which

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the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Funds toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Nuveen Mutual Fund, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of any Nuveen Mutual Fund at net asset value. The reinstatement privilege for Class C2 shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Pursuant to a notice of election under Rule 18f-1, the Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds' Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

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2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to two Round Trips per trailing 60-day period.

3.  Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds' Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds' Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds' policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; (x) redemptions or exchanges by certain 529 plans; and (xi) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 591/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a

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plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 591/2; and (ii) redemptions to satisfy required minimum distributions after age 701/2 from an IRA account.

Distribution and Service Plan

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes a Fund to pay the Distributor distribution and/or shareholder servicing fees on a Fund’s Class A, Class C and Class C2 shares as described below. The distribution fees under the Plan are used for the primary purpose of compensating participating intermediaries for their sales of a Fund. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. Pursuant to the Plan, Class C and Class C2 shares are subject to an annual distribution fee and Class A, Class C and Class C2 shares are subject to the annual service fees (distribution and service fees collectively referred to herein as “12b-1 fees”). The 12b-1 fees are based on the average daily net assets of the class of shares of a Fund and are as follows:

	Annual Distribution Fee	Annual Service Fee	Total 12b-1 Fee
Class A	—	0.20%	0.20%
Class C	0.75%	0.25%	1.00%
Class C2	0.55%	0.20%	0.75%

Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class C and Class C2 shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class C and Class C2 shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class C and Class C2 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C and Class C2 shares, certain other expenses associated with the distribution of Class C and Class C2 shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class C and Class C2 shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended February 28, 2019, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 fees on Class C and Class C2 shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C and Class C2 shares are paid to financial intermediaries.

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12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended February 28, 2019
Nuveen California High Yield Municipal Bond Fund:
Class A	$833,599
Class C	692,792
Class C2	241,617

Nuveen California Intermediate Municipal Bond Fund:
Class A	2,596
Class C	1,225

Nuveen California Municipal Bond Fund:
Class A	951,519
Class C	698,294
Class C2	231,540

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class C and Class C2 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time.

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Funds, as that term is defined in the 1940 Act, and no trustee of the Funds has a direct or indirect financial interest in the operation of the Plan or any related agreement.

If a Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the participating intermediaries receiving such payments.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the applicable Fund’s net asset value

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next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by DST, the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following tables set forth the amount of underwriting commissions paid by the Funds, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the specified periods. All figures are presented in thousands and are rounded to the nearest thousand.

	Total Underwriting Commissions
Fund	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California High Yield Municipal Bond Fund	$1,500	$741	$721
Nuveen California Municipal Bond Fund	1,290	769	1,070

	Underwriting Commissions Retained by Distributor
Fund	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California High Yield Municipal Bond Fund	$397	$26	$23
Nuveen California Municipal Bond Fund	118	32	24

	Compensation on Redemptions and Repurchases
Fund	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California High Yield Municipal Bond Fund	$96	$77	$118
Nuveen California Municipal Bond Fund	151	45	87

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	Total Underwriting Commissions
Fund	10/19/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California Intermediate Municipal Bond Fund	$—	$—	$1

Underwriting Commissions Retained by Distributor
Fund	10/19/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California Intermediate Municipal Bond Fund	$—	$—	$—

	Compensation on Redemptions and Repurchases
Fund	10/19/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen California Intermediate Municipal Bond Fund	$—	$—	$1

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

As described in the Prospectus and elsewhere in this SAI, intermediaries that sell shares of the Nuveen Mutual Funds or provide services to their shareholders, such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (individually, an “Intermediary,” and collectively, “Intermediaries”), may receive sales charge payments and, out of Fund assets, may be paid Rule 12b-1 distribution and service payments and sub-transfer agency payments. The Distributor and the Adviser make additional payments out of their own assets to selected Intermediaries. These payments are made for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization. These payments are made pursuant to negotiated agreements with Intermediaries. The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories. Further, representatives of the Distributor and its affiliates receive additional compensation related to the Nuveen Mutual Funds.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' Prospectus and described above because they are not paid by the Funds.

Distribution-Related Payments

The Distributor and/or the Adviser make payments (sometimes referred to as “revenue sharing” payments) to selected Intermediaries as compensation for services such as providing the Funds with “shelf space” or a higher profile for the Intermediary’s personnel or their customers, placing the Funds on

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the Intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the Intermediary, providing assistance in training and educating the Intermediary’s personnel on the Funds, and furnishing marketing support and other services.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing Payments

The Adviser and/or the Distributor make payments to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which an Intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/ investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform the services itself or arrange with a third party to perform such services.

TIAA-CREF Individual & Institutional Services, LLC (“TIAA-CREF IIS”), an affiliate of the Adviser and the Distributor, is one intermediary that receives servicing payments. The shareholder services agreement between TIAA-CREF IIS and the Distributor provides that in exchange for such services, TIAA-CREF IIS will receive payments of 0.25% of the average net assets of Fund shares on the TIAA-CREF IIS retirement platform on an annual basis. The Distributor pays the portion of the fee that represents 0.05% of the average net assets of Fund shares attributable to TIAA-CREF IIS and the Funds pay the remainder.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Distribution-Related and Servicing Payment Guidelines

In the case of any one Intermediary, distribution-related and servicing payments made by the Adviser and/or the Distributor are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis (which amount also includes payments by the Funds for sub-transfer agency services).

Other Payments to Intermediaries

The Adviser and/or the Distributor, at their expense, provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to distribution-related and servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or

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distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

The Adviser and/or the Distributor pay selected Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the Intermediary and the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsor due diligence meetings for Intermediaries’ registered representatives during which the registered representatives receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Compensation to the Distributor’s Representatives

Representatives of the Distributor and its affiliates receive additional compensation from the Adviser and/or the Distributor based on whether certain targets are met for sales of one or more Nuveen Mutual Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of June 14, 2019:

ADP Broker-Dealer, Inc.
AXA Advisors, LLC
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus (formerly BISYS Retirement Services, Inc.)
BB&T
BMO Harris Bank N.A.
BNY Mellon, N.A.
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Cetera
Charles Schwab & Co., Inc.
Chase Investment Services
Citigroup Global Markets Inc.
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
Davenport & Co., LLC
Digital Retirement Solutions, Inc.
Dyatech, LLC
Edward Jones
Fidelity Brokerage Services LLC/National Financial Services LLC

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Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement
Financial Data Services, Inc.
First Clearing
Genesis Employee Benefits, Inc. DBA America’s VEBA Solution
Goldman Sachs
Great West Life and Annuity Insurance Co.
GWFS Equities, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
ICMA Retirement Corporation
J.J.B. Hilliard, W.L. Lyons, Inc.
J.P. Morgan Retirement Plan Services, LLC
J.P. Morgan Securities LLC
JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC
John Hancock Trust Company
Kestra Investment Services, LLC
LPL Financial Services
Ladenburg Thalmann Advisor Network LLC
Lincoln Financial Securities Corporation
Lincoln Retirement Services Company LLC/AMG Service Corp.
Linsco/Private Ledger Corp.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
National Financial Services, LLC
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
Northwestern Mutual
NYLife Distributors LLC
Oppenheimer & Co.
Pershing LLC
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Prudential Investment Management Services, LLC/Prudential Investments LLC
Raymond James & Associates/Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
SI Financial Advisors
Southwest Securities, Inc.
Stifel, Nicolaus & Co., Inc.
T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.
TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC
Trust Company of America
U.S. Bancorp Investments, Inc.
U.S. Bank N.A.
UBS Financial Services, Inc.

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Unified Trust Company, N.A.
VALIC Retirement Services Company (formerly AIG Retirement Services Company)
Vanguard Group, Inc.

Voya Financial (formerly ING)
Wedbush Morgan Securities
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.
Wells Fargo Institutional Retirement & Trust
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since June 14, 2019 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated February 28, 2019. Each Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

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APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings’ (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

1. The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

2. The nature and provisions of the financial obligation, and the promise S&P imputes;

3. The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

A-1

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR Indicates that a rating has not been assigned or is no longer assigned.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

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Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Long-Term Obligation Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the

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maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings to issuers are an opinion on the relative ability of an entity to meet financial commitments. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

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Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB  Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB  Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B  Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC  Substantial credit risk. Default is a real possibility.

CC  Very high levels of credit risk. Default of some kind appears probable.

C  Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D  Default. Indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•  the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

• the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

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Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale, Bank Viability Ratings and Bank Support Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings.

• The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

• The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

• The ratings do not opine on the liquidity of the issuer’s securities or stock.

• The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

o In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

• The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

• The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default. For the avoidance

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of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

• The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

• The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

• The ratings do not opine on the suitability of any security for investment or any other purposes.

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MAI-CA3-0619D

June 28, 2019

Nuveen Connecticut Municipal Bond Fund
Ticker Symbols: Class A—FCTTX, Class C—FDCDX, Class C2—FCTCX, Class I—FCTRX

Nuveen Massachusetts Municipal Bond Fund
Ticker Symbols: Class A—NMAAX, Class C—NAAGX, Class C2—NMACX, Class I—NBMAX

Nuveen New Jersey Municipal Bond Fund
Ticker Symbols: Class A—NNJAX, Class C—NJCCX, Class C2—NNJCX, Class I—NMNJX

Nuveen New York Municipal Bond Fund
Ticker Symbols: Class A—NNYAX, Class C—NAJPX, Class C2—NNYCX, Class I—NTNYX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated June 28, 2019 for Nuveen Connecticut Municipal Bond Fund, Nuveen Massachusetts Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund and Nuveen New York Municipal Bond Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Nuveen Multistate Trust II. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated February 28, 2019, which is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Funds are diversified series of Nuveen Multistate Trust II, formerly the Nuveen Flagship Multistate Trust II, (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on July 1, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. Currently, seven series of the Trust are authorized and outstanding. Nuveen Connecticut Municipal Bond Fund was formerly named the Nuveen Flagship Connecticut Municipal Bond Fund and the Flagship Connecticut Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust. Nuveen Massachusetts Municipal Bond Fund was formerly named the Nuveen Massachusetts Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc. Nuveen New Jersey Municipal Bond Fund was formerly named the Nuveen Flagship New Jersey Municipal Bond Fund and the Nuveen New Jersey Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust. Nuveen New York Municipal Bond Fund was formerly named the Nuveen Flagship New York Municipal Bond Fund and the Nuveen New York Tax-Free Value Fund, a series of the Nuveen Tax-Free Bond Fund, Inc. The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Nuveen Fund Advisors and its affiliate, Teachers Advisors, LLC (“TAL”), are both wholly owned subsidiaries of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under “Investment Policies and Techniques” below, each Fund is subject to the investment restrictions set forth below. Each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act.

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(3) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of securities and other instruments held in its portfolio.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent a Fund from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit a Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(8) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to municipal obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the limitation in number (1) above, each Fund is currently classified as a diversified fund under the 1940 Act. This means that a Fund may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, a Fund can invest more than 5% of its assets in one issuer.

For purposes of applying the limitations set forth in numbers (1) and (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of applying the limitations set forth in numbers (2) and (3) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. No exemptive orders have been issued with respect to the limitation set forth in number (2).

For purposes of applying the limitation set forth in number (7) above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party. However, if a Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. No exemptive orders have been issued with respect to the limitation set forth in number (7).

For purposes of applying the limitation set forth in number (8) above, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that nongovernmental user. To the extent a Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (8)

above, to the extent the Fund has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Each Fund has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (a “Name Policy”). Nuveen Connecticut Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Connecticut personal income tax. Nuveen Massachusetts Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and Massachusetts personal income tax. Nuveen New Jersey Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and New Jersey personal income tax. Nuveen New York Municipal Bond Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal and New York personal income tax. The Funds will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees.

A Fund may not:

(1) Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

For purposes of number (1) above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid investments” has the same meaning as given in Rule 22e-4 under the 1940 Act and associated guidance.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, principal investment strategies, policies and techniques that appears in the Prospectus for the Funds. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below in alphabetical order. Additional information concerning the Funds’ investment restrictions is set forth above under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund, which is limited to investing in securities with specified ratings or of a certain credit quality, is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Funds.

Asset Coverage Requirements

Consistent with the Securities and Exchange Commission ("SEC") staff guidance, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, swaps and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

In the case of futures contracts that are not contractually required to cash settle and to the extent a Fund writes a credit default swap, the Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a futures contract or credit default swap at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Borrowing

Joint Credit Agreement

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), are parties to a 364-day, approximately $2.65 billion credit agreement with a group of lenders (the “Credit Agreement”), which expires in July 2019, unless extended or renewed. The Funds may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. Borrowing results in interest expense and being a Participating Fund results in other fees and expenses, which may increase a Fund’s net expenses and reduce the Fund’s return. In addition, borrowing by a Fund may create leverage by increasing a Fund’s investment exposure. This will result in any changes in the Fund’s net asset value, either positive or negative, being greater than they would have been if the Fund had not borrowed. Participating Funds have been allocated different first priority portions of the committed amount of the Credit Facility based primarily on the expected likelihood and extent of the need to borrow under the Credit Agreement. Administration, legal, arrangement and undrawn fees under the Credit Agreement are allocated among Participating Funds based upon these first priority portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund, while fees on any amounts drawn by a Participating Fund under the Credit Agreement are borne by that Participating Fund.

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen Funds to participate in an inter-fund lending facility whereby the Nuveen Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen Funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no Nuveen Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no Nuveen Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Nuveen Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Nuveen Fund has a secured borrowing outstanding from any other lender, including but not limited to another Nuveen Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Nuveen Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Nuveen Fund may borrow through the inter-fund loan on a secured basis only; (4) no Nuveen Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Nuveen Fund’s inter-fund loans to any one Nuveen Fund shall not exceed 5% of the lending Nuveen Fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending Nuveen Fund and may be repaid on any day by a borrowing Nuveen Fund. In addition, a Nuveen Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Nuveen Fund’s investment objective(s) and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Nuveen Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Nuveen Fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” each Fund may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Fund), to manage the effective duration of a Fund's portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as a Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. As discussed above under “Asset Coverage Requirements,” in order to engage in certain transactions in derivatives, a Fund may be required to hold offsetting positions or to hold cash or liquid securities in a segregated account or designated on the Fund’s books. In addition, a Fund’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Funds can use are described below. A Fund’s portfolio manager may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Options Transactions

The Funds may purchase put and call options on interest rates and bond indices.

Options on Interest Rates and Indices. The Funds may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Futures

The Funds may engage in futures transactions. The Funds may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities and (3) bond indices. The Funds may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Fund on the cash at an agreed-upon rate. A Fund will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Funds may also purchase or write put and call options on futures contracts and write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

When writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

When writing a put option, a Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

When a Fund writes a straddle, sufficient assets will be segregated to meet the Fund's immediate obligations. A Fund may segregate the same liquid assets for both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

As with investments in futures contracts, each Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Swap Transactions

The Funds may enter into interest rate, total return and credit default swap agreements. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”).

A Fund may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and the Fund will segregate assets determined to be liquid by the Sub-Adviser for any accrued but unpaid net amounts owed to a swap counterparty. See “Asset Coverage Requirements” above.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Interest Rate Caps, Collars and Floors

The Funds may enter into interest rate caps, floors and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

Each Fund will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Fund under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, each Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to each Fund, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which each Fund may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

1)  Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into derivatives transactions only with counterparties that its portfolio manager reasonably believes are capable of performing under the contract.

3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as “cover,” maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair a Fund’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

7)  Leverage Risk. Leverage risk is the risk that a Fund may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

8) Regulatory Risk. The Dodd-Frank Act Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has initiated a dramatic revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; and new rules for derivatives trading. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by this legislation and regulation in ways that are unforeseeable. Certain of the implementing regulations have not yet been finalized or made effective. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Funds may invest, is not yet certain.

Distressed and Defaulted Securities in a Workout Arrangement

A Fund may invest in municipal securities issued by entities that are experiencing financial difficulties at the time of investment (such securities are commonly referred to as distressed securities). A Fund may not invest in securities of an issuer which, at the time of acquisition, has defaulted on its obligations to pay principal or interest thereon when due or is involved in a bankruptcy or insolvency proceedings. However, a Fund may continue to hold municipal securities of an issuer that has defaulted or become involved in bankruptcy or insolvency proceedings subsequent to the time of acquisition.

Additionally, in the event that a Fund holds distressed or defaulted securities of an issuer, the Sub-Adviser may determine that it is in the best interest of Fund shareholders to pursue a workout arrangement with the issuer, which may involve making loans to the issuer, purchasing bonds (including defaulted bonds), equity or other interests of the issuer, or taking other related or similar steps involving the investment of additional monies.

• A Fund would typically make a loan to an entity suffering severe economic distress, oftentimes in or near bankruptcy. It is generally more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial distress. Making a loan to such an entity may allow the entity to remain a “going concern” and enable it to eventually both repay the loan as well as be in better position to pay interest and principal on the pre-existing bonds held by a Fund. Absent a loan, a Fund may be forced to liquidate the entity’s assets, which can reduce recovery value.

• A Fund may also acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally would be to acquire control of the municipal bond issuer in order to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s financial difficulties. In the course of exercising control of a distressed municipal issuer, the Sub-Adviser may pursue a Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. The Sub-Adviser does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to a Fund’s Board of Trustees regarding its control activities on a quarterly basis.

In the course of pursuing a workout arrangement, the Sub-Adviser may acquire material non-public information regarding an issuer, which may limit its ability to purchase or sell securities or otherwise to participate in an investment opportunity for a Fund.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Municipal Bonds and Other Municipal Obligations

As described in the Prospectus, under normal market conditions, each Fund invests at least 80% of its net assets in a portfolio of municipal bonds and other municipal obligations free from regular federal income tax and state personal income tax in each Fund's respective state, which generally will be municipal obligations issued within the Fund's respective state or U.S. territories (such as Puerto Rico and Guam). In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works.

General obligation bonds are backed by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. For a limited obligation or revenue bond, the only security is typically the net revenue derived from payments by a particular facility or class of facilities financed by the proceeds of the bonds or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. The credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Revenue bonds do not generally constitute the pledge of the credit of the issuer of such bonds and are generally not secured by the taxing power of the municipality. Revenue bonds are included in the term municipal obligations if the interest paid thereon is exempt from federal income tax. Revenue bonds may include, but are not limited to, pollution control, health care, housing, education-related and industrial development bonds.

Generally, the creditworthiness of a local municipal obligation is unrelated to that of the municipal obligations of the state itself if the state has no responsibility to guarantee or otherwise make payments on those local municipal obligations.

Generally, interest received on municipal obligations is exempt from federal income tax. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal obligations will continue to be tax exempt for the life of the municipal obligation. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal obligation. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal obligation could become federally taxable, possibly retroactively to the date the municipal obligation was issued, and an investor may need to file an amended income tax return.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which a Fund invests. In addition, issuers of municipal obligations may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds

The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt.

Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Although non-appropriation lease obligations are secured by the leased equipment or facilities, disposition of the property in the event of foreclosure might prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Funds have adopted and follow procedures for determining whether any municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in a Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As set forth in “Investment Restrictions” above, each Fund is subject to limitations on the percentage of illiquid securities it can hold.

Derivative Municipal Securities

The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Securities.”

Variable Rate Demand Notes (“VRDNs”)

VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities (Junk Bonds)

The Funds may invest up to 20% of their net assets in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality municipal obligations. Municipal obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, a Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce a Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Funds’ investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. A Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Short-Term Investments

Each Fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. In addition, under normal market conditions, each Fund may invest up to 20% of its net assets in short-term investments, such as short-term, high quality municipal bonds or tax-exempt money market funds. The Funds may also invest in short-term, high quality taxable securities or shares of taxable money market funds. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a Fund from achieving its investment objective.

Tax-Exempt Short Term Investments

The federally tax-exempt short-term investments the Funds may invest in include, but are not limited to, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

Taxable Short Term Investments

The Funds may also invest in the following taxable short-term investments that must be (i) obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, (ii) debt securities rated within the highest grade by Moody’s, Standard & Poor’s or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s and Fitch. Interest on each such instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of the Sub-Adviser present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Sub-Adviser will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price.

Special Considerations Relating to Municipal Obligations of Designated States and U.S. Territories

Except as described in the Prospectus, each of the Funds invests at least 80% of its net assets in municipal obligations that are exempt from regular federal income tax and state income tax, a significant portion of which generally consists of municipal obligations issued in its respective state or by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of municipal obligations in its state or issuers of municipal obligations in U.S. territories that are held by a Fund. In general, the credit quality and credit risk of any issuer’s debt depends on the state and local economy, the health of the issuer’s finances, the amount of the issuer’s debt, the quality of management and the strength of legal provisions in debt documents that protect debt holders. Furthermore, the marketability, valuation or liquidity of municipal securities will be negatively affected by defaults on debt obligations, downgrades of credit ratings or other market events. Additionally, to the extent a Fund invests in securities of issuers located outside of its respective state, the Fund may be exposed to the risks affecting the other states. Set forth below is a summary of information that bears upon the risk of investing in municipal obligations issued by public authorities in the states of currently offered Funds and issued by public authorities in the U.S. territories of Puerto Rico, U.S. Virgin Islands and Guam. This information was obtained from official statements of issuers located in the respective states, as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of a state or U.S. territory or their issuers since the date of its preparation. Any such change(s) may adversely affect the cash flows, expenditures, or revenues of a state, territory or applicable issuer, or otherwise negatively impact the current or projected financial situation of the state, territory or issuer, which in turn could hamper fund performance.

The bond ratings provided below are current as of the dates noted. Unless stated otherwise, the ratings indicated are for obligations of the applicable state or U.S. territory. State and territory political subdivisions may have different ratings which are unrelated to the ratings assigned to state and territory obligations.

Factors Pertaining to Connecticut. Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”) concentrates its investments in Connecticut municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Connecticut and their ability to pay principal and interest on their obligations.

Connecticut is the third smallest state by land area. With an estimated population of 3.6 million, Connecticut is the 29th most populous state and is the fourth most densely populated. Connecticut is divided into eight counties, 169 towns and 21 cities.

Connecticut is a highly developed and urbanized state. Connecticut’s workforce is well educated and the State is home to a number of prestigious universities, including Yale University. Its economy is led by manufacturing, financial services, education, and healthcare. The high income finance sector accounts for 7.6% of the State's employment, well above the national average of 5.8%. On a percentage basis, no other state, including New York, is more dependent on financial services. Though down from 1980s levels, the defense industry also plays an important role in Connecticut’s economy, as one quarter of its manufacturing jobs are concentrated in defense. Despite its relatively small size, Connecticut currently ranks seventh in total defense dollars awarded among the 50 states. Changes in federal defense spending, either up or down, would likely have an outsized effect on Connecticut’s economy.

Connecticut’s recovery from the last recession has lagged the nation. The State’s gross domestic product (“GDP”), measured in constant dollars, grew 3.3% in 2018 as compared to 5.2% growth for the United States as a whole. The State’s unemployment rate continues to exceed the national average. According to the U.S. Bureau of Labor Statistics, Connecticut still has not fully regained all the jobs lost during the recession, including those in the high income financial services sector. Unemployment stood at 3.8% in April 2019, above the national average of 3.6%.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, Connecticut’s per capita income is highest among the 50 states. At $74,561 for calendar year 2018, it is 139% of the national average. The State's poverty rate of 10.1% is below the national average of 14.6%. Connecticut’s population has been stagnant, growing less than 1% since 2010.

The State’s General Fund, its chief operating fund, posted a General Fund surplus of $1.6 billion in fiscal year 2018 according to generally accepted accounting principles (“GAAP”), equivalent to 4.8% of General Fund revenues. As a result, the General Fund's GAAP total fund balance turned positive for the first time since 2008, improving to $1.2 billion or 5.6% of General Fund revenues. However, while total fund balance has now turned positive, unassigned fund balance is still negative. On a cash basis, the General Fund ended fiscal year 2018 with a $483 million deficit. The State’s Budget Reserve (rainy day) Fund was drawn down to help balance the fiscal year 2018 budget and now stands at $1.2 billion, representing 5.8% of General Fund revenues. Fiscal year 2018 General Fund revenues came in $2.5 billion above original budget projections. Fiscal year 2018 expenditures also came in higher.

Connecticut's fixed costs are very high compared to other states. Approximately 22% of Connecticut's Total Governmental Funds spending in 2018 was for fixed costs (debt service, pension and other post-employment benefits costs). This compares to 5.8% for New York State, 14.0% for Massachusetts, 9.0% for California and 3.6% for Florida. If measured against General Fund expenditures only, Connecticut's fixed costs represent a very high 36%. These high costs may constrain the State’s financial flexibility for the foreseeable future.

The $43.4 billion fiscal year 2020-2021 biennium budget is 5.1% greater than the adopted 2018-2019 biennium budget. It closes a shortfall for fiscal year 2020 that was estimated at $1.5 billion, or approximately 7.3% of fiscal year 2018 General Fund revenues. It does not raise income tax rates, but does impose a number of other taxes, including a new “mansion tax” on the sale of high end real estate. It also re-amortizes certain payments into the State’s pension funds which will provide short term budgetary relief, but extend the time needed to reach full funding.

With the adoption of the 2018-2019 biennium budget, the state legislature passed a number of measures designed to more rigidly contain spending and debt growth, rebuild the State's rainy day fund and more frequently assess the condition of its pension funds. The changes include placement of a spending cap into the state constitution that limits expenditure growth to the greater of the percent increase in personal income over a five-year period, or the percent increase in inflation over the previous calendar year. These reforms also include budgeting for only 99.5% of forecast revenues in fiscal year 2020, with a phase down to 98.0% of revenue by 2026, the mandatory transfer into the Budget Reserve Fund of excess capital gains tax revenues above a certain threshold level, and the implementation of various bond caps. As a result, a significant amount has been deposited into the Budget Reserve Fund, which is now projected to contain $2 billion at the end of fiscal year 2019. All of these provisions can be overridden if the governor and three-fifths of the legislature declare a financial emergency. With the issuance of the State’s Series 2018C Bonds, some of these financial restrictions have been written into the State's general obligation bond covenants. This could limit the ability of future legislatures to change these restrictions for five years (a so-called "bond-lock"). The bond-lock will expire on July 1, 2023.

Connecticut's pension funding ratios are among the lowest of the 50 states. On a combined basis, the State's pension funds were 47.2% funded in fiscal year 2018. The State Employee Retirement System (“SERS”) is funded at 38.0%. Labor agreements now require the State to fully fund the actuarially required contribution (“ARC”) for SERS, and bond covenants in the 2008 pension obligation bonds require the State to fully fund the ARC for the Teachers Retirement System. In February 2017, the State enacted certain pension reforms. These included reducing the assumed rate of return from 8% to 6.9%, allowing for additional smoothing, and extending the amortization period from 2032 to 2046. This will allow for short term budget relief, but extends the time until full funding is achieved.

Because of Connecticut’s persistent financial weakness, the State’s credit rating was reduced one notch by Moody’s, Standard and Poor’s, and Fitch in May 2017. S&P reduced its rating by another notch in April 2018. Connecticut State general obligation bonds are rated A1 by Moody’s, A by S&P and A+ by Fitch. Given the improvement in the Connecticut’s financial profile in 2018, S&P changed its outlook on State’s rating to “positive” on March 19, 2019.

As a high wealth state, Connecticut's income tax receipts are heavily influenced by capital gains and the exercise of stock options. In calendar year 2016, the latest year in which data is available, the top 2.7% of tax filers accounted for 41.6% of the State's income tax receipts, and the top 0.7% accounted for 23.4%. Therefore, swings in the capital markets can have an outsized effect on Connecticut's revenue streams, both up and down. Personal income taxes accounted for approximately 52% of Connecticut's General Fund revenues in fiscal year 2018. According to the Tax Foundation, Connecticut has the second highest local tax burden in the country. As such, restrictions on the deductibility of state and local taxes by the recently adopted federal tax reform will be felt more acutely in Connecticut. This may negatively affect the ability of Connecticut governments to raise taxes in the future.

Connecticut's debt burden is high and has been growing in recent years. The State’s general obligation debt has increased from $14.0 billion in 2012 to $18.8 billion in 2018, representing a 34% increase. The State has engaged in some "scoop and toss" to reduce current debt service, but raising future payments. According to Moody’s, Connecticut’s per capita debt burden is the highest in the nation, registering at $6,802 in 2018 (compared to the Moody’s median of $1,068). Debt to personal income for Connecticut stands at 9.4% (v. the Moody's median of 2.2%), the second highest in the nation. Connecticut's debt-to-state GDP is also highest in the nation at 9.2% (compared to the Moody's median of 2.1%). The State’s comparatively high debt burden is partially explained by the fact that Connecticut finances certain municipal projects (primarily schools) that are funded at the local level in most states.

Issuance of municipal debt in Connecticut totaled $6.0 billion for the twelve-month period ending May 31, 2019, representing a 5.7% decrease from the same period a year earlier. Nationally, issuance of municipal debt totaled $339 billion for the same period, representing a 19.2% decrease.

Factors Pertaining to Massachusetts. Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”) concentrates its investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations.

With an estimated population of 6.9 million in 2018, Massachusetts is the most populous state in New England. The Commonwealth of Massachusetts contains 14 counties, 50 cities, and 301 towns. Boston is the state capital and the largest city in Massachusetts. Over 80% of Massachusetts’ population lives in the greater Boston metropolitan area.

Massachusetts’ $567 billion economy is led by health care, education, financial services, and technology and represents 2.8% of U.S. GDP. The Commonwealth’s GDP, measured in constant dollars, grew 4.9% in 2018 as compared to 5.2% for the US as a whole. Massachusetts enjoys a concentration of colleges and universities which provide employment stability and a source of well educated workers for the Commonwealth’s service industries. Education accounts for about 5% of Massachusetts’ employment, twice the national average. Total non-farm employment for Massachusetts stood at 3.7 million in April, 2019, above the pre-recession peak of 3.3 million set in April, 2008. The recession was milder in Massachusetts than the rest of the nation with a 4.3% loss of jobs from peak to trough for Massachusetts, as opposed to the national decline of 6.4%. Job growth in Massachusetts, while still positive, slowed in 2018 (0.5% in 2018), lagging the national average (1.8%) for the same period. High tech employment represents 8.5% of the workforce, as compared to 4.8% for the nation as a whole. Massachusetts' unemployment rate stood at 2.9% in April, 2019, below the national average of 3.6% for the same time period.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, Massachusetts’ per capita income is second highest among the 50 states. At $70,073 for calendar year 2018, it is 130% of the national average. Massachusetts' income growth has outpaced the nation in recent years. The Commonwealth's poverty rate of 11.1% is below the national average of 14.6%. Among the 50 states, Massachusetts has the highest percentage of population over 25 with a bachelor's degree at 43%. This compares with the national average of 32%.

The Commonwealth's General Fund, its chief operating fund, posted a $1.2 billion surplus in fiscal year 2018, the first surplus in five years. As a result, the total General Fund Balance recovered to 8.7% of General Fund revenues in fiscal year 2018, up from 6.3% in fiscal year 2017. Tax revenues came in approximately $1 billion (or 4.3%) ahead of original plan. In addition, expenses came in below budget.

The Commonwealth was able to make a $701 million deposit into the Budget Stabilization (rainy day) Fund in fiscal year 2018, bringing the balance in that fund to $2.0 billion. Fiscal year 2019 is also projected to end in a surplus position.

The combined funded ratio of the Commonwealth's pension plans is low at 60% in 2018, down from 72.6% in 2011. The unfunded liability is large at $41.4 billion and exceeds the amount of the Commonwealth's general obligation debt ($23.1 billion). The Commonwealth made only 73% of its annual required contribution to its pensions in fiscal year 2018. Various pension reforms were adopted in 2011, including raising the retirement age from 65 to 67 and extending the Commonwealth's pension funding schedule from 2025 to 2040. In 2015, the Commonwealth agreed to shorten the pension funding schedule by four years, from 2040 to 2036. Part of the decline in the funding ratio is due to a series of reductions in the assumed rate of return. The Commonwealth has reduced its assumed rate of return four times in recent years, from 8.00% in 2013 to 7.35% in 2018.

Massachusetts’ debt burden is high by any number of measurements, which may reduce the Commonwealth’s financial flexibility in the future. According to Moody’s, despite its small size, Massachusetts had the third highest amount of tax-supported debt outstanding in 2018. On a per capita basis, it ranks second at $6,113 (compared to the Moody’s median of $1,068). Also according to Moody’s, Massachusetts ranks third highest as a percentage of personal income (Massachusetts: 9.1%, Moody’s median: 2.2%), and third highest as a percentage of state GDP (Massachusetts: 7.8%, Moody’s median: 2.1%). The Commonwealth’s comparatively high debt burden is partially explained by its issuance of bonds that in other states would be financed locally (e.g., the Massachusetts School Building Authority). The costs associated with construction of the now completed Central Artery/Ted Williams Tunnel Project ("The Big Dig") also contributed to the Commonwealth’s debt burden. Massachusetts general obligation bonds are rated Aa1 by Moody’s, AA by S&P and AA+ by Fitch.

Issuance of municipal debt in Massachusetts totaled $9.3 billion for the twelve-month period ending May 31, 2019, a 21.5% decrease from the same period a year earlier. This ranked Massachusetts seventh among state issuers. Nationally, issuance totaled $339 billion for the same period, a 19.2% decrease.

Factors Pertaining to New Jersey. Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”) concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations.

New Jersey is the 11th largest state in the nation with a population of 8.9 million but ranks 46th based on land area, making it the most densely populated state. New Jersey contains 21 counties and 566 municipalities.

New Jersey’s economy and its residents greatly benefit from their proximity to New York City, the largest metropolitan statistical area in the United States. The Port of New York and New Jersey is the East Coast’s largest port, and the third largest port in the country. New Jersey’s largest industries are finance and professional services, accounting for 23% and 16% of GDP, respectively, in 2018. According to the US Department of Commerce, Bureau of Economic Analysis, New Jersey’s per capita income of $67,609 in 2018 falls fourth highest among the 50 states. Per capita income grew 3.4% over 2017 compared to a national increase of 3.8%. New Jersey’s population has grown 1.3% since 2010 while nationwide growth equaled 6.0%. The State’s poverty rate of 10.0% is below the national average of 12.3%.

New Jersey’s recovery from the recession has been uneven and lags the nation. In 2016, the State finally regained all of the jobs lost during the recession. New Jersey’s unemployment rate of 3.9% as of April 2019 is down from 4.3% one year prior and is above the national average of 3.6% for the same time period. The State ranked 27th in terms of real GDP growth in 2018, growing 2.0%, compared to the national average of 2.9%. The State’s growth rate is expected to remain slow as it struggles to address high business costs, bring down the highest foreclosure rate in the country and respond to a contracting casino industry.

The effects of the sluggish recovery mean State revenue growth predictions have fallen short year after year. As revenues move up slowly, expenditures are rising quickly, specifically pension, retiree health care and debt expenditures. In fiscal year 2019 these fixed expenditures made up over 24% of the State’s budget and this includes funding only 60% of the State’s pension payment. To help address the State’s pension liabilities, New Jersey transferred its lottery enterprise to the pension system in July 2017. A recent ruling by the State Supreme Court permits the State to underfund its annual pension payment, which may ease the fiscal stress in the short-run but may prove problematic over the longer-term.

Meanwhile, local government issuers are generally in better shape as, unlike the State, they have not been able to defer pension payments. Most issuers of New Jersey municipal bonds depend heavily on property taxes and though stagnant property values have limited revenue growth, the majority of issuers have been able to manage this limitation effectively. Notably, the statutory property tax caps put in place in 2010 exempt debt service.

The State’s debt burden has increased substantially in the past decade and is high by a number of measurements. New Jersey ranks fourth in total net tax-supported debt outstanding according to Moody’s 2019 state debt median report. Residents shoulder $4,154 of per capita net tax-supported debt, ranking fourth and compared to an average of $1,493. It ranks fifth among states in terms of tax-supported debt as a percent of income at 6.4%, more than double the average of 2.8%, and fourth as a percent of state GDP at 6.2% (the mean is 2.5%). The State’s ability to issue additional bonds is somewhat limited, as voters must authorize both general obligation and appropriation-backed bonds. However, this excludes debt backed by constitutionally dedicated revenues. The State has been downgraded several times in recent years and now carries an A- rating by S&P, A3 by Moody’s and A by Fitch, all with stable outlooks.

Issuance of municipal debt in New Jersey totaled $9.3 billion for the twelve-month period ending April 30, 2019, a 30.0% decrease from the same period a year earlier. Nationally, issuance totaled $342.4 billion for the same period, a 19.0% decrease.

Factors Pertaining to New York. Nuveen New York Municipal Bond Fund (the “New York Fund”) concentrates its investments in New York municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New York State and their ability to pay principal and interest on their obligations.

With an estimated population of 19.6 million in 2018, New York is the fourth most populous state in the nation, trailing only California, Texas, and Florida. New York State is comprised of 62 counties (including the five boroughs of New York City), 62 cities, 932 towns, 545 villages and 693 school districts. Two-thirds of the State’s population lives in the New York City metropolitan area. New York City alone, with an estimated population of 8.5 million, accounts for 43% of the State’s total population.

New York State's overall strong credit fundamentals are supported by its deep and diverse economy. New York State's $1.7 trillion economy represents 8.2% of U.S. GDP, and on a stand-alone basis would be the 13th largest in the world according to the International Monetary Fund (IMF). The State’s GDP, measured in current dollars, grew 4.9% in 2018 as compared to 5.2% for the United States as a whole. Key economic drivers for New York State include education and health care services, financial activities, and professional and business services. Despite the State’s economic diversity, the financial services industry exerts an outsized influence on its economy. While financial services activities represented 7.5% of the State’s employment in 2017, it accounted for 19.9% of all wages in the State. The upstate economy is more dependent on manufacturing and has been sluggish for some time. Employment in New York State has now surpassed its pre-recession peak, adding approximately 97,000 jobs in 2018. However, the State’s April 2019 unemployment rate of 3.9% exceeds the national figure of 3.6%.

According to the U.S. Department of Commerce, Bureau of Economic Analysis, New York’s per capita income is third highest among the 50 states. At $68,667 for calendar year 2018, it is 128% of the national average. New York’s income growth has outpaced the nation in recent years. However, the State’s poverty rate of 15.1% is above the national average of 14.6%.

The State's fiscal position improved in fiscal year 2018. The General Fund, the State’s chief operating fund, posted a $2.4 billion surplus in fiscal year 2018, equal to 4.2% of General Fund revenues. General Fund tax revenues came in approximately $1 billion (2.1%) ahead of initial estimates. This is attributed primarily to taxpayer responses to federal tax law changes. Expenditures came in $1.2 billion (1.9%) lower than initially budgeted. As a result, total General Fund balance increased to 8.2% of General Fund revenues. Since 2015, New York State has collected approximately $11 billion in various settlements with and assessments on financial services firms for alleged misconduct. It has used that windfall to support expenditures rather than increasing reserves.

The State's pensions have traditionally been well funded. Legislation adopted in 2010 allows both the State and local municipalities to defer part of their contributions to the state retirement systems during periods when actuarial contribution rates exceed certain thresholds established by the statute. Deferred amounts must be paid in equal annual installments, plus interest, over a twelve-year period. As of March 31, 2017, the amortized amounts, including interest due, totaled $5.1 billion. Despite these deferrals, New York did meet its "tread water" payment in 2018, which allowed its combined funding ratio to increase to 94%. New York State lowered its assumed rate of return on its pensions from 7.5% to 7.0% in fiscal year 2017, making its numbers more conservative.

New York’s political landscape has often resulted in late adoption of budgets, which, in an extreme case, could result in an interruption of debt service payments. The $175.5 billion fiscal year 2020 budget was adopted on time and is 4.3% larger than the fiscal year 2019 budget. It includes an approximately $1.2 billion increase in school funding, representing a 4.5% increase over the previous budget and brings K-12 education funding to $27.9 billion.

The State's income tax structure concentrates personal income taxes (“PIT”) on the highest earners, making it more vulnerable to swings in asset prices and capital gains tax receipts. Over 64% of the State's General Fund receipts came from PIT in fiscal year 2018 (up from 47.9% in fiscal year 2009 due to 2011 tax reform that increased tax rates on high earners). Those PIT revenues are heavily dependent on high income, though sometimes volatile, Wall Street employment and earnings. In 2014, the top 5% of New York State income tax filers accounted for 64% of the State's PIT revenues. According to the Tax Foundation, New York State has the highest local tax burden in the country. As such, restrictions on the deductibility of state and local taxes by the recently adopted federal tax reform will be felt more acutely in New York. This may negatively affect the ability of New York governments to raise taxes in the future.

In 2011, New York State enacted a limit on annual property tax increases by units of local government. Annual property tax increases are capped at 2% or the rate of inflation, whichever is less. This may add to the financial tension at the local level, as local governments rely heavily on property taxes.

The State is heavily indebted according to several measurements, which may reduce the State’s financial flexibility in the future. According to Moody’s, in 2018 New York State had the second highest amount of tax-supported debt outstanding, although on a per capita basis, it ranks fifth at $3,247 (compared to the Moody’s median of $1,068). Debt to personal income stood at 5.0% in 2018, making New York State seventh highest in the nation according to Moody’s. New York State general obligation bonds are rated Aa1 by Moody’s, AA+ by S&P, and AA+ by Fitch.

Issuance of municipal debt in New York State totaled $38.7 billion for the twelve-month period ending May 31, 2019, a 15.4% decrease from the same period a year earlier. This ranked New York second among state issuers, behind only California. Nationally, issuance totaled $339 billion for the same period, a 19.2% decrease from the previous year.

Factors Pertaining to Guam. Each Fund may invest in Guam municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Guam and their ability to pay principal and interest on their obligations.

Guam is the westernmost territory of the United States, approximately 3,800 miles west-southwest of Honolulu, Hawaii, 1,550 miles south-southeast of Tokyo, Japan and 1,600 miles east of Manila, Philippines. Guam’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Guam is the U.S. Congress. Residents of Guam are citizens of the United States but do not vote in national elections. Guam’s location exposes it to typhoons, earthquakes and volcanic activity. Guam’s 2018 population estimated to be 167,800 according to the United States Census Bureau and has increased 5.3% from the 2010’s Census estimated to be 159,358. The Government of Guam is the only taxing authority on the island and has no overlapping tax authorities underneath it such as school districts, cities or counties.

According to the U.S. Bureau of Economic Analysis, Guam’s economy grew to $5.859 billion in2017, up 12.7% cumulatively from 2012 and up 1.1% over the prior year partially as a result of an increase in consumer spending. Guam’s economy is largely dependent upon tourism, which accounts for approximately 30% of Guam’s GDP. Annual visitors in fiscal year 2018 totaled more than 1.52 million, which represents a decline of 1.9% over fiscal year 2017. The decline in Japanese visitors as Japanese consumption taxes have increased, reducing Japan’s disposable income and continued devaluation of the Japanese yen. Guam also has a large United States military presence, which boosts the island’s economy. The dependence on U.S. military spending increases the risk that future cut backs in the federal defense budget and/or military realignments could negatively impact Guam’s economy. According to the Bureau of Labor Statistics, Guam’s unemployment rate was 3.8% as of September 2018, which is above the national average of 3.6% during the same period, but down from a thirteen year high of 13.3% in March 2011. A scheduled military buildup based upon an agreement between the United States and Japan to relocate a number of U.S. Marines and their dependents from Okinawa to Guam has been reduced and delayed, but is still expected to be a primary driver of Guam’s growth over the mid to long term. Military relocation construction on the island has begun with Marine relocation to occur over a 12 year period. Costs associated with the military buildup are expected to be funded by the federal government and the government of Japan.

According to the U.S. Bureau of Labor Statistics, Department of Labor, wealth levels for Guam are weak with per capita income representing only 32% of the national average for 2010. Additionally, Guam’s poverty rate is above the national average.

Historically, Guam has generated recurring operating deficits which resulted in an accumulated General Fund deficit of $303 million by fiscal year end 2011. Through the issuance of deficit reduction bonds in fiscal years 2011 and 2012, the Guam Government was able to generate surpluses and replenish the General Fund. However, General Fund operating deficits persisted in fiscal years 2013-2015 due to: unanticipated court-ordered landfill costs; an increase in income tax refunds; and cost of living adjustments to retirees, all of which contributed to a $119 million accumulated fund deficit and $177 million accumulated unassigned fund deficit by fiscal year end 2015. Operating surpluses were posted in fiscal years 2016 and 2017, due in part from the transfer of bond proceeds into the General Fund from the Guam Memorial Hospital Authority. The resulting accumulated fund deficit declined from $119 million in fiscal year 2015 to $73 million in fiscal year 2017, which represents approximately 10% of Guam’s expenditures.

Since Guam’s tax code mirrors the federal tax code, the passage of the federal Tax Cuts and Jobs Act of 2017 resulted in an unexpected $67 million budget gap (or 9.7% of General Fund revenues) for fiscal year 2018. In order to address the shortfall, the Guam Legislature passed a bill to temporarily increase the Business Privilege Tax from 4% to 5% through September 30, 2018 and then replace the increase with a permanent 2% general sales tax increase starting on October 1, 2018. The Guam Government has also enacted spending cuts to help close the budget gap. Since then, however, lawmakers repealed the 2% sales tax increase in July 2018. The Guam Legislature approved the fiscal year 2019 budget, which includes budget cuts and additional revenues from tax increases on real property and tobacco and makes permanent the temporary one percent increase in the Business Privilege Tax from 4% to 5%. The Governor proposed a $966.3 million budget for fiscal year 2020, up 1.05% over the current year’s budget. The 2020 Budget proposes to increase Guam employees’ salaries and continues to set aside money for tax refunds. It also resurrects the 2% set-aside for a rainy day fund. The budget is required to be adopted by no later than August 31 of each year.

Guam’s pension liability remains large. The Government of Guam Retirement Fund administers a Defined Benefit Plan (“DB Plan”) and a Defined Contribution Plan (“DC Plan”). After closing the DB Plan in 1995, the Guam Legislature voted to create two new plans known as the Defined Benefit 1.75 Plan and the Guam Retirement Security Plan in order to address insufficient savings by members in the DC Plan. Employees hired after September 30, 1995 are participates in the DC Plan but may elect to become members of the Defined Benefit 1.75 Plan. Employees hired after January 1, 2018, will participate in the Guam Retirement Security Plan, a hybrid of the DB Plan and the DC Plan. As of fiscal year end September 30, 2017, the DB Plan’s unfunded actuarial accrued liability was $1.266 billion, or 60% funded. Effective January 1, 2018, Guam is required to fully fund the DB Plan’s unfunded actuarial accrued liability by 2033. Guam’s other post-employment benefits (OPEB) net pension liability is significant at $1.1billion as of fiscal year 2017.

Guam’s debt burden is high and has been growing in recent years. Total direct debt has increased from $364.8 million in fiscal year 2008 to $1.296 billion in fiscal year 2017, a 255% increase. Guam issued General Obligation bonds in fiscal year 2009 and Business Privilege Tax Bonds in fiscal years 2011, 2012 and 2013 to reduce its deficit. Guam’s total direct debt per capita based upon the 2018 population estimate is high at $7,728 (compared to the Moody’s median for the United States of $1,068). Part of this is explained by the fact that Guam is the only taxing authority on the island and has no overlapping tax authorities underneath it such as school districts, cities or counties. Therefore, its debt burden is higher as it finances certain municipal projects that are typically funded at the local level in most states. In accordance with the Organic Act, Guam’s debt burden is limited to 10% of aggregate tax valuation of property in Guam which was $1.33 billion as of October 31, 2017. Total debt outstanding subject to the limit is $1.10 billion, leaving $238 million in future debt capacity as of September 30, 2017. As of September 2018, Guam’s General Obligation bonds carried a BB- rating by S&P. S&P removed the CreditWatch Negative status, which was assigned in March 2018, to reflect the island’s improved general fund cash flow and estimated financial results for fiscal year 2018 as a result of a fiscal realignment plan as well as its success in balancing its fiscal 2019 budget.

Guam’s fixed costs (including debt service, pension, and OPEB costs) are moderately high at 18.6% of Guam’s Total Governmental Fund spending in fiscal year 2017. This compares to 5.8% for New York State, 18.7% for Massachusetts, 8.9% for California and 3.6% for Florida. If measured against General Fund expenditures only, Guam’s fixed costs represent 32.6% of its Total Governmental Fund spending. These high costs will likely constrain the island’s financial flexibility for the foreseeable future.

The Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), signed into law in June 2016, established an independent fiscal oversight board for Puerto Rico responsible for developing a fiscal plan and providing oversight of the government’s financial operations. The legislation also creates a legal path for debt restructuring through a court supervised process similar to bankruptcy, if consensual agreements with creditors cannot be reached through negotiated settlements. Although PROMESA is not currently applicable to Guam or any other territories, the law has materially changed how rating agencies and markets are assessing Guam’s restructuring and default risk. Guam’s government does not presently have the ability to restructure debt or long-term obligations under PROMESA, however should the current law be constitutionally challenged on the basis of uniformity by Puerto Rico’s creditors, or if the Government of Guam petitions the U.S. Congress to expand the statute to include Guam and establish a fiscal oversight board specifically for the island, it is possible PROMESA could apply in the future. Guam officials have disavowed any intention to pursue access to PROMESA, though future administrations and elected officials could hold a different view.

Factors Pertaining to Puerto Rico. Each Fund may invest in Puerto Rico municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,000 miles southeast of Miami, Florida. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. Residents of Puerto Rico are citizens of the United States but do not vote in national elections.

Puerto Rico warned investors for several years that its debt burden may be unsustainable leading up to its first debt default in 2015. Federal tax incentives first implemented in the mid-1970s were completely phased out in 2006, contributing to a decade long recession impacting governmental revenues. Puerto Rico incrementally took on a significant amount of long-term debt to offset annual budget gaps rather than address the structural nature of the imbalance. This contributed to Puerto Rico’s out-sized debt burden, which is very high in comparison to most states. Puerto Rico’s debt per capita was an inflated $16,662, in comparison to the national median of $987, based on Moody’s 2018 State Debt Medians Report. Between 2000 and 2015 Puerto Rico’s public debt grew from $24.2 billion to over $73 billion, an increase of over 200%. When all public sector debt was included, total debt was over 100% of gross national product, well over the national median of 2.05%. Puerto Rico’s complex capital structure adds to the challenge associated with assessing the Territory' debt, which is issued through numerous governmental entities and secured by multiple security pledges. Many of the security pledges are ultimately dependent on the Commonwealth’s General Fund, creating an interdependency between credits.

Near a year after the Commonwealth’s first debt default, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law in June 2016. After the passage of PROMESA, Puerto Rico declared a moratorium on the Commonwealth’s obligation to make payments on any bonds or notes issued or guaranteed by Puerto Rico and defaulted on nearly $2 billion in debt payments due on July 1, 2016. PROMESA established an independent Financial Oversight and Management Board (FOMB) charged with certifying fiscal plans, approving budgets, restructuring operations and encouraging economic development.

One of the most important components of the PROMESA legislation is the legal framework providing a court-supervised debt restructuring process that enables Puerto Rico to adjust its debt and pension obligations. PROMESA establishes two alternate procedures for debt restructuring. The Title III restructuring process incorporates by reference parts of the federal bankruptcy code for municipal entities and is a court-supervised debt-adjustment mechanism similar to the U.S. bankruptcy code’s chapter 9. The Title VI framework creates a streamlined process to achieve debt restructuring through negotiated modifications of debt with the consent of a supermajority of creditors. If a supermajority of each pool of creditors approves a debt modification, the terms of the approved restructuring will apply to all other creditors within the pool.

The first fiscal plan for Puerto Rico was certified by the FOMB in March 2017. By May 2017, the board had initiated a Title III, bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System (ERS). Implementation of the fiscal plan and the Title III court process were both underway when Puerto Rico was hit by a devastating natural disaster. In mid-September 2017, Puerto Rico was hit by two hurricanes within the span of just two weeks. The first, Hurricane Irma, did not make direct contact, but caused widespread power outages. Before power could be fully restored, Hurricane Maria swept across the island a week and a half later, causing massive destruction and tens of billions of dollars in damage. The island’s electric infrastructure was severely damaged, leaving the entire island without power. Puerto Rico’s recovery and rebuilding process is still ongoing. The economic disruption caused by the hurricanes derailed the progress achieved by the government and oversight board, stalled creditor negotiations and created the need for revised fiscal plans.

Puerto Rico’s most recent fiscal plan was certified in May 2019. Like prior versions, the plan relies on a combination of structural reforms and fiscal measures to restore budgetary balance and encourage economic growth. The plan incorporates the impact of approximately $80 billion in federal disaster relief funding to be spent over the next decade and approximately $13 billion from reform measures to be implemented through fiscal year 2024. In contrast to earlier plans, the pace of federal aid spending is expected to slow, impacting Puerto Rico’s gross national product (“GNP”) growth forecasts, population estimates and consequently tax revenue projections. Based on the board’s estimates, Puerto Rico is projected to generate an estimated $13.2 billion operating surplus over the five-year fiscal plan period, before any contractually owed debt service is paid. Over the fiscal plan’s horizon, this surplus is sufficient to pay all contractually owed debt service and still generate an excess of $2 billion through fiscal year 2024. This is the largest primary operating surplus projected by the oversight board since PROMESA was enacted. Importantly, the fiscal surplus estimate assumes full implementation of the proposed labor, pension, business, tax and governmental reforms aimed at driving economic growth. Full implementation is unlikely. However, the plan also makes conservative assumptions about the amount of federal funding that will ultimately be available for Medicaid assistance. So far, fiscal plans have not accurately forecast revenues and the Puerto Rican government has fallen short in implementing reforms.

Though it appears Puerto Rico can afford its debt service in the short-term, the surplus is unlikely to be directed to debt prior to debt restructuring given ongoing litigation and creditor negotiations. The plan is clear, stating “Puerto Rico cannot afford to meet all its contractual debt service obligations, even with these reforms and measures,” and asserting Puerto Rico needs a comprehensive restructuring of its debt. Longer-term, as the stimulus from federal disaster aid phases out, the fiscal plan projects Puerto Rico will return to deficit operations in fiscal year 2037, even if all current reform measures are implemented.

Several agreements on debt have been reached and bond exchanges executed. In early February 2019, the federal district court overseeing Puerto Rico’s Title III bankruptcy case approved a plan of adjustment for Puerto Rico Sales Tax Financing Corporation (COFINA) bonds. COFINA bonds represent the largest portion of tax-supported debt restructured and the second consensual debt settlement since the Territory filed for bankruptcy. (The first was a smaller restructuring of Government Development Bank debt.) Approximately $17.6 billion of outstanding COFINA bonds were exchanged into $12 billion of new bonds secured by a new, closed senior lien. The court determined the settlement agreement was a reasonable compromise and in the best interest of both the Commonwealth and its stakeholders. The restructuring plan, which was the product of a negotiated settlement initially reached with creditors in mid-2018, allocates a reduced base amount of sales taxes to the COFINA corporation to secure the new bonds. A portion of sales tax revenues previously pledged to COFINA will now go back to the government. All creditor classes voted to approve the plan of adjustment submitted to the court in January 2019. Projected creditor recoveries vary by class. Senior lien bondholders have an estimated recovery rate of 93%, while uninsured subordinate holders have a 56% recovery rate.

Importantly, confirmation of the COFINA plan of adjustment resolved the legal claim on sales tax revenues, which was a key gating issue that had to be resolved before the oversight board could move forward on addressing other debt obligations. Having this question settled provides greater clarity on the resources available for other debt and pension obligations. The market’s re-acceptance of COFINA bonds and the relatively smooth transition from a distressed to rehabilitated security is positive for Puerto Rico, but restructuring the remaining debt is unlikely to proceed as smoothly.

Puerto Rico’s General Obligation (GO) debt is the next most important debt obligation to address. The oversight board has stated its intention to file a plan of adjustment by mid-2019 and its goal is to have the plan confirmed by the court within the next year. The plan of adjustment will propose specific treatment for unsecured and secured creditors supported by the Commonwealth’s General Fund. Through the Title III/bankruptcy process, the plan of adjustment could ultimately impose debt impairment on non-consenting creditors and/or bondholders.

Puerto Rico’s future and the performance of any new restructuring bonds will likely depend on the island’s economic recovery. The Territory’s economy, historically dominated by government and manufacturing employment, went into a recession in 2006 as federal based tax incentives were permanently phased out. Between 2006 and 2017, Puerto Rico’s GNP fell over 17%. The 2017 hurricanes caused an estimated GNP decline of 4.7% in fiscal year 2018. The impact of disaster relief funding and recovery efforts contributed to a strong reversal in fiscal year 2019. GNP growth is projected to approach 4% in 2019. The stimulative impact of federal aid is expected to continue through 2022, though annual growth is expected to be more muted, at 2% or below. Total employment levels in Puerto Rico have improved, though not all hurricane job losses have been restored. As of April 2019, total non-farm employment was up 2.1% from the prior year. Prior to the storms, total employment levels had stabilized at about 15% below where they were a decade ago according to data from the U.S. Bureau of Labor Statistics. The unemployment rate has declined to 8.71% (April 2019), but recent declines are partially attributed to a shrinking labor force, not job creation.

High unemployment and weak job growth encouraged a steady out-migration of Puerto Rican residents, particularly among working-age residents and young families over the last decade. Puerto Rico saw a cumulative loss of about 10% from the peak population reached in 2004 even before the first debt defaults or 2017 hurricanes. The storms accelerated this trend and an estimated 5% of the population left the island. The net loss ended up much less than initial projections, which put the decline as high as 12%. Many Puerto Ricans returned once electricity and services were restored, but for months it was unclear what the net impact would be. The out-migration trend is expected to revert back to historic norms with annual declines closer to 1-2% per year beginning in 2019. Even at this more modest level, persistent out-migration driven by a lack of job opportunities threatens to permanently erode Puerto Rico’s economic base and recovery potential. The fiscal plan projects the total population will drop by another 8% by fiscal year 2024. Wealth levels in Puerto Rico are about half of the United States and over 40% of the population lives below the poverty line. Nearly half of residents rely on Medicaid for healthcare. The challenge of sustaining economic growth is considerable.

The City of Detroit’s bankruptcy was resolved in just 18 months, the rapid pace driven by the bankruptcy judge. Puerto Rico’s significantly larger debt burden and more complex debt structure has already contributed to a much longer process. Puerto Rico’s debt restructuring efforts will likely continue to have a negative impact on the liquidity or value of Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance. Puerto Rico general obligation debt currently in default is rated Ca/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Factors Pertaining to U.S. Virgin Islands. Each Fund may invest in U.S. Virgin Islands municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in the U.S. Virgin Islands and their ability to pay principal and interest on their obligations.

The U.S. Virgin Islands (USVI) are the easternmost territory of the United States, approximately 40 miles east of Puerto Rico in the Caribbean Sea. USVI is made up primarily of four main islands: Saint Thomas, Saint John, Saint Croix, and Water Island. There are also several dozen smaller islands and USVI’s location exposes it to hurricanes, earthquakes and volcanic activity. The economy is largely dependent upon tourism with typically more than two million visitors annually, compared to a local population of just over 100,000. Manufacturing is a relatively smaller portion of the economy but is important to note as rum excise taxes, levied on rum distilled in USVI and paid upon export, secure a portion of USVI’s municipal bonds.

In September 2017 USVI was hit by two hurricanes within the span of two weeks. Both inflicted massive damage on the most populated islands, St. Thomas and St. John. Both experienced significant damage from Hurricane Irma which passed perilously close to the Virgin Islands’ northern edge. Hurricane Maria followed a week and a half later devastating the island of St. Croix. In St. John, the smaller of the affected islands, an estimated 80% of structures were severely damaged and roads were impassable. St. Thomas, home to about half of the Territory’s 100,000 residents, saw extensive damage to critical utility infrastructure, roads, hospitals, homes and structures across the island. Many hotels and much of the island’s tourism infrastructure were damaged.

The hurricanes unfortunately followed years of the economy struggling to rebound from an extended recession. In 2012, the Territory’s largest employer, Hovensa oil refinery, closed, significantly impacting employment and government tax revenues. The loss of Hovensa, combined with large public sector job cuts resulted in the lowest employment levels in a decade. Employment levels stabilized at a much lower level between 2014 and 2017, but then fell again following the storms. Tourism-related employment has historically accounted for about 20% of total employment and 30% of gross state product (GSP). Government estimates indicate tourism-related employment fell 5.6% in calendar year 2018, due in part to hotel closures and a lack of available accommodations for tourists. In early 2019, the USVI Tourism Commission estimated 35% to 40% of hotel rooms were still not available. Negotiations with insurance carriers, insurance settlement delays, a lack of contractors, and lack of available skilled labor have all slowed progress in restoring operations to full capacity. Many of the largest hotels remain closed and may not open reopen until 2020. Reconstruction accounts for some of the delays, but changes in ownership and rebranding have also stalled re-openings. Tourism generated economic activity and employment is not projected to recover until major hotels are repaired or rebuilt, a longer term project.

Construction employment has increased significantly, though not enough to fully offset tourism-related losses. Another recent improvement stems from an agreement reached with Limetree Bay Terminals to restart oil refinery operations on St. Croix. Limetree Bay will operate two facilities, a storage terminal and a refinery. Oil production will be at a much lower level, but the project is expected to generate $1.5 billion of investment and 1,400 jobs. Public sector jobs, which have historically accounted for an inordinately high 30% of island employment, have held steady. Total non-farm employment is up 2.4% for the first half of fiscal year 2019, but overall private and public payrolls remain significantly depleted from prior years. Based on data from the Bureau of Labor Statistics, total non-farm employment in 2018 was still 20% lower than levels reached in 2011, prior to the oil refinery closure. As of April 2019, the unemployment rate stood at 4.8%.

Over the long term, economists expect USVI growth to lag the United States, held back by poor industrial diversity, low incomes, out-migration, and high business costs. USVI’s income levels are very low with per capita income at less than 50% of the U.S. median and a poverty rate over 30%. Lost tourism revenues has been especially challenging for the Virgin Islands, but federal disaster relief spending has offset some of these losses in the near term. Contrary to initial projections, which projected dramatic declines, GSP declined only modestly in 2017 and 2018. Moody’s Analytics projects 3.0% GSP growth in 2019 and 2020 as federal aid is disbursed and tourism activity returns to prior norms once the Territory’s tourism infrastructure comes back online.

Federal disaster relief funding and rebuilding and recovery efforts will help mitigate hurricane related losses, bridge near term budget deficits and maintain operations. Several billion dollars for housing and infrastructure projects have been allocated to the Territory through numerous federal disaster recovery funding programs, grants and loans. Congress also authorized full funding of the island’s Medical Assistance Program for two years. The government has described this funding, which will be deployed over several years, as “an unprecedented opportunity to rebuild the Territory.” So far, approximately $3.5 billion in Federal dollars have been allocated to the government through the Federal Emergency Management Agency (FEMA) and multiple federal agencies like Housing and Urban Development (HUD). Federal funding should bolster the economy for a few years, but given the government’s large structural imbalance and hefty unfunded pension liabilities, difficult fiscal reforms will eventually be needed.

During the recent period of prolonged economic contraction, corporate income tax and personal income tax collections dropped, causing severe budgetary pressure. For years, the government’s fiscal deficits and operating shortfalls were funded through the issuance of bonds and internal borrowing. In early 2017, the government developed a fiscal plan and enacted new revenue measures to address annual operating deficits, which were then estimated at about 20% of general fund revenues. The prior governor’s effort to enact his fiscal recovery plan was derailed by the storms in 2017. The USVI legislature officially decided to forgo adopting a budget for fiscal year 2018 and continue instead operating under fiscal year 2017 appropriations levels. Under USVI law, the preceding year’s budget carries over to the next year if a budget is not adopted. Tax collections fell dramatically in the weeks immediately following the disaster and the difficulty of estimating revenues post-storm influenced the decision to defer the budget. Federal Community Disaster Loan funds helped bridge the gap. Audited results for fiscal years 2017 and 2018 are not yet available making it difficult to establish the true fiscal impact of the storms.

USVI voters elected a new governor, Albert Bryan, in a runoff election in November 2018. In his first State of the Territory Address, Governor Bryan provided a fairly bleak picture of the government’s finances leading with, “the state of our territory is distressed” and “the territory is still very much mired in a financial and economic crisis.” But the new administration’s fiscal year 2020 budget proposal released at the end of May 2019 indicated revenues may be performing better than expected, due in part to federal recovery spending. The proposed budget for fiscal year 2020 totals $1.26 billion across all funds. Approximately $818 million of this is the General Fund, the primary operating fund of the government. The budget sets aside $5 million in a budget stabilization fund for the first time and contemplates funding income tax refunds, which the government is several years behind on paying. Positively, income taxes were up 12% both in 2018 and 2019. A conservative 1% increase is budgeted for 2020. Gross receipts taxes are up a projected 30% for 2019, but that growth is not expected to be sustained and a modest 1% increase is budgeted for 2020. The proposed budget is not structurally balanced as it does not fully fund pension contributions and relies on one-time revenues, but it is an improvement over prior years. The proposed budget provides for all debt service owed to be paid as scheduled and increases pension contributions.

The government’s nearly insolvent pension system represents one of the largest risks to the Territory’s long-term fiscal stability. The pension system’s unfunded liability is estimated at $5 billion. This out-sized liability, combined with the unfunded other post-employment benefits (OPEB) liability, is over double the amount of long-term bonded debt outstanding, which is closer to $2 billion. The Government Employees Retirement System (GERS) is on track to deplete assets as soon as 2023. Habitual underfunding or simply not funding annual contributions is the primary cause of the system’s fragility. In early 2018, a U.S. District court found the government to be in violation of previous consent judgements for failing to remit timely payments to the system. Recently enacted legislation increases the government’s annual appropriations into the system, but litigation over the amount owed by the government is ongoing.

Out-sized long-term liabilities threaten the Virgin Island’s longer-term solvency and have caused investors to question whether or not the Territory will follow a path similar to Puerto Rico’s recent debt defaults. The Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) enacted by the United States in 2016, is not currently applicable to the Virgin Islands, but could be in the future. Although future access to PROMESA would require the consent of the USVI government, and additional Congressional action, the new law has materially changed how the municipal market and rating agencies are assessing restructuring and default risk for the territory. Future access to PROMESA would first require the consent of the USVI government and could never be imposed without local support. The Virgin Islands government could request Congress to expand and revise the current law to also be applicable to the Territory. There is no set process or procedure for this to happen, but the USVI government would likely pass a resolution requesting access to PROMESA and an oversight board.

Under PROMESA, Congress could establish an independent fiscal oversight board charged with creating a five year fiscal plan for the territory. This would also open a potential path to future debt restructuring if the appointed oversight board and government chose to purse this option. At this time the Virgin Islands government has not indicated any plan to do this, but their long-term liabilities are significant. USVI attempted to bring a new bond issuance in December 2016 and then again in early 2017 to use deficit financing to bridge the projected budget gap. Both deals were pulled as the island struggled to find buyers, indicating the Territory’s market access may be constrained for additional deficit financing.

In August 2017, the prior administration announced its intention to stop participating in the public ratings process, saying the current administration had ended its relationship with Moody’s, Standard & Poor’s and Fitch. In response, Standard & Poor’s and Fitch withdrew their ratings. Standard & Poor’s indicated it would no longer be able to obtain timely information of satisfactory quality to maintain its rating on the securities in accordance with its applicable criteria and policies. In June 2019, Moody’s placed U.S. Virgin Island’s Caa3 issuer rating on review with direction uncertain based on the delay in the release of audited information. Matching Fund revenue bonds are currently rated Caa2. If Moody’s does not receive sufficient information within 90 days the rating could change or be withdrawn. Earlier this year, government officials have indicated they plan to re-engage with the capital markets including both rating agencies and the investor community.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase and sell municipal obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a municipal obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the municipal obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued municipal obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 163 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 77 open-end mutual funds (the “Nuveen Mutual Funds”), 74 closed-end funds and 12 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2003	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	163	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term—Indefinite* Length of Service— Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	163	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite* Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).

163

Chairman (since 2019), Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite* Length of Service— Since 2013

Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010) and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				163	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	163	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term—Indefinite* Length of Service— Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	163	Director, Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) (since 2010).

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Chairman of the Board and Trustee	Term—Indefinite* Length of Service— Since 2008

Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				163	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite* Length of Service— Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	163

Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite* Length of Service— Since 2017

Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).

				161**	None

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee:

Margo L. Cook*** 333 West Wacker Drive Chicago, IL 60606 1964	Trustee	Term—Indefinite* Length of Service— Since 2016

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016), formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; President, Global Products and Solutions (since 2017) and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

				163	None

*  Each trustee serves an indefinite term until his or her successor is elected.

** Mr. Young was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

*** Ms. Cook is an “interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC and certain of its subsidiaries.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Greg A. Bottjer 333 West Wacker Drive Chicago, IL 60606 1971	Chief Administrative Officer	Term—Until August 2020 Length of Service— Since 2016

Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2013

Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—Until August 2020 Length of Service— Since 2016

Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Chief Compliance Officer	Term—Until August 2020 Length of Service— Since 2004	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Until August 2020 Length of Service— Since 2000	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2007

Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Secretary	Term—Until August 2020 Length of Service— Since 2008

Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Until August 2020 Length of Service— Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (2010-2013).

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term—Until August 2020 Length of Service— Since 2019

Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term—Until August 2020 Length of Service— Since 1996

Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President (since 2017), Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Terence J. Toth to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner. During the fiscal year ended February 28, 2019, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended February 28, 2019, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 28, 2019, the Nominating and Governance Committee met four times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 28, 2019, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young. During the fiscal year ended February 28, 2019, the Compliance Committee met six times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended February 28, 2019, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook is President of Nuveen Investments, Inc. (“Nuveen Investments”) since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President from 2016 to 2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC. She is President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her bachelor’s degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves on The University of Rhode Island Foundation Board of Trustees and is Chair of the All Stars Project of Chicago Board.

Jack B. Evans

Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August

2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves on The President’s Council and previously was a director of The Curran Center for Catholic American Studies (2009-2018). He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP, was formerly a member of the Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Councils of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Chairman, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of

Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012), and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation (including deferred amounts) paid by the Funds for the fiscal year ended February 28, 2019, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation (including deferred amounts) paid to each trustee by the Nuveen Funds during the fiscal year ended February 28, 2019. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amount of total compensation that has been deferred provided below represents the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Funds.

Name of Trustee	Aggregate Compensation From Funds	Amount of Total Compensation that Has Been Deferred	Total Compensation From Nuveen Funds Paid to Trustee
Jack B. Evans	$5,036	$496	$362,953
William C. Hunter	5,127	—	380,500
Albin F. Moschner	4,725	—	345,500
John K. Nelson	5,285	—	387,000
William J. Schneider[1]	4,839	4,839	350,282
Judith M. Stockdale	4,714	693	345,774
Carole E. Stone	4,906	2,405	353,874
Terence J. Toth	5,514	—	403,450
Margaret L. Wolff	4,660	1,495	341,016
Robert L. Young	4,453	4,453	319,624

1 Mr. Schneider retired as Trustee of the Nuveen Funds on December 31, 2018.

Prior to January 1, 2019, independent trustees received a $185,000 annual retainer plus (a) a fee of $6,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $90,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee received $12,500 each as additional retainers. Independent trustees also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2019, independent trustees receive a $190,000 annual retainer plus they receive (a) a fee of $6,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $15,000 each as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of five years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustees of the Trust who are not independent trustees serve without any compensation from the Funds.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in each Fund, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2018:

					Trustees
	Cook	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Toth	Wolff	Young
Aggregate Holdings – Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Nuveen Connecticut Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Massachusetts Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen New Jersey Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen New York Municipal Bond Fund	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0

As of June 3, 2019, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

As of June 3, 2019, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Sales Loads

Trustees of the Trust and certain other Fund affiliates may purchase the Funds' Class I shares. See the Funds' Prospectus for details.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen, LLC, the investment management arm of TIAA.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.”

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within such Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within the respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of such Fund as set forth in the Prospectus.

Each Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. The overall complex-level fee rate is based on the schedule below.

Complex-Level Asset	Effective Rate at
Breakpoint Level*	Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*  The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2019, the effective complex-level fee rate was 0.1588%.

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to the Adviser			Fee Waivers and Expense Reimbursements from the Adviser
	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19	3/01/16- 2/28/17	3/01/17-2/28/18	3/01/18- 2/28/19
Nuveen Connecticut Municipal Bond Fund	$1,429,689	$1,256,798	$1,141,864	$—	$—	$—
Nuveen Massachusetts Municipal Bond Fund	1,486,449	1,745,404	1,974,093	—	—	—
Nuveen New Jersey Municipal Bond Fund	1,627,802	1,668,418	1,694,711	—	—	—
Nuveen New York Municipal Bond Fund	3,799,325	4,076,953	4,449,760	—	—	—

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays Nuveen Asset Management a portfolio management fee out of the advisory fee paid to the Adviser for its services to the Funds.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Name	Fund
Paul L. Brennan	Nuveen New Jersey Municipal Bond Fund
Michael S. Hamilton	Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Scott R. Romans	Nuveen New York Municipal Bond Fund

Compensation

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, TAL, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of February 28, 2019, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance-Based Fees	Assets of Accounts with Performance-Based Fees
Paul L. Brennan	Registered Investment Companies	10	$19.8 billion	0	$0
	Other Pooled Investment Vehicles	1	43.9 million	0	0
	Other Accounts	3	52.4 million	0	0
Michael S. Hamilton	Registered Investment Companies	10	2.0 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	1	26.6 million	0	0
Scott R. Romans	Registered Investment Companies	13	13.0 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	4.9 million	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities

The following table indicates as of February 28, 2019 the value, within the indicated range, of shares beneficially owned by each portfolio manager in the Fund(s) they manage and of shares in other Nuveen Funds managed by Nuveen Asset Management's municipal investment team. For purposes of this table, the following letters indicate the range listed next to each letter:

A	- $0
B	- $1 - $10,000
C	- $10,001 - $50,000
D	- $50,001 - $100,000
E	- $100,001 - $500,000
F	- $500,001 - $1,000,000
G	- More than $1 million

Portfolio Manager	Fund	Dollar Range of Equity Securities Beneficially Owned in Fund Managed	Dollar Range of Equity Securities Beneficially Owned in the Remainder of Nuveen Funds Managed by Nuveen Asset Management’s Municipal Investment Team
Paul L. Brennan	Nuveen New Jersey Municipal Bond Fund	A	F
Michael S. Hamilton	Nuveen Connecticut Municipal Bond Fund	A	C
	Nuveen Massachusetts Municipal Bond Fund	A
Scott R. Romans	Nuveen New York Municipal Bond Fund	A	D

The portfolio managers do not beneficially own any shares issued by the Funds because the Funds are state-specific and provide exemption from both regular federal, state and/or income tax for residents of the state in question, while the portfolio managers, who live in either Illinois or Oregon, would not benefit from that double or triple tax exemption and are better served investing in a nationally diversified fund or an Illinois or Oregon state fund.

Transfer Agent

The Funds' transfer, shareholder services, and dividend paying agent is DST Asset Manager Solutions, Inc. (“DST”), P.O. Box 219140, Kansas City, Missouri 64121-9140.

Custodian

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds' shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated February 1, 1997 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds' shares on a continuous offering basis.

Independent Registered Public Accounting Firm

KPMG LLP, 200 East Randolph Street, Chicago, Illinois 60601, independent registered public accounting firm, has been selected as auditors for the Funds.

CODES OF ETHICS

The Funds, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Acts of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds' securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Funds invest their assets primarily in municipal bonds and cash management securities. In the rare event that a municipal issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Trustees or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6 under the Advisers Act, reports were filed with the SEC on Form N-PX, and the results provided to the Funds’ Board of Trustees and made available to shareholders as required by applicable rules.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere.

On behalf of a Fund, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Funds (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when a Fund participates in a cross trade, the Fund will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the

Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. The portfolio holdings information is posted monthly approximately five business days after the end of the month as of which the information is current. Additionally, the Funds publish on the website a list of their top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to the legal counsel for the Funds’ independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Funds, the Adviser, and the Sub-Adviser do not receive compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it, which includes a prohibition on trading on such non-public information.

Compliance officers of the Funds and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Trustees on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

Advent
Bank of America PriceServe
Barclays Capital, Inc.
Barra
Bloomberg
Broadridge Investor Communication Solutions, Inc.
Broadridge Systems

Brown Brothers Harriman & Co.

Chapman and Cutler LLP
Confluence NXT

Donnelley Financial Solutions
Eagle Investment Systems, LLC
Electra Information Systems
FactSet Research Systems
Financial Graphic Services
Glass, Lewis & Co.

ICE Benchmark Administration Limited
ICE Data Services
IHS Markit, Ltd.
ISS
Investortools
KPMG LLP
Lipper Inc.

Moody’s
Morningstar, Inc.
Omgeo LLC
PricewaterhouseCoopers LLP
PricingDirect Inc.

Refinitiv

Rimes Technologies Corporation

SS&C
State Street Bank and Trust Co.

Strategic Insight

U.S. Bancorp Fund Services, LLC

U.S. Bank N.A.
Ultimus Fund Solutions, LLC
Wolters Kluwer

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are seven series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class C shares, Class C2 shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The following table sets forth the percentage ownership of each person, who, as of June 3, 2019, owned of record, or is known by the Trust to have owned beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Connecticut Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit & of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13.57%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	10.73%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	10.36%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	7.59%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	6.65%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.61%

Nuveen Connecticut Municipal Bond Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	16.72%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	15.53%

	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.09%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	12.68%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.44%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6.53%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.53%

Nuveen Connecticut Municipal Bond Fund Class C2 Shares	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	36.37%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	10.67%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	8.28%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	7.24%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	6.95%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.51%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5.17%

Nuveen Connecticut Municipal Bond Fund Class I Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	36.10%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	8.97%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	8.10%

	MLPF&S for the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	7.85%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	5.76%

Nuveen Massachusetts Municipal Bond Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	52.91%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	9.22%

Nuveen Massachusetts Municipal Bond Fund Class C Shares	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	16.30%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	12.69%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12.26%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	10.64%

	Raymond James Omnibus for Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	10.05%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.35%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	7.27%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	6.29%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	6.13%

Nuveen Massachusetts Municipal Bond Fund Class C2 Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	29.17%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	22.84%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.78%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	8.52%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.71%

	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	5.38%

Nuveen Massachusetts Municipal Bond Fund Class I Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	25.44%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	25.33%

	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	6.85%

Nuveen New Jersey Municipal Bond Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	42.13%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	9.95%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.69%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5.22%

Nuveen New Jersey Municipal Bond Fund Class C Shares	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	31.43%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	22.14%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	15.75%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	6.54%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	5.77%

Nuveen New Jersey Municipal Bond Fund Class C2 Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	31.84%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	23.32%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9.92%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	8.70%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	7.56%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	6.13%

Nuveen New Jersey Municipal Bond Fund Class I Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	41.07%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.17%

	SEI Private Trust Company C/O TIAA-SWP 1 Freedom Valley Drive Oaks PA 19456-9989	6.57%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.34%

	American Enterprise Investment Svc 707 2nd Ave S Minneapolis MN 55402-2405	5.29%

Nuveen New York Municipal Bond Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-1995	27.03%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	11.61%

	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.17%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	8.05%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	5.44%

Nuveen New York Municipal Bond Fund Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	21.90%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.58%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	12.19%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	12.12%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	8.76%

Nuveen New York Municipal Bond Fund Class C2 Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	22.76%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	20.43%

	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	17.97%

	UBS WM USA Omni Account M/F Spec Cdy A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	8.25%

	JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit Of Customers 4 Chase Metrotech Ctr 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	7.23%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6.61%

Nuveen New York Municipal Bond Fund Class I Shares	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	38.55%

	SEI Private Trust Company C/O TIAA-SWP 1 Freedom Valley Drive Oaks PA 19456-9989	10.71%

	Morgan Stanley Smith Barney LLC For the Exclusive Bene of its Cust 1 New York Plz Fl 12 New York NY 10004-1965	5.08%

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds' counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes. If a Fund fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Fund itself will generally be subject to federal income taxation (which will reduce the amount of Fund income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from tax-exempt interest or capital gains realized by a Fund).

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by a Fund.

Distributions

After the end of each year, you will receive a tax statement that separates your Fund’s distributions into four categories: exempt-interest dividends, ordinary income distributions, capital gain dividends and returns of capital. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Funds may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

Qualification to Pay Exempt-Interest Dividends

A regulated investment company may report an applicable portion of a dividend (other than a capital gain dividend) as an “exempt-interest dividend,” if at least half of the regulated investment company’s assets at the close of each quarter of the taxable year consist of tax-exempt state and local bonds. The shareholder treats an exempt-interest dividend as an item of tax-exempt interest as described above.

Your Fund intends to qualify under the percentage of assets test, as described above. If your Fund qualifies under this test, some or all of a dividend paid by the Fund may be reported as an exempt-interest dividend.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Treatment of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to deduct some or all of these expenses. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain disclosures and certain other conditions are met. Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain disclosures and certain other conditions are met. These conditions include, but are not limited to, providing valid tax documentation certifying an investor’s non-U.S. status. Distributions to, and the gross proceeds from dispositions of shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S owners, may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Capital Loss Carry-Forward

When a Fund has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired. As of February 28, 2019, the following Funds had capital loss carry- forwards available for federal income tax purposes, expiring in the year indicated.

Fund	Expiration Year	Capital Loss Carry-Forwards
Nuveen Connecticut Municipal Bond Fund	—*	$4,301,122
Nuveen Massachusetts Municipal Bond Fund	—*	10,127,704
Nuveen New York Municipal Bond Fund	—*	19,527,732

*Not subject to expiration

State Tax Matters

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a RIC for federal income tax purposes or if the exempt-interest dividends paid by a Fund are not excluded from gross income for federal income tax purposes. The discussion also assumes that each Fund will meet certain reporting and filing requirements under the applicable state laws and regulations. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange Fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Connecticut Tax Status

The assets of the Connecticut Fund will include interest bearing obligations issued by or on behalf of the State of Connecticut, any political subdivisions thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut (the

“Connecticut Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Connecticut Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Connecticut, any political subdivisions thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Connecticut.

Exempt-interest dividends distributed by the Connecticut Fund that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the Connecticut State personal income tax imposed by Chapter 229 of Title 12 of the General Statutes of Connecticut, Revision of 1958 (the “Connecticut Personal Income Tax”).

Capital gain dividends distributed by the Connecticut Fund will be excluded from taxable income for purposes of the Connecticut Personal Income Tax to the extent attributable to the sale or exchange of the Connecticut Bonds.

Distributions from the Connecticut Fund, other than exempt-interest dividends attributable to interest on the Bonds and capital gain dividends attributable to the sale or exchange of the Connecticut Bonds, will generally be subject to the Connecticut Personal Income Tax.

You may be subject to tax for purposes of the Connecticut Personal Income Tax on the gain recognized on the sale or redemption of a share of the Connecticut Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of the Connecticut Fund is not deductible for purposes of the Connecticut Personal Income Tax.

Distributions, including exempt-interest dividends, distributed by the Connecticut Fund will generally be subject to the Connecticut State corporation business tax imposed by Chapter 208 of Title 12 of the General Statutes of Connecticut, Revision of 1958 (the “Connecticut Corporation Business Tax”).

Neither the sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in the Connecticut Fund may result in other Connecticut consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Massachusetts Tax Status

The assets of the Massachusetts Fund will include interest bearing obligations issued by the Commonwealth of Massachusetts, any political subdivision thereof, or any agency or instrumentality of either of the foregoing that are exempt from Massachusetts taxation (the “Massachusetts Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Massachusetts Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the Commonwealth of Massachusetts, any political subdivision thereof, or any agency or instrumentality of either of the foregoing and are exempt from Massachusetts taxation, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Massachusetts.

Distributions from the Massachusetts Fund that constitute exempt-interest dividends for federal income tax purposes and are attributable to interest on the Bonds will be excluded from gross income for purposes of the Massachusetts State personal income tax imposed by Section 4 of Chapter 62 of the General Laws of the Commonwealth of Massachusetts, 1932 (the “Massachusetts Personal Income Tax”), provided such dividends are properly designated as such by the Massachusetts Fund in a written notice mailed to shareholders of the Massachusetts Fund.

Distributions from the Massachusetts Fund that constitute capital gain dividends for federal income tax purposes will be excluded from gross income for purposes of the Massachusetts Personal Income Tax to the extent attributable to the sale or exchange of the Massachusetts Bonds, provided such dividends are properly designated as such by the Massachusetts Fund in a written notice mailed to shareholders of the Massachusetts Fund.

Distributions from the Massachusetts Fund, other than exempt-interest dividends attributable to interest on the Bonds and capital gain dividends attributable to the sale or exchange of the Massachusetts Bonds, will generally be subject to the Massachusetts Personal Income Tax.

You generally will be subject to tax for purposes of the Massachusetts Personal Income Tax on the gain recognized on the sale or redemption of a share of the Massachusetts Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of the Massachusetts Fund is not deductible for purposes of the Massachusetts Personal Income Tax.

Distributions from the Massachusetts Fund, including exempt-interest dividends, will generally be subject to the Massachusetts State corporation business tax imposed by Section 39 of Chapter 63 of the General Laws of the Commonwealth of Massachusetts, 1932 (the “Massachusetts Corporation Business Tax”).

Neither the sponsor nor its counsel has independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in the Massachusetts Fund may result in other Massachusetts consequences to certain taxpayers, and prospective investors should consult their tax advisors.

New Jersey Tax Status

The assets of the New Jersey Fund will include interest bearing obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with New Jersey or any other state), body corporate and politic or political subdivision of New Jersey (the “New Jersey Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the New Jersey Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with New Jersey or any other state), body corporate and politic or political subdivision of New Jersey, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of New Jersey.

Assuming the New Jersey Fund qualifies as a “qualified investment fund” for purposes of the New Jersey Gross Income Tax Act, distributions from the New Jersey Fund that are attributable to interest or gain received by the New Jersey Fund from obligations (1) issued by or on behalf of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with New Jersey or any other state), body corporate and politic or political subdivision of New Jersey, or (2) which are statutorily free from state or local taxation under federal or state law, are excluded from gross income for purposes of the New Jersey Gross Income Tax Act. To be a “qualified investment fund,” the New Jersey Fund may have no investments other than interest bearing obligations and certain other financial instruments and at least 80 percent of the aggregate principal amount of its investments must be in obligations described in the previous sentence. Thus, a “fund of funds” structure which would allow a regulated investment company to distribute exempt-interest dividends for federal income tax purposes, would not be eligible to make exempt-interest dividends for purposes of the New Jersey Gross Income Tax.

Other distributions from the New Jersey Fund will generally be subject to the New Jersey Gross Income Tax Act. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Fund is not deductible for purposes of the New Jersey Gross Income Tax Act.

You generally will not be subject to tax for purposes of the New Jersey Gross Income Tax Act on the gain recognized on the sale or redemption of a share of the New Jersey Fund.

All distributions from the New Jersey Fund will generally be subject to the New Jersey franchise tax imposed on corporations.

Neither the sponsor nor its counsel have independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in the New Jersey Fund may result in other New Jersey tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

New York Tax Status

The assets of the New York Fund will include interest bearing obligations issued by or on behalf of the State of New York or political subdivisions thereof (the “New York Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the New York Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New York or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of New York and New York City.

Exempt-interest dividends distributed by the New York Fund that are excluded from gross income for federal income tax purposes and are attributable to interest on the Bonds will be excluded from taxable income for purposes of the New York State personal income tax imposed by Article 22 of the New York State Tax Law (the “State Personal Income Tax”) and the personal income tax imposed by the City of New York under Section 11-1701 of the Administrative Code (the “City Personal Income Tax”).

Distributions from the New York Fund other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the State Personal Income Tax and the City Personal Income Tax.

Distributions, including exempt-interest dividends, distributed by the New York Fund may be subject to the New York State franchise tax imposed on domestic and foreign corporations by Article 9-A of the New York State Tax Law (the “State Corporate Tax”) and the general corporation tax imposed by the City of New York on domestic and foreign corporations under Section 11-603 and 11-653 of the Administrative Code of the City of New York (the “City Corporate Tax”).

You generally will be subject to tax for purposes of the State Personal Income Tax and the City Personal Income Tax on the gain recognized on the sale or redemption of a share in a New York Fund. Gain recognized on the sale or redemption of a share in the New York Fund may be subject to the State Corporate Tax and the City Corporate Tax.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares is not deductible for purposes of the State Personal Income Tax or the City Personal Income Tax.

Each of the Adviser, the Sub-Adviser and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in the New York Fund may result in other New York State and New York City tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. The Funds are generally not a suitable investment for individuals investing through retirement plans.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.20%. See “Distribution and Service Plan.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on February 28, 2019 of Class A shares of Nuveen Connecticut Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$10.39
Per share sales charge—4.20% of public offering price (4.43% of net asset value per share)	0.46
Per share offering price to the public	$10.85

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Investors may purchase Class A shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class C and Class I shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio (unit investment trusts offered through the Distributor prior to March 1, 2002), or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gain distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by the Distributor. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. The Distributor is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide the Distributor appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

• investors purchasing $250,000 or more;

• investors purchasing shares through the reinvestment of Nuveen Mutual Fund dividends and capital gain distributions;

• investors purchasing shares for accounts held directly with a Fund that do not have a financial intermediary of record;

• current and former trustees/directors of the Nuveen Funds;

• current and retired employees of Nuveen, LLC and its affiliates or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

• clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

• investors purchasing through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds' shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to the Prospectus titled, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Funds toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.75% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1.00% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plan.”

Class C share purchase orders equaling or exceeding $250,000 will not be accepted. In addition, Class C share purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed $250,000 will not be accepted. Your financial intermediary may set a lower maximum for Class C shares. Shareholders purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “Reduction or Elimination of Up-Front Sales Charge on Class A Shares” above.

Redemption of Class C shares within 12 months of purchase may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the lower of the purchase price or redemption proceeds. Class C shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class C2 Shares

Your Fund will only issue Class C2 shares (i) upon the exchange of Class C2 shares from another Nuveen Municipal Bond Fund and (ii) for purposes of dividend reinvestment. Class C2 shares are not available for new accounts or for additional investment into existing accounts. Class C2 shares are subject to an annual distribution fee of 0.55% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C2 shares are also subject to an annual service fee of 0.20% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. See “Distribution and Service Plan.”

Redemption of Class C2 shares within 12 months of purchase may be subject to CDSC of 1.00% of the lower of the purchase price or redemption proceeds. Class C2 shares automatically convert to Class A shares after 10 years, thus reducing future annual expenses. Conversions occur during the month in which the 10-year anniversary of the purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C2 shares to Class A shares does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

Reduction or Elimination of Contingent Deferred Sales Charge

The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to the Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $250,000, a CDSC is imposed on any redemption within 18 months of purchase. Class C shares and Class C2 shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1.00% is imposed upon any redemption within 12 months of purchase (except in cases where a shareholder is eligible for a waiver).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) redemptions in connection with a payment of account or plan fees; (v) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance; (vi) upon an optional conversion by a Fund of Class C shares or Class C2 shares held in an account which no longer has a financial intermediary of record into Class A shares; (vii) redemptions of Class C shares or Class C2 shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (viii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

• bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

• advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•  investors purchasing through a brokerage platform of a financial intermediary that has an agreement with the Distributor to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary;

•  any registered investment company that is not affiliated with the Nuveen Funds and which invests in securities of other investment companies;

• any plan organized under section 529 under the Code (i.e., a 529 plan);

• current and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

• officers of Nuveen, LLC and its affiliates, and their immediate family members;

• full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members, including any corporation, partnership, sole proprietorship or other business organization that is wholly owned by one or more of such persons; and

• any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gain distributions on their shares. In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary’s fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Shareholder Programs

Exchange Privilege

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. With respect to Class C2 shares, you are eligible to exchange shares into (i) Class C2 shares of other Nuveen Municipal Bond Funds, or (ii) Class C shares of any other Nuveen Mutual Fund, but if you exchange back into a Nuveen Municipal Bond Fund, you will receive Class C shares instead of Class C2 shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with a Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140 or by calling Nuveen Funds toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Signature Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Funds toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Nuveen Mutual Fund, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of any Nuveen Mutual Fund at net asset value. The reinstatement privilege for Class C2 shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Pursuant to a notice of election under Rule 18f-1, the Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds' Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to two Round Trips per trailing 60-day period.

3.  Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds' Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds' Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds' policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; (x) redemptions or exchanges by certain 529 plans; and (xi) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 591/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 591/2; and (ii) redemptions to satisfy required minimum distributions after age 701/2 from an IRA account.

Distribution and Service Plan

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes a Fund to pay the Distributor distribution and/or shareholder servicing fees on a Fund’s Class A, Class C and Class C2 shares as described below. The distribution fees under the Plan are used for the primary purpose of compensating participating intermediaries for their sales of a Fund. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. Pursuant to the Plan, Class C and Class C2 shares are subject to an annual distribution fee and Class A, Class C and Class C2 shares are subject to the annual service fees (distribution and service fees collectively referred to herein as “12b-1 fees”). The 12b-1 fees are based on the average daily net assets of the class of shares of a Fund and are as follows:

	Annual Distribution Fee	Annual Service Fee	Total 12b-1 Fee
Class A	—	0.20%	0.20%
Class C	0.75%	0.25%	1.00%
Class C2	0.55%	0.20%	0.75%

Class I shares are not subject to either distribution or service fees.

The distribution fee applicable to Class C and Class C2 shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class C and Class C2 shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class C and Class C2 shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C and Class C2 shares, certain other expenses associated with the distribution of Class C and Class C2 shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class C and Class C2 shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended February 28, 2019, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. 12b-1 fees are calculated and accrued daily and paid monthly or at such other intervals as the Board of Trustees may determine. As noted above, no 12b-1 fees are paid with respect to Class I shares. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 fees on Class C and Class C2 shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 fees on Class C and Class C2 shares are paid to financial intermediaries.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended February 28, 2019
Nuveen Connecticut Municipal Bond Fund:
Class A	$278,553
Class C	50,285
Class C2	122,381

Nuveen Massachusetts Municipal Bond Fund:
Class A	325,654
Class C	74,355
Class C2	84,429

Nuveen New Jersey Municipal Bond Fund:
Class A	358,351
Class C	156,022
Class C2	154,144

Nuveen New York Municipal Bond Fund:
Class A	829,698
Class C	384,289
Class C2	253,596

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class C and Class C2 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time.

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review of all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office. With the exception of the Distributor and its affiliates, no “interested person” of the Funds, as that term is defined in the 1940 Act, and no trustee of the Funds has a direct or indirect financial interest in the operation of the Plan or any related agreement.

If a Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the participating intermediaries receiving such payments.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the applicable Fund’s net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by DST, the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plan.” The Distributor also receives any CDSCs imposed on redemptions of shares. The Distributor may also act as a Dealer.

The following tables set forth the amount of underwriting commissions paid by the Funds, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the specified periods. All figures are presented in thousands and are rounded to the nearest thousand.

	Total Underwriting Commissions
Fund	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen Connecticut Municipal Bond Fund	$136	$126	$67
Nuveen Massachusetts Municipal Bond Fund	133	121	146
Nuveen New Jersey Municipal Bond Fund	317	188	74
Nuveen New York Municipal Bond Fund	819	921	449

	Underwriting Commissions Retained by Distributor
Fund	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen Connecticut Municipal Bond Fund	$14	$6	$5
Nuveen Massachusetts Municipal Bond Fund	15	6	6
Nuveen New Jersey Municipal Bond Fund	34	11	5
Nuveen New York Municipal Bond Fund	98	42	16

	Compensation on Redemptions and Repurchases
Fund	3/01/16- 2/28/17	3/01/17- 2/28/18	3/01/18- 2/28/19
Nuveen Connecticut Municipal Bond Fund	$7	$2	$5
Nuveen Massachusetts Municipal Bond Fund	9	1	10
Nuveen New Jersey Municipal Bond Fund	33	7	7
Nuveen New York Municipal Bond Fund	61	14	34

To help financial advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Distributor may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Distributor may produce software, electronic information sites or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs. In addition, wholesale representatives of the Distributor may visit financial advisors on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. Nuveen wholesalers may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Additional Payments to Financial Intermediaries and Other Payments

As described in the Prospectus and elsewhere in this SAI, intermediaries that sell shares of the Nuveen Mutual Funds or provide services to their shareholders, such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries (individually, an “Intermediary,” and collectively, “Intermediaries”), may receive sales charge payments and, out of Fund assets, may be paid Rule 12b-1 distribution and service payments and sub-transfer agency payments. The Distributor and the Adviser make additional payments out of their own assets to selected Intermediaries. These payments are made for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization. These payments are made pursuant to negotiated agreements with Intermediaries. The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories. Further, representatives of the Distributor and its affiliates receive additional compensation related to the Nuveen Mutual Funds.

These payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' Prospectus and described above because they are not paid by the Funds.

Distribution-Related Payments

The Distributor and/or the Adviser make payments (sometimes referred to as “revenue sharing” payments) to selected Intermediaries as compensation for services such as providing the Funds with

“shelf space” or a higher profile for the Intermediary’s personnel or their customers, placing the Funds on the Intermediary’s preferred or recommended fund list, granting access to sales meetings, sales representatives and management representatives of the Intermediary, providing assistance in training and educating the Intermediary’s personnel on the Funds, and furnishing marketing support and other services.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Servicing Payments

The Adviser and/or the Distributor make payments to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Services for which an Intermediary receives servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/ investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform the services itself or arrange with a third party to perform such services.

TIAA-CREF Individual & Institutional Services, LLC (“TIAA-CREF IIS”), an affiliate of the Adviser and the Distributor, is one intermediary that receives servicing payments. The shareholder services agreement between TIAA-CREF IIS and the Distributor provides that in exchange for such services, TIAA-CREF IIS will receive payments of 0.25% of the average net assets of Fund shares on the TIAA-CREF IIS retirement platform on an annual basis. The Distributor pays the portion of the fee that represents 0.05% of the average net assets of Fund shares attributable to TIAA-CREF IIS and the Funds pay the remainder.

Servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Distribution-Related and Servicing Payment Guidelines

In the case of any one Intermediary, distribution-related and servicing payments made by the Adviser and/or the Distributor are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser and/or the Distributor has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis (which amount also includes payments by the Funds for sub-transfer agency services).

Other Payments to Intermediaries

The Adviser and/or the Distributor, at their expense, provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to distribution-related and servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an

Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.

The Adviser and/or the Distributor pay selected Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments vary depending upon the Intermediary and the nature of the event. The Adviser and/or the Distributor make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

The Adviser and/or the Distributor occasionally sponsor due diligence meetings for Intermediaries’ registered representatives during which the registered representatives receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Compensation to the Distributor’s Representatives

Representatives of the Distributor and its affiliates receive additional compensation from the Adviser and/or the Distributor based on whether certain targets are met for sales of one or more Nuveen Mutual Funds and other subjective factors. Such compensation varies by Fund, by distribution channel and by affiliate.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries eligible to receive one or more of the types of payments discussed above as of June 14, 2019:

ADP Broker-Dealer, Inc.
AXA Advisors, LLC
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Ascensus (formerly BISYS Retirement Services, Inc.)
BB&T
BMO Harris Bank N.A.
BNY Mellon, N.A.
Benefit Plans Administrative Services, Inc.
Benefit Trust Company
Cetera
Charles Schwab & Co., Inc.
Chase Investment Services
Citigroup Global Markets Inc.

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
Davenport & Co., LLC
Digital Retirement Solutions, Inc.

Dyatech, LLC
Edward Jones

Fidelity Brokerage Services LLC/National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)/Fidelity Advisors Retirement
Financial Data Services, Inc.

First Clearing
Genesis Employee Benefits, Inc. DBA America’s VEBA Solution
Goldman Sachs
Great West Life and Annuity Insurance Co.
GWFS Equities, Inc.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
ICMA Retirement Corporation
J.J.B. Hilliard, W.L. Lyons, Inc.
J.P. Morgan Retirement Plan Services, LLC
J.P. Morgan Securities LLC
JPMorgan Chase Bank, N.A.
Janney Montgomery Scott LLC
John Hancock Trust Company
Kestra Investment Services, LLC
LPL Financial Services
Ladenburg Thalmann Advisor Network LLC
Lincoln Financial Securities Corporation
Lincoln Retirement Services Company LLC/AMG Service Corp.
Linsco/Private Ledger Corp.
Massachusetts Mutual Life Insurance Company
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corporation
Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
National Financial Services, LLC
Nationwide Financial Services, Inc.
Newport Retirement Services, Inc.
Northwestern Mutual
NYLife Distributors LLC
Oppenheimer & Co.
Pershing LLC
Principal Life Insurance Company
Prudential Insurance Company of America (The)
Prudential Investment Management Services, LLC/Prudential Investments LLC
Raymond James & Associates/Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
SI Financial Advisors
Southwest Securities, Inc.
Stifel, Nicolaus & Co., Inc.
T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)
TIAA-CREF Individual & Institutional Services, LLC

Trust Company of America
U.S. Bancorp Investments, Inc.
U.S. Bank N.A.

UBS Financial Services, Inc.
Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)
Vanguard Group, Inc.
Voya Financial (formerly ING)
Wedbush Morgan Securities
Wells Fargo Advisors, LLC
Wells Fargo Bank, N.A.
Wells Fargo Institutional Retirement & Trust
Wilmington Trust Company
Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since June 14, 2019 are not reflected in the list.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated February 28, 2019. Each Fund’s Annual Report is incorporated by reference into this SAI and is available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings’ (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

1. The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

2. The nature and provisions of the financial obligation, and the promise S&P imputes;

3. The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

NR Indicates that a rating has not been assigned or is no longer assigned.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Long-Term Obligation Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch’s credit ratings to issuers are an opinion on the relative ability of an entity to meet financial commitments. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB  Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB  Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B  Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC  Substantial credit risk. Default is a real possibility.

CC  Very high levels of credit risk. Default of some kind appears probable.

C  Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D  Default. Indicates a default. Default generally is defined as one of the following:

• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•  the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

• the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale, Bank Viability Ratings and Bank Support Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks (Viability Ratings, Support Ratings, Support Floors), derivative counterparty ratings and insurer financial strength ratings.

• The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.

• The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

• The ratings do not opine on the liquidity of the issuer’s securities or stock.

• The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:

o In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

• The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

• The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.

• The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.

• The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.

• The ratings do not opine on the suitability of any security for investment or any other purposes.

MAI-MS2-0619D

PART C—OTHER INFORMATION

Item 28. Exhibits

(a	)(1)	Declaration of Trust of Registrant.(1)

(a	)(2)	Certificate of Amendment to Declaration of Trust, dated June 28, 2000.(3)

(a	)(3)	Amended Establishment and Designation of Classes, dated January 26, 2017.(10)

(a	)(4)	Amended and Restated Designation of Series, dated August 3, 2016.(8)

(b	)	By-Laws of Registrant, amended and restated as of November 18, 2009.(12)

(c	)	Specimen Certificates of Shares of each Fund.(2)

(d	)(1)	Investment Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(6)

(d	)(2)	Amendment of Investment Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 4, 2016.(9)

(d	)(3)	Renewal and Amendment of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 24, 2017.(12)

(d	)(4)	Renewal of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 24, 2018.(13)

(d	)(5)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014.(6)

(d	)(6)	Amended Schedule A of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 4, 2016.(9)

(d	)(7)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated July 24, 2018.(13)

(e	)(1)	Form of Distribution Agreement between Registrant and John Nuveen & Co. Incorporated, dated February 1, 1997.(2)

(e	)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a John Nuveen & Co. Incorporated), dated August 7, 2018.(13)

(e	)(3)	Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement.(4)

(f	)	Not applicable.

(g	)(1)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 15, 2015.(7)

(g	)(2)	Appendix A to the Custodian Agreement, updated as of November 16, 2018.(13)

(h	)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., n/k/a DST Asset Manager Solutions, Inc., dated May 11, 2012.(5)

(h	)(2)	Amendment to Transfer Agency and Service Agreement, dated May 1, 2017.(11)

(h	)(3)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of December 28, 2018.(13)

(i	)	Not applicable.

(j	)(1)	Consent of Independent Registered Public Accounting Firm, dated June 24, 2019.(13)

(j	)(2)	Consent of Independent Registered Public Accounting Firm, dated June 24, 2019.(13)

(k	)	Not applicable.

(l	)	Not applicable.

(m	)	Amended and Restated Plan of Distribution and Service Pursuant to Rule 12b-1, effective January 26, 2017.(11)

(n	)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended January 26, 2017.(11)

(o	)	Not applicable.

(p	)(1)	Code of Ethics, as amended July 1, 2018.(13)

(p	)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, as amended May 23, 2019.(13)

(q	)	Original Powers of Attorney of Messrs. Evans, Hunter, Moschner, Nelson, Toth and Young and Mss. Cook, Stockdale, Stone and Wolff, dated April 10, 2018.(12)

(1)	Incorporated by reference to the initial registration statement filed on October 24, 1996 on Form N-1A for Registrant.
(2)	Incorporated by reference to the pre-effective amendment no. 3 filed on January 13, 1997 on Form N-1A for Registrant.
(3)	Incorporated by reference to the post-effective amendment no. 7 filed on June 28, 2001 on Form N-1A for Registrant.
(4)	Incorporated by reference to the post-effective amendment no. 13 filed on June 28, 2005 on Form N-1A for Registrant.
(5)	Incorporated by reference to the post-effective amendment no. 25 filed on June 28, 2012 on Form N-1A for Registrant.
(6)	Incorporated by reference to the post-effective amendment no. 34 filed on June 26, 2015 on Form N-1A for Registrant.
(7)	Incorporated by reference to the post-effective amendment no. 36 filed on June 28, 2016 on Form N-1A for Registrant.
(8)	Incorporated by reference to the post-effective amendment no. 38 filed on August 5, 2016 on Form N-1A for Registrant.
(9)	Incorporated by reference to the post-effective amendment no. 39 filed on October 19, 2016 on Form N-1A for Registrant.
(10)	Incorporated by reference to the post-effective amendment no. 41 filed on February 28, 2017 on Form N-1A for Registrant.
(11)	Incorporated by reference to the post-effective amendment no. 43 filed on June 28, 2017 on Form N-1A for Registrant.
(12)	Incorporated by reference to the post-effective amendment no. 45 filed on June 28, 2018 on Form N-1A for Registrant.
(13)	Filed herewith.

Item 29. Persons Controlled by or under Common Control with Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Joseph T. Castro, Senior Managing Director	Senior Managing Director (since February 2017), Head of Compliance (since 2013) of Nuveen, LLC; Senior Managing Director (since 2017) of Nuveen Services, LLC.

Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013-August 2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Michael A. Perry, Executive Vice President	Co-Chief Executive Officer (since April 2019), formerly, Executive Vice President (2017-2019), Managing Director (2015-2017) of Nuveen Securities, LLC and Executive Vice President (since 2017) of Nuveen Alternative Investments, LLC.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Austin P. Wachter, Managing Director and Controller

Managing Director and Controller (since 2017) (formerly, Assistant Treasurer and Assistant Controller) of Nuveen Asset Management, LLC; Controller (since 2017) of Nuveen Investments, Inc., Nuveen Alternative Investments, LLC, Nuveen Alternatives Advisors LLC, Nuveen Finance, LLC, Nuveen Services, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Controller (since 2014) of Nuveen, LLC; Controller (since 2016) formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	None

Stuart J. Cohen	Managing Director and Head of Legal	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC.
Diane S. Meggs	Managing Director and Chief Compliance Officer	Managing Director and Compliance Manager (since 2011) of Nuveen Fund Advisors, LLC; Chief Compliance Officer and Managing Director (since 2013) of Nuveen Investments Advisers, LLC.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years

Austin P. Wachter	Managing Director and Controller	Managing Director and Controller (since 2017) formerly, Assistant Controller and Vice President (2016-2017) of Nuveen Fund Advisors, LLC; Controller (since 2017) of Nuveen Investments, Inc., Nuveen Alternative Investments, LLC, Nuveen Alternatives Advisors LLC, Nuveen Finance, LLC, Nuveen Services, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Controller (since 2014) of Nuveen, LLC; Controller (since 2016) formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Managed Accounts Portfolios Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., Nuveen Strategy Funds, Inc. and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer and President, Global Products and Solutions	Trustee

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606	Co-Chief Executive Officer	None

Christy R. Lee 8625 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Chief Financial Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Senior Managing Director and Assistant Secretary	Vice President and Assistant Secretary

Keith Rauschenbach 730 3rd Ave. New York, NY 10017	Executive Vice President	None

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Secretary

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	Managing Director and Assistant Secretary	Vice President and Assistant Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 28th day of June, 2019.

NUVEEN MULTISTATE TRUST II

By:	/S/ CHRISTOPHER M. ROHRBACHER
Christopher M. Rohrbacher Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ E. SCOTT WICKERHAM E. SCOTT WICKERHAM	Vice President and Controller (principal financial and accounting officer)	ý ï ï ï ï ï ï ï ï ï ï ï þ ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï ï þ		June 28, 2019
/S/ GREG A. BOTTJER GREG A. BOTTJER	Chief Administrative Officer (principal executive officer)			June 28, 2019
TERENCE J. TOTH*	Chairman of the Board and Trustee		By:	/S/ CHRISTOPHER M. ROHRBACHER CHRISTOPHER M. ROHRBACHER Attorney-in-Fact June 28, 2019
MARGO L. COOK*	Trustee
JACK B. EVANS*	Trustee
WILLIAM C. HUNTER*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee
JUDITH M. STOCKDALE*	Trustee
CAROLE E. STONE*	Trustee
MARGARET L. WOLFF*	Trustee
ROBERT L. YOUNG*	Trustee

*

An original power of attorney authorizing, among others, Kevin J. McCarthy, Christopher M. Rohrbacher and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Exhibit

(d)(4)	Renewal of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 24, 2018.

(d)(7)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated July 24, 2018.

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a John Nuveen & Co. Incorporated), dated August 7, 2018.

(g)(2)	Appendix A to the Custodian Agreement, updated as of November 16, 2018.

(h)(3)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of December 28, 2018.

(j)(1)	Consent of Independent Registered Public Accounting Firm, dated June 24, 2019.

(j)(2)	Consent of Independent Registered Public Accounting Firm, dated June 24, 2019.

(p)(1)	Code of Ethics, as amended July 1, 2018.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, as amended May 23, 2019.